As filed with the Securities and Exchange Commission on April 28, 2006

1933 Act Registration No. 333-70754

1940 Act Registration No. 811-10509

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X	]

Pre-Effective Amendment No.	[	]

Post-Effective Amendment No. 15	[X	]

and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X	]

Amendment No. 16	[X	]

(Check appropriate box or boxes)

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

PATRICIA LOUIE, ESQ.

Vice President and Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: May 1, 2006

It is proposed that this filing will become effective:

            immediately upon filing pursuant to paragraph (b)

    X     on May 1, 2006 pursuant to paragraph (b)

            60 days after filing pursuant to paragraph (a)

            on [date] pursuant to paragraph (a) of Rule 485

            75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

            This post-effective amendment designates a new effective date for a previously filed post- effective amendment

AXA Premier VIP Trust

Contents of Registration Statement

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectuses

Statement of Additional Information

Part C—Other Information

Signature Page

PROSPECTUS MAY 1, 2006

AXA PREMIER VIP TRUST

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP High Yield Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Mid Cap Growth Portfolio

AXA Premier VIP Mid Cap Value Portfolio

AXA Premier VIP Technology Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A and Class B shares of eleven (11) of the Trust’s portfolios. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) for the Trust’s Class B shares. Each portfolio is a diversified portfolio, except AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio, which are non-diversified portfolios sometimes referred to as “sector portfolios.” Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote. Each portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is AXA Equitable (the “Manager”). The day-to-day management of each portfolio is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected portfolio’s shareholders.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Legg Mason Capital Management, Inc. Marsico Capital Management, LLC MFS Investment Management

Key Term

•	Equity — Equity securities include common stocks and other equity-type securities such as preferred stocks, warrants and securities convertible into common stock.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization growth companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. Each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The portfolio may invest up to 25% of its total assets in securities of foreign companies, including companies based in developing countries and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to four or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar charts illustrate the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
26.11% (1998 4th Quarter)	–27.19% (1998 3rd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
25.99% (1998 4th Quarter)	–27.23% (1998 3rd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP Aggressive Equity Portfolio — Class A	8.44%	–2.10%	2.34%
AXA Premier VIP Aggressive Equity Portfolio — Class B	8.23%	–2.35%	2.18%
Russell 3000 Growth Index*	5.17%	–3.15%	6.48%
*	For more information on this index, see “Description of Benchmarks.”

AXA PREMIER VIP CORE BOND PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by S&P.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The portfolio may also invest, to a limited extent, in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Service (“S&P”)) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The portfolio may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. The portfolio normally will seek to hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the portfolio when the sub-advisers determine that they have the potential for above-average total return.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently approximately 4.58 years). Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
3.42% (2002 3rd Quarter)	–2.20% (2004 2nd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
3.36% (2002 3rd Quarter)	–2.17% (2004 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Core Bond Portfolio — Class A	2.00%	4.63%
AXA Premier VIP Core Bond Portfolio — Class B	1.74%	4.36%
Lehman Brothers Aggregate Bond Index*	2.43%	5.24%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP HEALTH CARE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas:

pharmaceutical, health care services companies, product and device providers and biotechnology firms. The portfolio’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets.

•	Health Care Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
18.35% (2003 2nd Quarter)	–13.36% (2002 2nd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
18.42% (2003 2nd Quarter)	–13.46% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Health Care Portfolio — Class A	7.30%	5.59%
AXA Premier VIP Health Care Portfolio — Class B	6.98%	5.32%
Russell 1000 Healthcare Index*#	8.49%	1.31%
Russell 1000 Index*	6.27%	4.77%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP HIGH YIELD PORTFOLIO

Manager:	AXA Equitable

Sub-adviser:	Pacific Investment Management Company LLC Post Advisory Group, LLC

Key Term

•	Below Investment Grade Bonds — Bonds rated BB or lower by S&P and Ba or lower by Moody’s and pay a higher yield to compensate for their greater risk.

Investment Goal

High total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, are determined to be of comparable quality by the sub-adviser. The portfolio also may invest, to a limited extent, in illiquid securities.

In the event that any securities held by the portfolio fall below those ratings at the time of purchase, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers; including issuers located in emerging markets. The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio’s investments will be income producing.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio’s sub-adviser’s may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information, see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be more costly to the portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Loan Participation Risk — The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar charts illustrate the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
8.05% (1997 2nd Quarter)	–11.04% (1998 3rd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
8.02% (1997 2nd Quarter)	–11.09% (1998 3rd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP High Yield Portfolio — Class A	3.26%	6.32%	5.17%
AXA Premier VIP High Yield Portfolio — Class B	3.13%	6.07%	4.94%
Merrill Lynch High Yield Master Cash Pay Only Index*†	2.83%	8.76%	6.80%
Credit Suisse First Boston Global High Yield Index*	2.25%	9.82%	7.13%
*	For more information on this index, see “Description of Benchmarks.”
†	Effective December 31, 2005, this index replaced the Credit Suisse First Boston Global High Yield Index as the portfolio’s benchmark because this index reflects more closely the sectors in which the portfolio invests.

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. J.P. Morgan Investment Management Inc. Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The portfolio does not limit its investment to issuers within a specific market capitalization range.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the portfolio’s success, regional issues or political and economic considerations also play a role in the overall success of the portfolio. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these cash instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
23.16% (2003 2nd Quarter)	–22.22% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
23.09% (2003 2nd Quarter)	–22.16% (2002 3rd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP International Equity Portfolio — Class A	15.74%	9.93%
AXA Premier VIP International Equity Portfolio — Class B	15.47%	9.68%
Morgan Stanley Capital International EAFE Index*	13.54%	12.30%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Janus Capital Management LLC Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
16.14% (2003 2nd Quarter)	–15.48% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
16.01% (2003 2nd Quarter)	–15.50% (2002 3rd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Core Equity Portfolio — Class A	7.07%	4.09%
AXA Premier VIP Large Cap Core Equity Portfolio — Class B	6.70%	3.83%
Standard & Poor’s 500 Index*	4.91%	3.92%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
13.51% (2003 2nd Quarter)	–18.96% (2002 2nd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
13.40% (2003 2nd Quarter)	–19.07% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broadbased index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Growth Portfolio — Class A	7.66%	0.99%
AXA Premier VIP Large Cap Growth Portfolio — Class B	7.52%	0.74%
Russell 1000 Growth Index*	5.26%	1.15%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Institutional Capital Corporation MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
15.52% (2003 2nd Quarter)	–17.10% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
15.27% (2003 2nd Quarter)	–17.12% (2002 3rd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Value Portfolio — Class A	7.37%	6.80%
AXA Premier VIP Large Cap Value Portfolio — Class B	7.10%	6.53%
Russell 1000 Value Index*	7.05%	8.19%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP MID CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Growth Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $885 million to $16 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
20.46% (2003 2nd Quarter)	–21.58% (2002 2nd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
20.36% (2003 2nd Quarter)	–21.61% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Mid Cap Growth Portfolio — Class A	8.66%	1.90%
AXA Premier VIP Mid Cap Growth Portfolio — Class B	8.41%	1.64%
Russell MidCap Growth Index*†	12.10%	7.61%
Russell 2500 Growth Index*	8.17%	6.49%
*	For more information on this index, see the following section “Description of Benchmarks.”
†	Effective December 31, 2005, this index replaced the Russell 2500 Growth Index as the portfolio’s benchmark because this index reflects more closely the sectors in which the portfolio invests.

AXA PREMIER VIP MID CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Value Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $658 million to $16 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
19.75% (2003 2nd Quarter)	–20.11% (2002 3rd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
19.67% (2003 2nd Quarter)	–20.14% (2002 3rd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Mid Cap Value Portfolio — Class A	7.61%	7.02%
AXA Premier VIP Mid Cap Value Portfolio — Class B	7.29%	6.74%
Russell Midcap Value Index*†	12.65%	14.83%
Russell 2500 Value Index*	7.74%	14.37%
*	For more information on this index, see the following section “Description of Benchmarks.”
†	Effective December 31, 2005, this index replaced the Russell 2500 Value Index as the portfolio’s benchmark because this index reflects more closely the sectors in which the portfolio invests.

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers with a specific market capitalization range. While the portfolio can invest in securities of U.S. and foreign companies, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

•	Technology Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
26.83% (2003 2nd Quarter)	–26.94% (2002 2nd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
26.92% (2003 2nd Quarter)	–27.05% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Technology Portfolio — Class A	11.54%	1.66%
AXA Premier VIP Technology Portfolio — Class B	11.20%	1.40%
Russell 1000 Technology Index*#	2.32%	-1.27%
Russell 1000 Index*	6.27%	4.77%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

PORTFOLIO FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	AXA Premier VIP Aggressive Equity Portfolio		AXA Premier VIP High Yield Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee	0.60%	0.60%	0.58%	0.58%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses	0.20%	0.20%	0.18%	0.18%
Total operating expenses	0.80%	1.05%	0.76%	1.01%
	AXA Premier VIP Core Bond Portfolio		AXA Premier VIP Health Care Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee	0.60%	0.60%	1.20%	1.20%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses	0.18%	0.18%	0.28%	0.28%
Total operating expenses	0.78%	1.03%	1.48%	1.73%
Less fee waiver/expense reimbursement**	(0.08)%	(0.08)%	0.00%	0.00%
Net operating expenses***	0.70%	0.95%	1.48%	1.73%
	AXA Premier VIP International Equity Portfolio		AXA Premier VIP Large Cap Core Equity Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee	1.05%	1.05%	0.90%	0.90%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses	0.28%	0.28%	0.25%	0.25%
Total operating expenses	1.33%	1.58%	1.15%	1.40%
Less fee waiver/expense reimbursement**	0.00%	0.00%	(0.05)%	(0.05)%
Net operating expenses***	1.33%	1.58%	1.10%	1.35%
	AXA Premier VIP Large Cap Growth Portfolio		AXA Premier VIP Large Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee	0.90%	0.90%	0.90%	0.90%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses	0.23%	0.23%	0.22%	0.22%
Total operating expenses	1.13%	1.38%	1.12%	1.37%
Less fee waiver/expense reimbursement**	(0.03)%	(0.03)%	(0.02)%	(0.02)%
Net operating expenses***	1.10%	1.35%	1.10%	1.35%
	AXA Premier VIP Mid Cap Growth Portfolio		AXA Premier VIP Mid Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
Management fee	1.10%	1.10%	1.10%	1.10%
Distribution and/or service (12b-1) fees*	0.00%	0.25%	0.00%	0.25%
Other expenses	0.25%	0.25%	0.19%	0.19%
Total operating expenses	1.35%	1.60%	1.29%	1.54%
Less fee waiver/expense reimbursement**	0.00%	0.00%	0.00%	0.00%
Net operating expenses***	1.35%	1.60%	1.29%	1.54%

PORTFOLIO FEES & EXPENSES (cont’d)

	AXA Premier VIP Technology Portfolio
	CLASS A	CLASS B
Management fee	1.20%	1.20%
Distribution and/or service (12b-1) fees*	0.00%	0.25%
Other expenses	0.22%	0.22%
Total operating expenses	1.42%	1.67%
Less fee waiver/expense reimbursement**	0.00%	0.00%
Net operating expenses***	1.42%	1.67%
*	The maximum distribution and/or service (12b-1) fee for the portfolio’s Class B shares is 0.50% of the average daily net assets attributable to the portfolio’s Class B shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the portfolio’s Class B shares. This arrangement will be in effect at least until April 30, 2007.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative or other fees to limit the expenses of each portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement”.
***	A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Operating Expenses for each of the portfolio’s Class A and Class B shares (other than Core Bond Portfolio and High Yield Portfolio) for the fiscal year ended December 31, 2005 was 0.73% and 0.98% for Aggressive Equity Portfolio, 1.46% and 1.71% for Health Care Portfolio, 1.29% and 1.54% for International Equity Portfolio, 1.08% and 1.33% for Large Cap Core Equity Portfolio, 1.08% and 1.33% for Large Cap Growth Portfolio, 1.04% and 1.29% for Large Cap Value Portfolio, 1.30% and 1.55% for Mid Cap Growth Portfolio, 1.24% and 1.49% for Mid Cap Value Portfolio and 1.36% and 1.61% for Technology Portfolio, respectively.

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Premier VIP Aggressive Equity Portfolio		AXA Premier VIP Core Bond Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$82	$107	$72	$97
3 years	$255	$334	$241	$320
5 years	$444	$579	$425	$561
10 years	$990	$1,283	$959	$1,252

	AXA Premier VIP Health Care Portfolio		AXA Premier VIP High Yield Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$151	$176	$78	$103
3 years	$468	$545	$243	$315
5 years	$808	$939	$422	$542
10 years	$1,768	$2,041	$942	$1,195

	AXA Premier VIP International Equity Portfolio		AXA Premier VIP Large Cap Core Equity Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$135	$161	$112	$137
3 years	$421	$499	$360	$438
5 years	$729	$860	$628	$761
10 years	$1,601	$1,878	$1,393	$1,675

	AXA Premier VIP Large Cap Growth Portfolio		AXA Premier VIP Large Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$112	$137	$112	$137
3 years	$356	$434	$354	$432
5 years	$619	$752	$615	$748
10 years	$1,372	$1,655	$1,361	$1,645

PORTFOLIO FEES & EXPENSES (cont’d)

	AXA Premier VIP Mid Cap Growth Portfolio		AXA Premier VIP Mid Cap Value Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$137	$163	$131	$157
3 years	$428	$505	$409	$486
5 years	$739	$871	$708	$839
10 years	$1,624	$1,900	$1,556	$1,834

	AXA Premier VIP Technology Portfolio
	CLASS A	CLASS B
1 year	$145	$170
3 years	$449	$526
5 years	$776	$907
10 years	$1,702	$1,976

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolios have principal investment strategies that come with inherent risks. Each portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the portfolios.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s asset and income.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Illiquid securities are securities that a portfolio cannot sell on an open market. This means that a portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk.  A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lending Risk.  Each portfolio may lend portfolio securities with a value of up to 33 1/3% of a portfolio’s total assets, including collateral received for securities lent. If a portfolio lends securities,

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

there is a risk that the securities will not be available to the portfolio on a timely basis, and the portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Health Care Portfolio, Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security will move up and down, sometimes rapidly and unpredictably based upon overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  Each of the portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns. The Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio and Technology Portfolio historically have had a high portfolio turnover.

Repurchase Agreements Risk.  A portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the portfolio might incur a loss. If the seller declares bankruptcy, a portfolio may not be able to sell the security at the desired time.

Securities Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Special Situations Risk.  The International Equity Portfolio and Large Cap Core Equity Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  The Aggressive Equity Portfolio, Health Care Portfolio, International Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Technology Portfolio can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the portfolios. For further information about investment strategies, see the portfolios’ Statement of Additional Information (“SAI”).

Derivatives.  The portfolios can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolios may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Initial Public Offerings (“IPOs”).  Each of the portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading to limit expenses. The portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, a portfolio may lend its portfolio securities with a value of up to 33 1/3% of the portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The portfolios may engage in short sales. A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each portfolio’s assets among the portfolio’s sub-advisers. AXA Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and the board of trustees to appoint, dismiss and replace a portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub- advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. AllianceBernstein L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each portfolio’s investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio’s sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the portfolios is available in the Trust’s SAI.

A I M Capital Management, Inc. (“AIM”) serves as a sub-adviser to AXA Premier VIP Health Care Portfolio. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, a publicly held company and one of the world’s largest investment services companies. As of December 31, 2005, AIM Management had approximately $128 billion in assets under management.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio, AXA Premier VIP International Equity Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Mid Cap Growth Portfolio. AllianceBernstein, a limited partnership, is a majority owned subsidiary of AXA Financial, Inc. As of December 31, 2005, AllianceBernstein had approximately $579 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a sub-adviser to AXA Premier VIP Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S. A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2005, AXA Rosenberg Group had approximately $84.3 billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. BAI is a wholly owned subsidiary of

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

BlackRock, Inc., which is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2005, BAI had approximately $452 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a sub-adviser to AXA Premier VIP Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2005, Firsthand had approximately $900 million in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a sub-adviser to AXA Premier VIP Mid Cap Growth Portfolio. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2005, Franklin, together with its affiliates, had approximately $464 billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2005, ICAP had approximately $13 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2005, JCG had approximately $148.5 billion in assets under management.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as a sub-adviser to AXA Premier VIP International Equity Portfolio. J.P. Morgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank. As of December 31, 2005, J.P. Morgan had approximately $846.9 billion in assets under management.

Legg Mason Capital Management, Inc. (“Legg Mason”) serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. Legg Mason is a subsidiary of Legg Mason, Inc., a publicly traded financial services holding company. As of December 31, 2005, Legg Mason, together with its sister companies had approximately $60.2 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a sub-adviser to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation, a publicly traded company. As of December 31, 2005, Marsico had approximately $63 billion in assets under management.

MFS Investment Management (“MFS”) serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP Large Cap Value Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a publicly traded diversified financial services organization. As of December 31, 2005, MFS had approximately $162.5 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

Post Advisory Group, LLC (“Post”) serves as a sub-adviser to AXA Premier VIP High Yield Portfolio. Post is the successor advisory entity of Post Advisory Group, Inc. Post is affiliated with Principal Global Investors, Inc. (“Principal”), a member of the Principal Financial Group. Principal owns 72% of Post and eight senior management professionals at Post own 28%. As of December 31, 2005, Post had approximately $8 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a sub-adviser to AXA Premier VIP Mid Cap Growth Portfolio. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, a publicly traded company. As of December 31, 2005, Provident had approximately $4.4 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a sub-adviser to AXA Premier VIP Health Care Portfolio, AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Technology Portfolio. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2005, RCM had approximately $20 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. (“SGAM”) holds a majority interest in The TCW Group, Inc. SGAM is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2005, TCW had approximately $125 billion in assets under management or committed to management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2005, Thornburg had approximately $18.7 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a sub-adviser to AXA Premier VIP Health Care Portfolio, AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Technology Portfolio. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 95 partners, all active within the firm. As of December 31, 2005, Wellington Management had approximately $521 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Aggressive Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Catherine Wood

The management of and investment decisions for the portfolio are made by Catherine Wood. Ms. Wood is a member of the AllianceBernstein’s US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is senior vice president and Team Leader for AllianceBernstein’s US Mid/All Cap Growth. She is also the Chief Investment Officer of AllianceBernstein’s Regent Investor Services. Ms. Wood joined AllianceBernstein in 2001 and has held her current positions since that time. Prior to joining AllianceBernstein, Ms. Wood was with Tupelo Capital Management, where she was a general partner, co-managing global equity-oriented portfolios.

	Legg Mason Capital Management, Inc. 100 Light Street Baltimore, MD 21202 Portfolio Manager Robert G. Hagstrom, Jr.	Robert G. Hagstrom, Jr. is primarily responsible for the day-to-day management of the portfolio. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. in a portfolio management capacity since 1998. He currently serves as Senior Vice President of Legg Mason and Legg Mason Funds Management, Inc. and as President of Legg Mason Focus Capital, Inc.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager Thomas F. Marsico	Thomas F. Marsico is primarily responsible for day-to-day management of the portfolio. Thomas F. Marsico has been Chief Executive Officer of Marsico since its inception in 1997.

MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Management Team

David Sette-Ducati and Eric B. Fishman are primarily responsible for the day-to-day management of the portfolio.

Mr. Sette-Ducati has been a Senior Vice President and Portfolio Manager at MFS since 2001.

Mr. Fishman has been Vice President and Portfolio Manager since April 2002. Prior to that time he was a research analyst with MFS since 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Core Bond Portfolio	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson	Scott M. Amero and Keith T. Anderson are primarily responsible for day-to-day management of the portfolio. Messrs. Anderson and Amero lead BlackRock Advisors’ Fixed Income Team, which consists of 50 portfolio managers including eight lead sector specialists in the major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the portfolio utilizing BlackRock Advisors’ risk management analytics to regularly evaluate the composition of the portfolio.

Mr. Anderson is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since joining the firm in 1988. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since joining the firm in 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors’ team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

Paul A. McCulley is primarily responsible for day-to-day management of the portfolio. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999.

William H. Gross is managing director and chief investment officer and was a founding partner of PIMCO in 1971.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Health Care Portfolio	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Manager Derek M. Taner	Derek M. Taner, Portfolio Manager, has been responsible for the portfolio since 2005 and has been associated with AIM and/or its affiliates as an investment professional since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Michael Dauchot	Dr. Michael Dauchot re-joined RCM in 2005 as Senior Analyst and Lead Portfolio Manager. From 2004 to October 2005, he was a Principal and Healthcare Analyst at Pequot Capital Management. From 1999 to 2004, he served as a Senior Analyst and Sector Fund Manager on the Healthcare team at RCM.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Robert L. Deresiewicz Ann C. Gallo Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Robert L. Deresiewicz, Ann C. Gallo, Jean M. Hynes, Kirk J. Mayer and Joseph H. Schwartz are primarily responsible for day-to-day management of the portfolio.

Mr. Deresiewicz, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the portfolio since 2004.

Ms. Gallo, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the portfolio since its inception.

Ms. Hynes, a Senior Vice President of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Mayer, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Schwartz, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the portfolio since its inception.

AXA Premier VIP High Yield Portfolio	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Raymond G. Kennedy	Raymond G. Kennedy is primarily responsible for the day-to-day management of the portfolio. Mr. Kennedy is a managing director, portfolio manager and senior member of PIMCO’s investment strategy group that manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996 and has had portfolio management responsibilities since that time.

	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025 Portfolio Managers Larry Post Allan Schweitzer	Larry Post and Allan Schweitzer are primarily responsible for the day-to-day management of the portfolio. Mr. Post, Chief Executive Officer and Chief Investment Officer of Post since August 2000 and January 2004, respectively, has overall responsibility for the portfolio and investment process. Mr. Schweitzer, a Managing Director-Investment Management of Post, joined Post in 2000 and has held his current position since that time.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP International Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The four members of the portfolio management team are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D’Auria.

Ms. Fay was appointed CIO-Global Value Equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO-European and UK Value equities; previously the CIO for both services from 1999 to 2004. She also serves on the firm’s Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fay joined AllianceBernstein in 1990 as a research analyst.

Mr. Simms was named Co-CIO-International Value equities in 2003, which he has assumed in addition to his role as director of research-Global and International Value equities, a position he has held since 2000. He joined AllianceBernstein in 1992.

Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Mr. Martini joined AllianceBernstein in 1985.

Mr. D’Auria was named Co-CIO of International Value equities in 2003, adding to his responsibilities as CIO-Emerging Markets Value Equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of AllianceBernstein’s global research department, which he managed from 1998 through 2002. Mr. D’Auria joined the firm in 1991.

J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036 Portfolio Management Team

Howard Williams and James Fisher are primarily responsible for the day-to-day management of the portfolio.

Mr. Williams joined J.P. Morgan as a portfolio manager in 1994 and has had portfolio management responsibilities since that time. He is currently a Managing Director and the head of J.P. Morgan’s Global Portfolios Group.

Mr. Fisher joined J.P. Morgan in 1985 as a trainee portfolio manager and has had portfolio management responsibilities since that time. He is currently a Managing Director and Portfolio Manager in J.P. Morgan’s Global Portfolios Group.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman	James G. Gendelman is primarily responsible for day-to-day management of the portfolio. Mr. Gendelman has been associated with Marsico as a Portfolio Manager and Senior Analyst since 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Core Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx and John Phillips.

Ms. Fedak has been Chief Investment Officer — US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on AllianceBernstein’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with AllianceBernstein in 2000.

Mr. Mahedy was named Co-Chief Investment Officer — US Value Equities in 2003. He continues to serve as Director of Research — US Value Equities, a position he has held since 2001.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities since that time.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since that time.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	E. Marc Pinto is primarily responsible for day-to-day management of the portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been a portfolio manager with Janus since 1994.

-	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Managers Connor Browne, CFA William V. Fries, CFA Ed Maran, CFA

Connor Browne, William V. Fries and Ed Maran are primarily responsible for day-to-day management of the portfolio.

Connor Browne, joined Thornburg in August 2001 as an Associate Portfolio Manager and has had portfolio management responsibilities since that time.

William V. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995.

Ed Maran joined Thornburg in October 2002 as Associate Portfolio Manager and has had portfolio management responsibilities since that time. From February 2001 to May 2002 Mr. Maran was a Senior Analyst at USAA.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Growth Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird

The management of and decisions for the portfolio are made by the US Disciplined Growth Team. The US Disciplined Growth Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members work jointly to determine the investment strategy, including security selection, William D. Baird is primarily responsible for day-to-day management of the portfolio.

Mr. Baird is a senior vice president and Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Baird joined AllianceBernstein in 1994 as a quantitative analyst and became a member of the US Disciplined Growth Team in 1995.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Scott T. Migliori Seth A. Reicher

Scott T. Migliori, Director and Co-Chief Investment Officer, U.S. Large Cap Select Growth Equities and Seth A. Reicher, Managing Director and Co-Chief Investment Officer of RCM are primarily responsible for the day-to-day management of the portfolio.

Mr. Migliori is a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team. He joined RCM in 2003 as a Director and Senior Portfolio Manager. Prior to joining RCM, Mr. Migliori was an equity research analyst, then Portfolio Manager and Analyst, and senior co-manager at Provident Investment Counsel, Inc. from 1995 to 2003.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000. Mr. Reicher joined RCM as an Analyst in 1993.

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame

Craig C. Blum, Managing Director, U.S. Equities and Stephen A. Burlingame, Managing Director, U.S. Equities of TCW are primarily responsible for the day-to-day management of the portfolio.

Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003 he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Blum joined TCW in 1999.

Mr. Burlingame previously served as a Managing Director, U.S. Equities TCW Concentrated Core Equities and in 2003 he served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities, from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame joined TCW in 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Value Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter

The management of and investment decisions for the portfolio are made by the Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Aryeh Glatter is primarily responsible for day-to-day management of the portfolio.

Mr. Glatter is Vice President and US Relative Value Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Glatter joined AllianceBernstein in 1993.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Managers Robert H. Lyon Jerrold K. Senser	Robert H. Lyon and Jerrold K. Senser are primarily responsible for the day-to-day management of the portfolio. Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992. Mr. Senser is Executive Vice President and Co-Chief Investment Officer of ICAP. Mr. Senser joined ICAP in 1986 and has had portfolio management responsibilities since that time.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Nevin P. Chitkara Steven R. Gorham	Nevin P. Chitkara and Steven R. Gorham are primarily responsible for day-to-day management of the portfolio. Mr. Chitkara is a Vice President and portfolio manager with MFS and has been employed in the investment management area of MFS since 1997. Mr. Gorham is a portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Mid Cap Growth Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse-Tseng

The management of and investment decisions for the portfolio are made by AllianceBernstein’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse-Tseng.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as team leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Tseng is Vice President and Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager for the small cap growth team at William D. Witter since August 2003 and with Weiss, Peck & Greer, from April 2002 to August 2003. Prior to that time Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team

Edward B. Jamieson, Executive Vice President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are primarily responsible for the day-to-day management of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin and its predecessor since 1987.

Mr. McCarthy joined Franklin in 1992 and has had portfolio management responsibilities since that time.

Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

Richard S. Campagna, James M. Landreth, Evelyn D. Lapham and John J. Yoon are primarily responsible for the day-to-day management of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Campagna, a Senior Vice President, Portfolio Manager and Analyst, joined Provident in 2005 as an investment professional. From 2001 to 2005 Mr. Campagna was a Portfolio Manager, Managing Director and Head of Research at Shaker Investments, LLC.

Mr. Landreth, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 1993 as an investment professional.

Ms. Lapham, a Managing Director, Co-Lead Portfolio Manager and Analyst joined Provident in 1997 as an investment professional.

Mr. Yoon, a Senior Vice President, Co-Lead Portfolio Manager and Analyst joined Provident in 1995 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Mid Cap Value Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg is jointly responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

Dr. Ricks is primarily responsible for the day-to-day management of the portfolio and is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. Dr. Ricks has held these positions since 1998. He joined AXA Rosenberg’s predecessor in 1989. He is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction.

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Suvall

Nicholas F. Galluccio and Susan I. Suvall are primarily responsible for the day-to-day management of the portfolio.

Mr. Galluccio has been a Managing Director of TCW since 1997 and joined TCW in 1982.

Ms. Suvall has been a Managing Director of TCW since 1998 and joined TCW in 1985.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy	James N. Mordy is primarily responsible for day-to-day management of the portfolio. Mr. Mordy, a Senior Vice President of Wellington Management, has served as Portfolio Manager of the portfolio since 2002. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Technology Portfolio	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the portfolio. Mr. Landis has been the Chief Investment Officer, Chief Executive Officer and Portfolio Manager of Firsthand for the past five years. Mr. Landis co-founded the firm in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the portfolio.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager and has been associated with RCM as an investment professional since 1994.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill Bruce L. Glazer Anita M. Killian Vikram Murthy Scott E. Simpson Eric Stromquist

John F. Averill, Bruce L. Glazer, Anita M. Killian, Vikram Murthy, Scott E. Simpson and Eric Stromquist are primarily responsible for day-to-day management of the portfolio.

Mr. Averill, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Glazer, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Murthy, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Simpson, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Stromquist, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the portfolio since 2003.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Management Fees

Each portfolio pays a fee to AXA Equitable for management services. For the fiscal year ended December 31, 2005, the Large Cap Core Equity Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio each paid a management fee at an annual rate of 0.90% of the average daily net assets of the portfolio. The Mid Cap Growth Portfolio and Mid Cap Value Portfolio each paid a management fee at an annual rate of 1.10% of the average daily net assets of the portfolio. The International Equity Portfolio paid a management fee at an annual rate of 1.05% of the average daily net assets of the portfolio. The Technology Portfolio and Health Care Portfolio each paid a management fee at an annual rate of 1.20% of the average daily net assets of the portfolio. The Core Bond Portfolio and High Yield Portfolio each paid a management fee at an annual rate of 0.58% of the average daily net assets of the portfolio. The Aggressive Equity Portfolio paid a management fee at an annual rate of 0.60% of the average daily net assets of the portfolio.

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Annual Report to Shareholders dated December 31, 2005, except with respect to the investment advisory agreements with Legg Mason Capital Management, Inc. with regard to the Aggressive Equity Portfolio and Post Advisory Group, LLC with regard to the High Yield Portfolio which is available in the Trust’s Semi-Annual Report to Shareholders dated June 30, 2005 and J.P. Morgan Investment Management Inc. with regard to the International Equity Portfolio, which is available in the Trust’s SAI.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the portfolio’s total average net assets plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each portfolio (except Aggressive Equity Portfolio and High Yield Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 0.70% for the Core Bond Portfolio, 1.60% for the Health Care Portfolio and Technology Portfolio, 1.55% for the International Equity Portfolio, 1.10% for the Large Cap Core Equity Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio and 1.35% for the Mid Cap Growth Portfolio and the Mid Cap Value Portfolio.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

Legal Proceedings

A I M Capital Management, Inc.

On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM’s independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the AIM funds’ Statement of Additional Information.

As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

AllianceBernstein L.P.

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time,

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1.	Mutual Fund Revenue Sharing. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. The complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiff seeks unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiff also seeks rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses. Other, related complaints were filed, and have been consolidated in New York federal district court. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs’ claim under Section 36(b). In January 2006, the Court granted Alliance’s motion for reconsideration and dismissed plaintiffs’ Section 36(b) claim as well. The plaintiffs have moved for leave to amend their complaint. Alliance believes that the plaintiffs’ allegations are without merit and intends to vigorously defend against them if their dismissal is appealed.

2.	Alliance Premier Growth Fund Litigation. In December 2002, a complaint styled Goggins v. Alliance Capital Management was filed in federal court alleging that the registration statement and prospectus for the Large Cap Growth Fund (f/k/a the Premier Growth Fund) were materially misleading in describing the objectives and strategies of the Fund in relation to its investments in Enron shares. The firm and the other defendants moved to dismiss the complaint. In December 2004, the court granted our motion and dismissed the Goggins case. In January 2006, the U.S. Court of Appeals for the Third Circuit affirmed the dismissal. AllianceBernstein and the other defendants in these actions believe that the allegations are without merit and intend to vigorously defend against them if they should be asserted again.

3.	Premier Growth Fund Litigation (Jaffe). In September 2002, a complaint styled Jaffe v. Alliance Capital Management, et al. was filed in federal court alleging that the firm breached its fiduciary duties to the Large Cap Growth Fund (f/k/a Premier Growth Fund) by causing it to invest in Enron shares and that the agreements between the firm and the Fund violated the Investment Company Act of 1940. In May 2005, the court dismissed the amended Jaffe complaint on the ground that plaintiff failed to make a demand on the Fund’s board pursuant to Fed. R. Civ. P. 23.1. Plaintiff’s time to appeal has expired. On June 15, 2005, plaintiff made a demand of the Fund’s board requesting that it take action against AllianceBernstein for the reasons set forth in the amended Jaffe complaint. The board subsequently declined to take the requested action. The firm believes that the allegations in Jaffe are without merit and intends to vigorously defend against them should they be asserted again.

4.	Illinois Class Action Complaint. On October 1, 2003, a class action complaint was filed in Illinois state court against Alliance Capital Management L.P. (now known as AllianceBernstein L.P.) by an alleged shareholder in the Premier Growth Fund. In June 2004, plaintiffs amended the complaint, adding a new plaintiff and seeking to allege claims on behalf of a class of all investors holding an interest in any portfolio managed by the firm’s Large Cap Growth Team. The amended complaint alleges that the firm breached a contract consisting principally of firm marketing materials that allegedly required the Team to purchase only “1-rated” stocks for the Large Cap Growth portfolios. AllianceBernstein removed the amended complaint to federal court in Illinois, and plaintiffs moved to remand it to state court. On August 30, 2004, the federal court remanded the amended complaint to state court in Illinois. The firm’s appeal of the remand order was denied on September 2, 2005. AllianceBernstein and the other defendants in this action believe that the allegations are without merit and intend to vigorously defend against them.

5.

Market Timing and Late Trading Litigation. On October 2, 2003, a complaint (“Hindo”) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of

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1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Since October 3, 2003, numerous additional lawsuits making factual allegations generally similar to those in Hindo have been filed in federal and state court, including a complaint by the West Virginia attorney general. Others may be filed. Certain of these lawsuits allege claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. All of these lawsuits seek an unspecified amount of compensatory damages. Consolidated amended complaints were filed in the actions, and AllianceBernstein has moved to dismiss them. AllianceBernstein and the other defendants in these actions intend to vigorously defend against them.

6.	Enron Shareholder Litigation. On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (“Enron Complaint”) was filed in federal court in Houston against numerous defendants, including the firm. The principal allegations pertaining to the firm are that it violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege that Frank Savage, who was at that time an employee of Alliance Capital Management L.P. and who was a director of the General Partner of Alliance Capital Management L.P., signed the registration statement at issue. Plaintiffs allege that the registration statement was materially misleading. Plaintiffs further allege that the firm was a controlling person of Frank Savage. Plaintiffs therefore assert that the firm is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissory measure of damages. On June 3, 2002, we moved to dismiss the Enron Complaint as the allegations therein pertain to it. On March 12, 2003, that motion was denied. The firm filed its answer to an amended consolidated complaint on June 13, 2003 and has filed an opposition to class certification. That motion is pending. The case is currently in discovery. AllianceBernstein believes that plaintiffs’ allegations in the Enron Amended Consolidated Complaint as to it are without merit and intends to vigorously defend against these allegations.

* * *

At the present time, we are unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, we conduct a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, we record an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss –an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and we are able to indicate an estimate of the possible loss or range of loss, we disclose that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Past Litigation

1.	Florida SBA Litigation. In May 2002, The Florida State Board of Administration (“SBA”) filed a complaint against Alliance Capital Management L.P. in Florida state court claiming that it breached an investment management contract, was negligent and violated the Florida Securities and Investor Protection Act. It later filed an amended complaint alleging, among other things, that the firm breached its contract with the SBA by investing in or continuing to hold stocks for the SBA’s investment portfolio that were not “1-rated” by AllianceBernstein analysts – including but not limited to Enron stock – the highest rating that Alliance’s research analysts could assign. On January 27, 2004, the court denied the firm’s motion to dismiss the Amended Complaint’s fraud and breach of fiduciary duty claims. On April 18, 2005, the jury in the matter found in favor of the firm on all counts. The parties have agreed that there will be no appeal.

2.

Proof-of-Claim Litigation. On January 12, 2005, a purported class action complaint styled Charles Davidson and Bernard Samson, et al. v. Bruce W. Calvert, et al. was filed against the firm, various current and former directors of the firm, and other defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The complaint alleges that Alliance, as investment adviser to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties under the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of

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compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants. Two additional lawsuits making factual allegations substantially similar to those in the Davidson Complaint were filed against the firm and other unaffiliated defendants. On April 11, 2005, the court signed an order dismissing the Davidson action with prejudice.

3.	Premier Growth Fund Litigation (Benak). On December 7, 2001, a complaint styled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund was filed in the federal court in New Jersey against Alliance Capital and the Large Cap Growth Fund (f/k/a Premier Growth Fund) alleging that defendants violated Section 36(b) of the Investment Company Act of 1940. Plaintiff’s principal allegations are that Alliance Capital breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of the firm served as a director of Enron Corp. when Premier Growth Fund purchased shares of Enron, and as a consequence thereof the investment advisory fees paid to the firm by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. On February 9, 2004, the Court granted with prejudice our motion to dismiss the Benak Consolidated Amended Complaint, holding that plaintiff’s allegations failed to state a claim under Section 36(b). Plaintiffs have not appealed.

4.	Miller Litigation. On April 25, 2001, an amended class action complaint styled Miller, et al. v. Mitchell Hutchins Asset Management, Inc., et al. (“Amended Complaint”) was filed in the federal court against the firm and other defendants alleging violations of the ICA and breaches of common law fiduciary duty. The principal allegations of the Amended Complaint were that the advisory and distribution fees for certain mutual funds managed by the firm were excessive in violation of the ICA and the common law. Plaintiffs subsequently amended their complaint to include as plaintiffs shareholders of seven mutual funds sponsored by the firm. On December 19, 2003, the parties entered into a settlement agreement resolving the matter, and it has been dismissed by the Court.

Pending Regulatory Matters

1.	Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

The investigations by the SEC and NYAG are continuing. On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require us to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. We responded to the Information Requests and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, we and other unaffiliated firms filed a Petition for Writ of

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Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. We intend to vigorously defend against the allegations in the Summary Order.

2.	Alliance Capital Asset Management (India) Pvt. Ltd. On August 9, 2003, the Securities and Exchange Board of India (“SEBI”) ordered that Samir C. Arora, a former research analyst/portfolio manager of Alliance, refrain from buying, selling or dealing in Indian equity securities. Until August 4, 2003, when Mr. Arora announced his resignation from Alliance, he served as head of Asian emerging markets equities and a fund manager of Alliance Capital Asset Management (India) Pvt. Ltd. (“ACAML”), a fund management company 75% owned by the firm. The order states that Mr. Arora relied on unpublished price sensitive information in making certain investment decisions on behalf of certain clients of ACAML and the firm, that there were failures to make required disclosures regarding the size of certain equity holdings and that Mr. Arora tried to influence the sale of Alliance Capital Management L.P.’s stake in ACAML. On March 31, 2004, SEBI issued a final order against Mr. Arora barring him from dealing directly or indirectly in the Indian securities markets for a period of five years commencing from August 9, 2003. On October 15, 2004, the Securities Appellate Tribunal allowed Mr. Arora’s appeal and set aside SEBI’s order.

On September 8, 2003, SEBI issued to Alliance Capital Management L.P. a show cause notice and finding of investigation (the “Notice”). The Notice required the firm to explain its failure to make disclosure filings as to the acquisition of shares of five (5) Indian equity securities held at various times by Alliance Capital Management L.P. (through sub-accounts under foreign institutional investor licenses), ACAML and Alliance Capital Management L.P.’s local Indian mutual fund as required under certain SEBI regulations when the holdings of the said entities in the Relevant Scrips crossed 5% which could make the firm liable to pay penalties prescribed under Section 15A of the SEBI Act, 1992, which requires that disclosure be made when the holdings of an investor (or a group of investors acting in concert) in an Indian security either exceeds five percent (5%) of the outstanding shares or changes by more than two percent (2%). On May 12, 2004, SEBI fined ACAML and its local Indian mutual fund approximately US $630,000 for not filing the required notices in a timely manner.

On August 18, 2004, the SEBI entered an order of adjudication against ACAML, its local Indian mutual fund and the firm for violations of Section 15G and 15HA of the SEBI Act. The order states that a portfolio manager of ACAML relied upon unpublished price sensitive information in making certain investment decisions on behalf of certain clients of ACAML and the firm and that during various time periods he engaged in manipulative trading activity with respect to certain other securities. The firm and ACAML intend to file an appeal with respect to the order with the Securities Appellate Tribunal. SEBI imposed a penalty of R.S. 150,000,000 (approximately $3,200,000) jointly and severally on ACAML and the firm.

The allegations against the firm and ACAML contained in these orders of adjudication were largely based on the alleged actions of Mr. Arora, for which the firm and ACAML were allegedly responsible. These alleged actions were the subject of SEBI’s order against Mr. Arora, which has now been set aside. We believe that if the setting aside of SEBI’s order against Mr. Arora is not overturned on appeal, it should substantially strengthen the firm’s legal position in its appeal of the SEBI orders against the firm and ACAML.

3.	On July 26, 2005, the National Association of Securities Dealers, Inc. (“NASD”) notified our broker dealer subsidiary Sanford C. Bernstein & Co., LLC (“SCB”) and an SCB research analyst that the NASD enforcement staff was recommending that enforcement actions be commenced against SCB and the analyst (this notification typically is called a “Wells Notice”). The analyst had written research reports that announced the suspension of SCB’s and the analyst’s coverage of certain securities, and the analyst subsequently sold personal holdings in the same securities. Prior to joining SCB, the analyst received the securities as compensation while employed by the issuers of those securities. The NASD claims that SCB and the analyst violated NASD rules that restrict personal trading by research analysts. On January 3, 2006, SCB and the analyst signed a Letter of Acceptance, Waiver and Consent (the “AWC”) resolving any claims involving SCB and the analyst, Charles B. (“Brad”) Hintz, and imposing a fine of $350,000 against SCB and of $200,000 against Mr. Hintz. The NASD has approved the AWC. The firm recorded an earnings charge of $350,000 in connection therewith.

4.	On July 26, 2005, the New York Stock Exchange, Inc. (“NYSE”) gave a Wells Notice to each of approximately 20 member firms, including SCB, claiming that the firms violated NYSE rules by failing to properly identify certain short sale transactions as short sales in Electronic Blue Sheet submissions. For SCB, this issue was the result of a coding problem in an electronic reporting system. That problem was corrected in 2003. On September 26, 2005, SCB entered into a stipulation of facts and consent to penalty with the NYSE. On January 3, 2006, an NYSE hearing panel approved the stipulation and consent. The firm recorded a $150,000 earnings charge in connection with the settlement of this matter.

5.

On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the

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funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

Past Regulatory Matters

1.	On March 31, 2004, the firm and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC had indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds’ disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC and NASD issued subpoenas to the firm in connection with this matter. We cooperated fully with their inquiry. On June 8, 2005, the NASD announced that the firm’s mutual fund distributor had paid $4 million to settle the inquiry, without admitting or denying liability. Management believes that this settlement will resolve both investigations.

2.	On April 17, 1997, the SEC accepted an Offer of Settlement from the firm and issued an Order Instituting Proceedings, Making Findings and Imposing Remedial Sanctions Pursuant to Section 203(e)(5) of the Investment Advisor Act of 1940 (the “Order”). In the Order, the SEC found that in the 1990-92 period Alliance Capital had not adequately supervised the personal securities trading of one of its former employees based on the firm’s failure to have sufficient supervisory procedures in place and failure to implement properly those procedures. In making its Offer of Settlement, the firm neither admitted nor denied the SEC’s findings set forth in the Order. As part of the settlement, the firm agreed to be censured, to pay a civil monetary penalty of $100,000 and to retain an independent consultant to conduct a review of the firm’s personal trading policies and procedures.

The SEC did not charge Alliance Capital with any intentional or willful conduct or complicity with the former employee’s trading. The firm has substantially improved its policies and procedures concerning personal trading by employees. These improvements include increased restrictions on personal trading and a requirement that all officers and advisory personnel obtain pre-clearance for personal trades from our Compliance Department. Our current policies and procedures concerning personal trading by employees are consistent with industry norms and with recommendations made by the Investment Company Institute.

3.	The SEC found that from approximately May 4, 1973 to April 30, 1975, Alliance Capital Management Corporation (“ACMC” predecessor of ACMLP and recently its general partner) violated Section 206 of the Advisers Act in that disclosure was not made to certain discretionary clients of ACMC who were paying brokerage commissions on over-the-counter transactions to Alcor Securities Corporation, a wholly-owned subsidiary of ACMC, which issued confirmations showing the charges on those transactions. By order dated September 13, 1979, the SEC simultaneously instituted administrative proceedings under the Investment Advisers Act of 1940, naming ACMC as respondent and accepted an offer of settlement in which ACMC, without admitting or denying the allegations against it, consented to the SEC’s Order Making Findings and Imposing Remedial Sanctions.

In addition to the foregoing regulatory investigation matters, please note that between September 2005 and November 2005, the SEC conducted a routine inspection of Alliance Capital, its affiliated registered investment advisers and the AllianceBernstein fund complex. On January 12, 2006, we received a comment letter from the SEC that noted no material deficiencies.

AllianceBernstein is involved in various other inquiries, administrative proceedings and litigation, some of which allege substantial damages. While any proceeding or litigation has the element of uncertainty, AllianceBernstein believes that the outcome of any one of the other lawsuits or claims that is pending or threatened, or all of them combined, will not have a material adverse effect on its ability to perform under its investment management agreements with clients.

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005. If you would like additional information concerning any of these matters, or any other matters, please let us know.

Franklin Advisers, Inc.

Distribution of settlement monies.  Under the terms of the SEC’s Orders and the California Attorney General’s Office (“CAGO”) settlement agreement, which have been disclosed in Franklin Resources, Inc. (“the Company’s”) previous filings, the Company has retained an Independent Distribution Consultant (“IDC”) to develop a plan for the distribution of the respective settlement monies.

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The SEC’s Order and the CAGO settlement concerning marketing support payments provide that the distributions of the settlement monies are to be made to the relevant funds, not to individual shareholders. The distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement was approved by the CAGO, and the monies have been disbursed to the relevant funds in accordance with the terms and conditions of that settlement. The SEC has not yet approved the distribution plan pertaining to the SEC marketing support payments. When approved, disbursements of settlement monies under the SEC Order will be made promptly in accordance with the terms and conditions of that Order.

The IDC continues to develop a methodology and Plan of Distribution under the SEC’s Order that resolved its market timing investigation.

Working with Regulators.  As disclosed in the Company’s fiscal second quarter 10-Q filing, on April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including the Company and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys’ fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing and the SEC’s findings regarding market timing in its August 2, 2004 Order.

For details on previous settlements and interactions with regulators, please reference the Company’s most recent filings at http://www.franklintempleton.com/retail/jsp_cm/global_nav/company/sec_filings.jsp.

Class action and derivative lawsuits.  The Company and certain of the Franklin Templeton mutual funds, current and former officers, employees and directors have been named in multiple class action and derivative lawsuits, which are described in the Company’s filings with the SEC. The Company believes that all of the claims made in each of the lawsuits are without merit and intends to defend itself vigorously.

Janus Capital Management LLC

In the fall of 2003, the SEC, NYAG, the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (‘‘JCGI’’) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, Enhanced Investment Technologies, LLC, Bay Isle Financial LLC, Perkins, Wolf, McDonnell and Company, LLC, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General’s Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been moved to federal court and transferred to the

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Multi- district litigation case in the U.S. District Court of Baltimore, Maryland, described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the ‘‘market timing’’ actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital’s predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003, however the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the portfolio.

MFS Investment Management

On March 31, 2004, MFS settled an administrative proceeding with the SEC regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the NYAG and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA) and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. In February, March, and April 2005,

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The Manager and the Sub-advisers (cont’d)

the defendants filed separate motions to dismiss all claims of the various lawsuits. The parties continue to brief the issues for the courts and various hearing dates have been scheduled. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the portfolios.

Pacific Investment Management Company LLC

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the PIMCO Funds, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), and various Trustees, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and Funds of the PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

PIMCO has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by Allianz Global Investors Fund Management LLC and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with Allianz Global Investors Fund Management in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the PIMCO Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased PIMCO Fund redemptions or other adverse consequences to the PIMCO Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the PIMCO Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the PIMCO Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

RCM Capital Management LLC

Since February, 2004, RCM Capital Management LLC (“RCM”), in its capacity as a sub-adviser to the Allianz Funds, has been named as a defendant in the 14 “market timing” and “revenue sharing” lawsuits described in the section entitled Pacific Investment Management Company LLC above. Recently, the plaintiffs voluntarily dismissed RCM from the ten “market timing” lawsuits, which had been consolidated in the U.S. District Court for the District of Maryland. RCM remains a named defendant in the four lawsuits concerning “revenue sharing” which have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Allianz Funds during specified periods or as derivative actions on behalf of the Allianz Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PIMCO, AGI, PEA and/or AGID, they and their affiliates (including RCM as one of the Allianz Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI, PIMCO and certain of their affiliates (including RCM) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, then the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, RCM believes that these matters are not likely to have a material adverse effect on the Portfolio or on RCM’s ability to perform its investment advisory services relating to the Portfolio.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are material.

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios in particular, the International Equity Portfolio. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities (e.g., International Equity Portfolio), the securities of small- and mid-capitalization companies (e.g., Mid Cap Growth Portfolio and Mid Cap Value Portfolio) or high-yield securities (e.g., High Yield Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive. (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

PORTFOLIO SERVICES (cont’d)

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•	A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

PORTFOLIO SERVICES (cont’d)

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.
•	Investment Company Securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays income dividends monthly, and its net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

Tax Consequences

Each portfolio is treated as a separate corporation, and intends to qualify or continue to qualify to be treated as a regulated investment company, for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including its requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds (and certain other requirements) foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status (and certain other requirements) because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance and

PORTFOLIO SERVICES (cont’d)

annuity contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain sub-advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

DESCRIPTION OF BENCHMARKS

Each portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell Midcap Growth Index

Contains the bottom 800 companies in the Russell 1000 Index with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell Midcap Value Index

Contains the bottom 800 companies in the Russell 1000 Index with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and lower forecasted growth values than the Growth universe.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and lower forecasted growth values than the Growth universe.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 3000 Growth Index

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. The EAFE index assumes dividends are reinvested net of withholding taxes and does not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

Credit Suisse First Boston Global High Yield Index

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

Merrill Lynch High Yield Master Cash Pay Corporate Index

Is an unmanaged index that tracks the performance of below investment grade US dollar denominated corporate bonds publicly issued in the US domestic market.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares for each of the portfolios. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2005 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

AXA Premier VIP Aggressive Equity Portfolio(b)

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002	2001(a)
Net asset value, beginning of year	$25.23	$22.45	$16.29	$22.83	$30.61

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	(0.01)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.15	2.81	6.17	(6.53)	(7.76)

Total from investment operations	2.13	2.78	6.16	(6.54)	(7.65)

Less distributions:
Dividends from net investment income	—	—	—	— #	(0.10)
Distributions from realized gains	—	—	—	—	(0.03)

Total dividends and distributions	—	—	—	— #	(0.13)

Net asset value, end of year	$27.36	$25.23	$22.45	$16.29	$22.83

Total return	8.44%	12.38%	37.90%	(28.68)%	(24.99)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,122,576	$2,485,132	$2,141,844	$1,333,623	$2,179,759
Ratio of expenses to average net assets:
After fees paid indirectly	0.73%	0.68%	0.70%	0.66%	N/A
Before fees paid indirectly	0.80%	0.80%	0.77%	0.71%	0.69%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.07)%	(0.12)%	(0.09)%	(0.11)%	N/A
Before fees paid indirectly	(0.14)%	(0.24)%	(0.16)%	(0.16)%	0.42%
Portfolio turnover rate	96%	111%	119%	112%	195%

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Aggressive Equity Portfolio(b) (continued)

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002	2001(a)
Net asset value, beginning of year	$24.91	$22.22	$16.16	$22.72	$30.46

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.08)	(0.06)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.13	2.77	6.12	(6.49)	(7.70)

Total from investment operations	2.05	2.69	6.06	(6.56)	(7.67)

Less distributions:
Dividends from net investment income	—	—	—	— #	(0.04)
Distributions from realized gains	—	—	—	—	(0.03)

Total dividends and distributions	—	—	—	— #	(0.07)

Net asset value, end of year	$26.96	$24.91	$22.22	$16.16	$22.72

Total return	8.23%	12.11%	37.50%	(28.86)%	(25.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$267,802	$258,689	$225,426	$146,909	$219,748
Ratio of expenses to average net assets:
After fees paid indirectly	0.98%	0.93%	0.95%	0.91%	N/A
Before fees paid indirectly	1.05%	1.05%	1.02%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.32)%	(0.37)%	(0.34)%	(0.36)%	N/A
Before fees paid indirectly	(0.39)%	(0.49)%	(0.41)%	(0.41)%	0.12%
Portfolio turnover rate	96%	111%	119%	112%	195%

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Core Bond Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.43	$10.42	$10.37	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.24	0.24	0.34
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.16)	0.18	0.18	0.48

Total from investment operations	0.20	0.42	0.42	0.82

Less distributions:
Dividends from net investment income	(0.38)	(0.26)	(0.25)	(0.32)
Distributions from realized gains	—	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.38)	(0.41)	(0.37)	(0.45)

Net asset value, end of year	$10.25	$10.43	$10.42	$10.37

Total return	2.00%	4.13%	4.10%	8.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,237,241	$944,330	$431,203	$4,614
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.70%	0.70%	0.70%	0.70%
Before waivers and fees paid indirectly	0.78%	0.80%	0.86%	1.01%
Ratio of net investment income to average net assets:
After waivers	3.51%	2.38%	2.23%	3.28%
After waivers and fees paid indirectly	3.51%	2.38%	2.23%	3.28%
Before waivers and fees paid indirectly	3.43%	2.28%	2.07%	2.97%
Portfolio turnover rate	654%	767%	633%	536%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.02	$0.03

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.42	$10.41	$10.37	$10.00

Income (loss) from investment operations:
Net investment income	0.34	0.22	0.20	0.31
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.16)	0.18	0.19	0.49

Total from investment operations	0.18	0.40	0.39	0.80

Less distributions:
Dividends from net investment income	(0.36)	(0.24)	(0.23)	(0.30)
Distributions from realized gains	—	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.36)	(0.39)	(0.35)	(0.43)

Net asset value, end of year	$10.24	$10.42	$10.41	$10.37

Total return	1.74%	3.87%	3.74%	8.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$806,356	$781,977	$666,007	$345,589
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	1.03%	1.05%	1.11%	1.26%
Ratio of net investment income to average net assets:
After waivers	3.26%	2.13%	1.98%	3.03%
After waivers and fees paid indirectly	3.26%	2.13%	1.98%	3.03%
Before waivers and fees paid indirectly	3.18%	2.03%	1.82%	2.72%
Portfolio turnover rate	654%	767%	633%	536%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.02	$0.03

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Health Care Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003(a)	2002(a)
Net asset value, beginning of year	$10.78	$10.22	$8.02	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.81	1.28	2.35	(1.92)

Total from investment operations	0.76	1.23	2.29	(1.98)

Less distributions:
Distributions from net realized gains	(0.56)	(0.67)	(0.09)	—

Net asset value, end of year	$10.98	$10.78	$10.22	$8.02

Total return	7.30%	12.32%	28.59%	(19.80)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,347	$10,588	$6,376	$2,506
Ratio of expenses to average net assets:
After waivers and reimbursements	1.48%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.46%	1.56%	1.59%	1.57%
Before waivers, reimbursements and fees paid indirectly	1.48%	1.60%	1.68%	2.34%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.46)%	(0.59)%	(0.69)%	(0.73)%
After waivers, reimbursements and fees paid indirectly	(0.44)%	(0.55)%	(0.68)%	(0.70)%
Before waivers, reimbursements and fees paid indirectly	(0.46)%	(0.59)%	(0.77)%	(1.47)%
Portfolio turnover rate	109%	127%	108%	91%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.06

	Class B
	Year Ended December 31,
	2005(a)	2004	2003(a)	2002(a)
Net asset value, beginning of year	$10.70	$10.17	$8.01	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79	1.27	2.33	(1.91)

Total from investment operations	0.72	1.20	2.25	(1.99)

Less distributions:
Distributions from net realized gains	(0.56)	(0.67)	(0.09)	—

Net asset value, end of year	$10.86	$10.70	$10.17	$8.01

Total return	6.98%	12.09%	28.12%	(19.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$334,012	$270,570	$167,416	$49,826
Ratio of expenses to average net assets:
After waivers and reimbursements	1.73%	1.85%	1.85%	1.85%
After waivers, reimbursements and fees paid indirectly	1.71%	1.81%	1.84%	1.82%
Before waivers, reimbursements and fees paid indirectly	1.73%	1.85%	1.93%	2.59%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.71)%	(0.84)%	(0.94)%	(0.98)%
After waivers, reimbursements and fees paid indirectly	(0.69)%	(0.80)%	(0.93)%	(0.95)%
Before waivers, reimbursements and fees paid indirectly	(0.71)%	(0.84)%	(1.02)%	(1.72)%
Portfolio turnover rate	109%	127%	108%	91%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.06

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP High Yield Portfolio(c)

	Class A
	Year Ended December 31,
	2005(a)	2004(a)	2003(a)	2002(a)	2001(a)
Net asset value, beginning of year	$5.75	$5.63	$4.82	$5.46	$6.00

Income (loss) from investment operations:
Net investment income	0.41	0.42	0.42	0.48	0.63
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.23)	0.09	0.69	(0.63)	(0.58)

Total from investment operations	0.18	0.51	1.11	(0.15)	0.05

Less distributions:
Dividends from net investment income	(0.46)	(0.39)	(0.30)	(0.49)	(0.59)

Net asset value, end of year	$5.47	$5.75	$5.63	$4.82	$5.46

Total return	3.26%	9.02%	22.97%	(2.72)%	0.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$770,374	$974,088	$784,005	$234,361	$254,910
Ratio of expenses to average net assets	0.76%	0.76%	0.75%	0.69%	0.67%
Ratio of net investment income to average net assets	7.08%	7.20%	7.67%	9.21%	10.15%
Portfolio turnover rate	116%	78%	66%	141%	88%

	Class B
	Year Ended December 31,
	2005(a)	2004(a)	2003(a)	2002(a)	2001(a)
Net asset value, beginning of year	$5.71	$5.59	$4.79	$5.43	$5.97

Income (loss) from investment operations:
Net investment income	0.39	0.40	0.40	0.47	0.58
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.21)	0.09	0.68	(0.63)	(0.54)

Total from investment operations	0.18	0.49	1.08	(0.16)	0.04

Less distributions:
Dividends from net investment income	(0.45)	(0.37)	(0.28)	(0.48)	(0.58)

Net asset value, end of year	$5.44	$5.71	$5.59	$4.79	$5.43

Total return	3.13%	8.75%	22.54%	(2.96)%	0.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,043,950	$1,029,570	$823,114	$330,804	$285,484
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	0.94%	0.92%
Ratio of net investment income to average net assets	6.83%	6.95%	7.42%	8.96%	9.97%
Portfolio turnover rate	116%	78%	66%	141%	88%

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP International Equity Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$12.14	$10.60	$7.93	$10.00

Income (loss) from investment operations:
Net investment income	0.14	0.09	0.05	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.73	1.83	2.69	(2.10)

Total from investment operations	1.87	1.92	2.74	(2.07)

Less distributions:
Dividends from net investment income	(0.21)	(0.12)	(0.07)	—
Distributions from realized gains	(0.77)	(0.26)	—	—

Total dividends and distributions	(0.98)	(0.38)	(0.07)	—

Net asset value, end of year	$13.03	$12.14	$10.60	$7.93

Total return	15.74%	18.18%	34.64%	(20.70)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$379,616	$238,906	$16,003	$2,180
Ratio of expenses to average net assets:
After waivers and reimbursements	1.33%	1.55%	1.55%	1.55%
After waivers, reimbursements, and fees paid indirectly	1.29%	1.50%	1.48%	1.53%
Before waivers, reimbursements, and fees paid indirectly	1.33%	1.55%	1.78%	2.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.13%	0.73%	0.45%	0.35%
After waivers, reimbursements, and fees paid indirectly	1.17%	0.78%	0.52%	0.37%
Before waivers, reimbursements, and fees paid indirectly	1.13%	0.73%	0.22%	(0.82)%
Portfolio turnover rate	67%	83%	72%	22%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$0.02	$0.10

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$12.12	$10.58	$7.91	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.72	1.82	2.69	(2.10)

Total from investment operations	1.83	1.89	2.72	(2.09)

Less distributions:
Dividends from net investment income	(0.17)	(0.09)	(0.05)	—
Distributions from realized gains	(0.77)	(0.26)	—	—

Total dividends and distributions	(0.94)	(0.35)	(0.05)	—

Net asset value, end of year	$13.01	$12.12	$10.58	$7.91

Total return	15.47%	17.91%	34.39%	(20.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$449,400	$336,354	$166,915	$47,097
Ratio of expenses to average net assets:
After waivers and reimbursements	1.58%	1.80%	1.80%	1.80%
After waivers, reimbursements, and fees paid indirectly	1.54%	1.75%	1.73%	1.78%
Before waivers, reimbursements, and fees paid indirectly	1.58%	1.80%	2.03%	2.97%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.88%	0.48%	0.20%	0.10%
After waivers, reimbursements, and fees paid indirectly	0.92%	0.53%	0.27%	0.12%
Before waivers, reimbursements, and fees paid indirectly	0.88%	0.48%	(0.03)%	(1.07)%
Portfolio turnover rate	67%	83%	72%	22%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$0.02	$0.10

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Core Equity Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.37	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.06	0.08	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.67	0.90	2.17	(2.28)

Total from investment operations	0.73	0.98	2.20	(2.23)

Less distributions:
Dividends from net investment income	(0.03)	(0.13)	(0.04)	(0.04)
Distributions from realized gains	(0.28)	(0.37)	—	—

Total dividends and distributions	(0.31)	(0.50)	(0.04)	(0.04)

Net asset value, end of year	$10.79	$10.37	$9.89	$7.73

Total return	7.07%	9.92%	28.41%	(22.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$309,162	$6,932	$5,049	$2,305
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.08%	1.07%	1.07%	1.04%
Before waivers, reimbursements and fees paid indirectly	1.15%	1.22%	1.42%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.52%	0.79%	0.42%	0.49%
After waivers, reimbursements and fees paid indirectly	0.54%	0.82%	0.45%	0.55%
Before waivers, reimbursements and fees paid indirectly	0.47%	0.67%	0.10%	(0.43)%
Portfolio turnover rate	39%	52%	45%	39%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.03	$0.08
	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.38	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.66	0.91	2.16	(2.27)

Total from investment operations	0.69	0.96	2.17	(2.25)

Less distributions:
Dividends from net investment income	— #	(0.10)	(0.01)	(0.02)
Distributions from realized gains	(0.28)	(0.37)	—	—

Total dividends and distributions	(0.28)	(0.47)	(0.01)	(0.02)

Net asset value, end of year	$10.79	$10.38	$9.89	$7.73

Total return	6.70%	9.75%	28.09%	(22.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$185,408	$173,875	$136,178	$48,689
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.33%	1.32%	1.32%	1.29%
Before waivers, reimbursements and fees paid indirectly	1.40%	1.47%	1.67%	2.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.27%	0.54%	0.17%	0.24%
After waivers, reimbursements and fees paid indirectly	0.29%	0.57%	0.20%	0.30%
Before waivers, reimbursements and fees paid indirectly	0.22%	0.42%	(0.15)%	(0.68)%
Portfolio turnover rate	39%	52%	45%	39%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.03	$0.08

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.66	$9.03	$6.90	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.79	0.64	2.14	(3.09)

Total from investment operations	0.74	0.63	2.13	(3.10)

Net asset value, end of year	$10.40	$9.66	$9.03	$6.90

Total return	7.66%	6.98%	30.87%	(31.00)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,780	$12,166	$8,168	$2,637
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.08%	1.05%	1.07%	0.96%
Before waivers, reimbursements and fees paid indirectly	1.13%	1.16%	1.33%	1.84%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.49)%	(0.23)%	(0.32)%	(0.31)%
After waivers, reimbursements and fees paid indirectly	(0.47)%	(0.18)%	(0.29)%	(0.17)%
Before waivers, reimbursements and fees paid indirectly	(0.52)%	(0.29)%	(0.55)%	(1.05)%
Portfolio turnover rate	42%	53%	30%	19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$— #	$0.01	$0.01	$0.06

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.58	$8.99	$6.88	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.79	0.63	2.14	(3.09)

Total from investment operations	0.72	0.59	2.11	(3.12)

Net asset value, end of year	$10.30	$9.58	$8.99	$6.88

Total return	7.52%	6.56%	30.67%	(31.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$362,850	$343,638	$253,326	$76,577
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.33%	1.30%	1.32%	1.21%
Before waivers, reimbursements and fees paid indirectly	1.38%	1.41%	1.58%	2.09%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.74)%	(0.48)%	(0.57)%	(0.56)%
After waivers, reimbursements and fees paid indirectly	(0.72)%	(0.43)%	(0.54)%	(0.42)%
Before waivers, reimbursements and fees paid indirectly	(0.77)%	(0.54)%	(0.80)%	(1.30)%
Portfolio turnover rate	42%	53%	30%	19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$— #	$0.01	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Value Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.99	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.13	0.07	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.68	1.36	2.43	(2.05)

Total from investment operations	0.81	1.49	2.50	(1.96)

Less distributions:
Dividends from net investment income	(0.09)	(0.14)	(0.07)	(0.06)
Distributions from realized gains	(0.52)	(0.64)	(0.13)	—

Total dividends and distributions	(0.61)	(0.78)	(0.20)	(0.06)

Net asset value, end of year	$11.19	$10.99	$10.28	$7.98

Total return	7.37%	14.71%	31.44%	(19.63)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$309,385	$9,758	$5,999	$2,345
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.04%	0.96%	1.03%	0.92%
Before waivers, reimbursements and fees paid indirectly	1.12%	1.15%	1.33%	1.77%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.03%	1.35%	0.92%	0.90%
After waivers, reimbursements and fees paid indirectly	1.09%	1.49%	0.99%	1.08%
Before waivers, reimbursements and fees paid indirectly	1.01%	1.30%	0.69%	0.23%
Portfolio turnover rate	76%	99%	135%	129%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.02	$0.06

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.99	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.69	1.34	2.43	(2.05)

Total from investment operations	0.78	1.46	2.48	(1.98)

Less distributions:
Dividends from net investment income	(0.06)	(0.11)	(0.05)	(0.04)
Distributions from realized gains	(0.52)	(0.64)	(0.13)	—

Total dividends and distributions	(0.58)	(0.75)	(0.18)	(0.04)

Net asset value, end of year	$11.19	$10.99	$10.28	$7.98

Total return	7.10%	14.42%	31.11%	(19.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$526,727	$406,626	$256,460	$86,036
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.29%	1.21%	1.28%	1.17%
Before waivers, reimbursements and fees paid indirectly	1.37%	1.40%	1.58%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.78%	1.10%	0.67%	0.65%
After waivers, reimbursements and fees paid indirectly	0.84%	1.24%	0.74%	0.83%
Before waivers, reimbursements and fees paid indirectly	0.76%	1.05%	0.44%	(0.02)%
Portfolio turnover rate	76%	99%	135%	129%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.02	$0.06

.

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Mid Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.63	$8.75	$6.30	$10.00

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.06)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	0.89	1.10	2.58	(3.64)

Total from investment operations	0.81	1.04	2.56	(3.70)

Less distributions:
Distributions from net realized gains	(1.32)	(0.16)	(0.11)	—

Net asset value, end of year	$9.12	$9.63	$8.75	$6.30

Total return	8.66%	12.04%	40.60%	(37.00)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$223,527	$395,739	$242,059	$2,571
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.30%	1.25%	1.21%	1.26%
Before waivers, reimbursements and fees paid indirectly	1.35%	1.35%	1.45%	2.06%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.89)%	(1.00)%	(0.96)%	(0.99)%
After waivers, reimbursements and fees paid indirectly	(0.84)%	(0.90)%	(0.82)%	(0.90)%
Before waivers, reimbursements and fees paid indirectly	(0.89)%	(1.00)%	(1.06)%	(1.70)%
Portfolio turnover rate	87%	76%	119%	196%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.05

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.55	$8.70	$6.28	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	0.88	1.10	2.58	(3.64)

Total from investment operations	0.78	1.01	2.53	(3.72)

Less distributions:
Distributions from net realized gains	(1.32)	(0.16)	(0.11)	—

Net asset value, end of year	$9.01	$9.55	$8.70	$6.28

Total return	8.41%	11.76%	40.25%	37.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$498,431	$468,973	$334,622	$85,237
Ratio of expenses to average net assets:
After waivers and reimbursements	1.60%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.55%	1.50%	1.46%	1.51%
Before waivers, reimbursements and fees paid indirectly	1.60%	1.60%	1.70%	2.31%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(1.14)%	(1.25)%	(1.21)%	(1.24)%
After waivers, reimbursements and fees paid indirectly	(1.09)%	(1.15)%	(1.07)%	(1.15)%
Before waivers, reimbursements and fees paid indirectly	(1.14)%	(1.25)%	(1.31)%	(1.95)%
Portfolio turnover rate	87%	76%	119%	196%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Mid Cap Value Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$11.48	$10.50	$7.49	$10.00

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.83	1.60	3.06	(2.52)

Total from investment operations	0.84	1.61	3.07	(2.51)

Less distributions:
Distributions from realized gains	(2.58)	(0.63)	(0.06)	—

Net asset value, end of year	$9.74	$11.48	$10.50	$7.49

Total return	7.61%	15.47%	40.94%	(25.10)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$319,455	$842,150	$546,951	$2,981
Ratio of expenses to average net assets:
After waivers and reimbursements	1.29%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.24%	1.29%	1.27%	1.21%
Before waivers, reimbursements and fees paid indirectly	1.29%	1.35%	1.41%	1.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.04%	0.02%	0.01%	0.03%
After waivers, reimbursements and fees paid indirectly	0.09%	0.08%	0.09%	0.17%
Before waivers, reimbursements and fees paid indirectly	0.04%	0.02%	(0.05)%	(0.55)%
Portfolio turnover rate	58%	61%	63%	88%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$0.01	$0.05

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$11.39	$10.45	$7.47	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.82	1.59	3.05	(2.52)

Total from investment operations	0.80	1.57	3.04	(2.53)

Less distributions:
Distributions from realized gains	(2.58)	(0.63)	(0.06)	—

Net asset value, end of year	$9.61	$11.39	$10.45	$7.47

Total return	7.29%	15.16%	40.64%	(25.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$510,799	$498,370	$321,345	$93,565
Ratio of expenses to average net assets:
After waivers and reimbursements	1.54%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.49%	1.54%	1.52%	1.46%
Before waivers, reimbursements and fees paid indirectly	1.54%	1.60%	1.66%	2.18%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.21)%	(0.23)%	(0.24)%	(0.22)%
After waivers, reimbursements and fees paid indirectly	(0.16)%	(0.17)%	(0.16)%	(0.08)%
Before waivers, reimbursements and fees paid indirectly	(0.21)%	(0.23)%	(0.30)%	(0.80)%
Portfolio turnover rate	58%	61%	63%	88%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Technology Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.26	$8.87	$5.76	$10.00

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.05)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.16	0.50	3.38	(4.16)

Total from investment operations	1.08	0.45	3.33	(4.24)

Less distributions:
Distributions from realized gains	—	(0.06)	(0.22)	—

Net asset value, end of year	$10.34	$9.26	$8.87	$5.76

Total return	11.54%	5.25%	58.24%	(42.50)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,263	$25,939	$9,303	$1,597
Ratio of expenses to average net assets:
After waivers and reimbursements	1.42%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.36%	1.50%	1.45%	1.48%
Before waivers, reimbursements and fees paid indirectly	1.42%	1.60%	2.03%	3.52%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.91)%	(0.80)%	(1.35)%	(1.29)%
After waivers, reimbursements and fees paid indirectly	(0.85)%	(0.70)%	(1.20)%	(1.17)%
Before waivers, reimbursements and fees paid indirectly	(0.91)%	(0.80)%	(1.78)%	(3.21)%
Portfolio turnover rate	148%	160%	169%	154%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.02	$0.13

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.19	$8.82	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14	0.49	3.36	(4.17)

Total from investment operations	1.04	0.43	3.30	(4.26)

Less distributions:
Distributions from realized gains	—	(0.06)	(0.22)	—

Net asset value, end of year	$10.23	$9.19	$8.82	$5.74

Total return	11.20%	5.05%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$507,474	$486,608	$113,251	$21,937
Ratio of expenses to average net assets:
After waivers and reimbursements	1.67%	1.85%	1.85%	1.85%
After waivers, reimbursements and fees paid indirectly	1.61%	1.75%	1.70%	1.73%
Before waivers, reimbursements and fees paid indirectly	1.67%	1.85%	2.28%	3.77%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(1.16)%	(1.05)%	(1.60)%	(1.54)%
After waivers, reimbursements and fees paid indirectly	(1.10)%	(0.95)%	(1.45)%	(1.42)%
Before waivers, reimbursements and fees paid indirectly	(1.16)%	(1.05)%	(2.03)%	(3.46)%
Portfolio turnover rate	148%	160%	169%	154%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.02	$0.13

FINANCIAL HIGHLIGHTS (cont’d)

#	Per share amount is less than $0.01.
(a)	Net investment income and capital changes are based on average shares outstanding.
(b)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Aggressive Stock Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2001 through August 14, 2003 is that of the predecessor EQ/Aggressive Stock Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Aggressive Stock Portfolio from January 1, 2003 through August 14, 2003.
(c)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/High Yield Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2001 through August 14, 2003 is that of the predecessor EQ/High Yield Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/High Yield Portfolio from January 1, 2003 through August 14, 2003.

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Room,

100 F Street N.E

Washington, D.C. 20549.

AXA Premier VIP Trust

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP High Yield Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Mid Cap Growth Portfolio

AXA Premier VIP Mid Cap Value Portfolio

AXA Premier VIP Technology Portfolio

(Investment Company Act File No. 811-10509)

© 2006 AXA Premier VIP Trust

PROSPECTUS MAY 1, 2006

AXA PREMIER VIP TRUST

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A and Class B shares of the five (5) AXA Allocation Portfolios of the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) for the Trust’s Class B shares. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each AXA Allocation Portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each AXA Allocation Portfolio may be changed without a shareholder vote.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the AXA Allocation Portfolios is AXA Equitable (the “Manager”). Information regarding AXA Equitable is included under “Management Team” in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC (“Co-Distributors”).

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios — AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. The chart below illustrates each AXA Allocation Portfolio according to its relative emphasis on seeking income and seeking growth of capital:

AXA Allocation Portfolio	Income	Growth of Capital
Conservative Allocation Portfolio	High	Low
Conservative-Plus Allocation Portfolio	Medium to High	Low to Medium
Moderate Allocation Portfolio	Medium	Medium to High
Moderate-Plus Allocation Portfolio	Low	Medium to High
Aggressive Allocation Portfolio	Low	High

AXA Equitable, under the oversight of the Trust’s Board of Trustees (the “Board”), has established an asset allocation target for each AXA Allocation Portfolio. This target is the approximate percentage of each portfolio’s assets that is invested in either equity securities or fixed income securities (referred to herein as “asset classes”) as represented by equity securities holdings or fixed income securities holdings of Underlying Portfolios in which the portfolio invests. Subject to this asset allocation target, AXA Equitable also has established target investment percentages for each asset category in which an AXA Allocation Portfolio invests. Each target investment percentage is an approximate percentage of a portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios whose individual securities holdings fall within such asset category. As used in this prospectus, the term “asset category” refers to specific types of securities within each asset class (i.e., international equity securities, large cap equity securities, small/mid cap equity securities, investment grade bonds, and high yield bonds). These asset allocation targets and target investment percentages may be changed without shareholder approval.

AXA Equitable establishes the asset allocation targets for each asset class and the target investment percentages for each asset category and identifies the specific Underlying Portfolios in which to invest using its proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable may change the asset allocation targets and the target investment percentages and may add new Underlying Portfolios or replace existing Underlying Portfolios. The following chart describes the current allocation targets among the asset classes and asset categories for each AXA Allocation Portfolio.

Asset Class	Conservative Allocation	Conservative-Plus Allocation	Moderate Allocation	Moderate-Plus Allocation	Aggressive Allocation
Range of Equities	20%	40%	50%	70%	90%
• International	5%	10%	15%	20%	25%
• Large Cap	10%	20%	25%	35%	45%
• Small/Mid Cap	5%	10%	10%	15%	20%
Range of Bonds*	80%	60%	50%	30%	10%
• Investment Grade	75%	55%	45%	30%	10%
• High Yield	5%	5%	5%	0%	0%

*	The target allocation for the investment grade and high yield fixed income classes may include securities of both U.S. and foreign issuers.

Actual allocations can deviate from the amounts shown above by up to 15% for each asset class and asset category. Each AXA Allocation Portfolio also may deviate temporarily from its asset allocation targets and target investment percentages for defensive purposes. In addition, each AXA Allocation Portfolio may deviate from its asset allocation targets and target investment percentages as a result of appreciation or depreciation of the holdings of the Underlying Portfolios in which it invests. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, AXA Equitable will rebalance each AXA Allocation Portfolio’s holdings periodically to bring the portfolio’s asset allocation back into alignment with its target allocations. Second, AXA Equitable will not allocate any new investment dollars to any Underlying Portfolio that holds securities of a particular asset class or category whose maximum percentage has been exceeded. Third, AXA Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios that hold securities of a particular asset class or category whose minimum percentage has not been achieved.

1

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE (cont’d)

In order to give you a better understanding of the types of Underlying Portfolios in which the AXA Allocation Portfolios currently may invest, the table below lists the Underlying Portfolios, divided by asset category, based on each Underlying Portfolio’s primary securities holdings. Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The AXA Allocation Portfolios will purchase Class A/IA shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

Investment Grade Bond	High Yield Bond

AXA Premier VIP Core Bond

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/Government Securities

EQ/Intermediate Term Bond

EQ/JPMorgan Core Bond

EQ/Long Term Bond

EQ/Money Market

EQ/PIMCO Real Return

EQ/Short Duration Bond

AXA Premier VIP High Yield EQ/Caywood-Scholl High Yield Bond

Large Cap Equities	Small/Mid Cap Equities

AXA Premier VIP Aggressive Equity

AXA Premier VIP Large Cap Core Equity

AXA Premier VIP Large Cap Growth

AXA Premier VIP Large Cap Value

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Large Cap Growth

EQ/Bernstein Diversified Value

EQ/Boston Advisors Equity Income

EQ/Capital Guardian Growth

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Equity 500 Index

EQ/Evergreen Omega

EQ/GAMCO Mergers and Acquisitions

EQ/Janus Large Cap Growth

EQ/JPMorgan Value Opportunities

EQ/Lord Abbett Growth and Income

EQ/Lord Abbett Large Cap Core

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/Montag & Caldwell Growth

EQ/TCW Equity

EQ/UBS Growth and Income

EQ/Van Kampen Comstock

AXA Premier VIP Mid Cap Growth

AXA Premier VIP Mid Cap Value

EQ/Alliance Small Cap Growth

EQ/Bear Stearns Small Company Growth

EQ/FI Mid Cap

EQ/FI Mid Cap Value

EQ/GAMCO Small Company Value

EQ/Lazard Small Cap Value

EQ/Lord Abbett Mid Cap Value

EQ/Small Company Index

EQ/Van Kampen Mid Cap Growth

EQ/Wells Fargo Montgomery Small Cap

International Equities

AXA Premier VIP International Equity

EQ/Alliance International

EQ/Capital Guardian International

EQ/Mercury International Value

EQ/International Growth

EQ/Van Kampen Emerging Markets Equity

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. However, not all of the Underlying Portfolios of an AXA Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

2

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	High level of principal security

•	Potential for growth through conservative investments

•	Diversification created by some limited stock investment providing higher return potential

Investment Goal

Seeks a high level of current income.

Principal Investment Strategies

This portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	5%
Large Cap Equity Securities	10%
Small/Mid Cap Equity Securities	5%
Investment Grade Bonds	75%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to certain risks of investing in equity securities, including convertible securities risk, currency risk, derivatives risk, equity risk, focused portfolio risk, foreign investing and emerging markets risk, index-fund risk, investment style risk, IPO risk, issuer-specific risk, large-capitalization risk, leveraging risk, liquidity risk, non-diversification risk, portfolio management risk, portfolio turnover risk, securities lending risk, small- and mid-capitalization risk and sub-adviser selection risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to certain risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, convertible securities risk, currency risk, derivatives risk, foreign investing and emerging markets risk, interest rate risk, investment grade securities risk, issuer-specific risk, leveraging risk, liquidity risk, loan participation risk, lower-rated securities risk, money market risk, mortgage-backed and asset-backed securities risk, portfolio management risk, portfolio turnover risk, securities lending risk, sub-adviser selection risk and zero coupon and pay-in kind securities risk.

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of

3

a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
3.40% (2004 4th Quarter)	–1.48% (2004 2nd Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
3.33% (2004 4th Quarter)	–1.57% (2004 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative Allocation Portfolio — Class A	2.78%	6.20%
AXA Conservative Allocation Portfolio — Class B	2.52%	5.94%
80% Lehman Brothers Aggregate Bond Index/20% S&P 500 Index*	2.98%	5.63%
*	For more information on this index, see the following section “Description of Benchmarks.”

4

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Provides potential for higher returns along with safety of principal

•	Provides a combination of income and modest capital growth with an emphasis on capital preservation

Investment Goal

Seeks current income and growth of capital, with a greater emphasis on current income.

Principal Investment Strategies

This Portfolio invests approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	10%
Large Cap Equity Securities	20%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	55%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to certain risks of investing in equity securities, including convertible securities risk, currency risk, derivatives risk, equity risk, focused portfolio risk, foreign investing and emerging markets risk, index-fund risk, investment style risk, IPO risk, issuer-specific risk, large-capitalization risk, leveraging risk, liquidity risk, non-diversification risk, portfolio management risk, portfolio turnover risk, securities lending risk, small- and mid-capitalization risk and sub-adviser selection risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to certain risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, convertible securities risk, currency risk, derivatives risk, foreign investing and emerging markets risk, interest rate risk, investment grade securities risk, issuer-specific risk, leveraging risk, liquidity risk, loan participation risk, lower-rated securities risk, money market risk, mortgage-backed and asset-backed securities risk, portfolio management risk, portfolio turnover risk, securities lending risk, sub-adviser selection risk and zero coupon and pay-in kind securities risk.

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of

5

a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
5.46% (2004 4th Quarter)	–1.96% (2005 1st Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
5.39% (2004 4th Quarter)	–2.05% (2005 1st Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Conservative-Plus Allocation Portfolio — Class A	3.53%	8.10%
AXA Conservative-Plus Allocation Portfolio — Class B	3.27%	7.83%
60% Lehman Brothers Aggregate Bond Index/40% S&P 500 Index*	3.51%	7.28%
*	For more information on this index, see the following section “Description of Benchmarks.”

6

AXA MODERATE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Diversification provided by balance of underlying portfolios investing in growth and undervalued stock

•	Balances higher return potential with a degree of price and income stability

Investment Goal

Seeks long-term capital appreciation and current income.

Principal Investment Strategies

This portfolio invests approximately 50% of its assets in equity investments and approximately 50% of its assets in fixed income investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	15%
Large Cap Equity Securities	25%
Small/Mid Cap Equity Securities	10%
Investment Grade Bonds	45%
High Yield Bonds	5%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to certain risks of investing in equity securities, including convertible securities risk, currency risk, derivatives risk, equity risk, focused portfolio risk, foreign investing and emerging markets risk, index-fund risk, investment style risk, IPO risk, issuer-specific risk, large-capitalization risk, leveraging risk, liquidity risk, non-diversification risk, portfolio management risk, portfolio turnover risk, securities lending risk, small- and mid-capitalization risk and sub-adviser selection risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to certain risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, convertible securities risk, currency risk, derivatives risk, foreign investing and emerging markets risk, interest rate risk, investment grade securities risk, issuer-specific risk, leveraging risk, liquidity risk, loan participation risk, lower-rated securities risk, money market risk, mortgage-backed and asset-backed securities risk, portfolio management risk, portfolio turnover risk, securities lending risk, sub-adviser selection risk and zero coupon and pay-in kind securities risk.

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of

7

a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that have been in place since August 15, 2003. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future results. This may be particularly true for this portfolio because the portfolio’s predecessor invested directly in a combination of equity or debt securities, while the portfolio invests substantially all of its assets in other mutual funds that emphasize either equity or debt investments. In addition, while the portfolio is directly advised by the Manager, the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000, and after that date, by multiple investment sub-advisers until August 15, 2003.

The following bar charts illustrate the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns* — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
13.88% (1998 4th Quarter)	–8.44% (2001 3rd Quarter)

Calendar Year Annual Total Returns* — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
13.82% (1998 4th Quarter)	–8.49% (2001 3rd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns

	One Year	Five Years	Ten Years
AXA Moderate Allocation Portfolio — Class A	5.06%	3.26%	7.54%
AXA Moderate Allocation Portfolio — Class B	4.74%	3.01%	7.33%
50% S&P 500 Index/50% Lehman Brothers Aggregate Bond Index*	3.76%	3.54%	7.97%
*	For more information on this index, see “Description of Benchmarks.”

8

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification through underlying portfolios

Investment Goal

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments through investments in Underlying Portfolios. Subject to the asset allocation target, the Portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	20%
Large Cap Equity Securities	35%
Small/Mid Cap Equity Securities	15%
Investment Grade Bonds	30%
High Yield Bonds	0%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations among asset classes and among asset categories can deviate from the amounts shown above by up to 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to certain risks of investing in equity securities, including convertible securities risk, currency risk, derivatives risk, equity risk, focused portfolio risk, foreign investing and emerging markets risk, index-fund risk, investment style risk, IPO risk, issuer-specific risk, large-capitalization risk, leveraging risk, liquidity risk, non-diversification risk, portfolio management risk, portfolio turnover risk, securities lending risk, small- and mid-capitalization risk and sub-adviser selection risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to certain risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, convertible securities risk, currency risk, derivatives risk, foreign investing and emerging markets risk, interest rate risk, investment grade securities risk, issuer-specific risk, leveraging risk, liquidity risk, loan participation risk, lower-rated securities risk, money market risk, mortgage-backed and asset-backed securities risk, portfolio management risk, portfolio turnover risk, securities lending risk, sub-adviser selection risk and zero coupon and pay-in kind securities risk.

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes

9

in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
9.54% (2004 4th Quarter)	–2.20% (2005 1st Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
9.45% (2004 4th Quarter)	–2.20% (2005 1st Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns

	One Year	Since Inception
AXA Moderate — Plus Allocation Portfolio — Class A	6.97%	13.18%
AXA Moderate — Plus Allocation Portfolio — Class B	6.70%	12.89%
50% S&P 500 Index/30% Lehman Brothers Aggregate Bond Index/20% MCSI EAFE Index*†	5.95%	12.08%
60% S&P 500 Index/25% Lehman Brothers Aggregate Bond Index/15% MSCI EAFE Index*	5.64%	11.86%
*	For more information on this index, see the following section “Description of Benchmarks.”
†	AXA Equitable believes this newly selected index reflects more closely the market sectors in which the portfolio invests.

10

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Manager:	AXA Equitable

Key Characteristics:

•	Potential for long-term growth

•	Broad diversification among underlying equity portfolios

Investment Goal

Seeks long-term capital appreciation.

Principal Investment Strategies

This portfolio invests approximately 90% of its assets in equity investments and approximately 10% of its assets in fixed income investments through investments in Underlying Portfolios. Subject to the asset allocation target, the portfolio generally invests its assets in a combination of Underlying Portfolios that would result in the portfolio being invested in the following asset categories in the approximate percentages shown in the chart below.

International Equity Securities	25%
Large Cap Equity Securities	45%
Small/Mid Cap Equity Securities	20%
Investment Grade Bonds	10%
High Yield Bonds	0%

The target allocation to investment grade and high yield fixed income asset classes may include securities of both U.S. and foreign issuers. Actual allocations between asset classes and among asset categories can deviate from the amounts shown above by 15% of the portfolio’s assets.

This portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the portfolio. AXA Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the portfolio’s investment objective. AXA Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the portfolio invests.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Risks Associated with Underlying Portfolios — Since the portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the portfolio. To the extent the portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities, including currency risk, equity risk, foreign investing and emerging markets risk, investment style risk, IPO risk, issuer-specific risk, large-capitalization risk, portfolio management risk, portfolio turnover risk, small- and mid-capitalization risk, and sub-adviser selection risk. To the extent the portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. Such risks include credit/default risk, currency risk, derivatives risk, foreign investing and emerging markets risk, interest rate risk, investment grade securities risk, issuer-specific risk, liquidity risk, lower-rated securities risk, mortgage-backed and asset-backed securities risk, portfolio management risk and sub-adviser selection risk.

•

Market Risk — The Underlying Portfolios’ share prices, and thus the share price of the portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios’ investment

11

approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

•	Portfolio Management Risk — The risk that AXA Equitable’s allocations among the asset classes and categories and its selection of the Underlying Portfolios fail to produce the desired results.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is July 31, 2003.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
10.77% (2004 4th Quarter)	–3.30% (2005 1st Quarter)

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
10.60% (2004 4th Quarter)	–3.22% (2005 1st Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Aggressive Allocation Portfolio — Class A	8.27%	14.00%
AXA Aggressive Allocation Portfolio — Class B	8.08%	13.72%
65% S&P 500 Index/25% MSCI EAFE Index/10% Lehman Brothers Aggregate Bond Index*†	6.85%	14.22%
75% S&P 500 Index/15% MSCI EAFE Index/10% Lehman Brothers Aggregate Bond Index*	5.99%	13.10%
*	For more information on this index, see the following section “Description of Benchmarks.”
†	AXA Equitable believes this newly selected index reflects more closely the market sectors in which the portfolio invests.

12

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or exchange into other portfolios.

Annual AXA Allocation Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	AXA Conservative Allocation Portfolio***
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees*	0.00%	0.25%
Other expenses	0.22%	0.22%
Total operating expenses	0.32%	0.57%
Less fee waiver/expense reimbursement**	(0.22)%	(0.22)%
Net operating expenses	0.10%	0.35%
	AXA Conservative-Plus Allocation Portfolio***
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees*	0.00%	0.25%
Other expenses	0.19%	0.19%
Total operating expenses	0.29%	0.54%
Less fee waiver/expense reimbursement**	(0.19)%	(0.19)%
Net operating expenses	0.10%	0.35%
	AXA Moderate Allocation Portfolio***
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees*	0.00%	0.25%
Other expenses	0.17%	0.17%
Total operating expenses	0.27%	0.52%
Less fee waiver/expense reimbursement**	(0.17)%	(0.17)%
Net operating expenses	0.10%	0.35%
	AXA Moderate-Plus Allocation Portfolio***
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees*	0.00%	0.25%
Other expenses	0.17%	0.17%
Total operating expenses	0.27%	0.52%
Less fee waiver/expense reimbursement**	(0.17)%	(0.17)%
Net operating expenses	0.10%	0.35%
	AXA Aggressive Allocation Portfolio***
	CLASS A	CLASS B
Management fee	0.10%	0.10%
Distribution and/or service (12b-1) fees*	0.00%	0.25%
Other expenses	0.19%	0.19%
Total operating expenses	0.29%	0.54%
Less fee waiver/expense reimbursement**	(0.19)%	(0.19)%
Net operating expenses	0.10%	0.35%
*	The maximum distribution and/or service (12b-1) fee for the portfolio’s Class B shares is 0.50% of the average daily net assets attributable to the portfolio’s Class B shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the portfolio’s Class B shares. This arrangement will be in effect at least until April 30, 2007.
**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative or other fees to limit the expenses of each portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager — Expense Limitation Agreement”.
***

The AXA Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by each Underlying Portfolio’s expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each AXA Allocation Portfolio’s investment in Underlying Portfolios is: Conservative Allocation Portfolio — 0.50% to 0.75%; Conservative-Plus Allocation Portfolio — 0.55% to 0.80%; Moderate Allocation Portfolio — 0.65% to 0.90%; Moderate-Plus Allocation Portfolio — 0.80% to 1.05%; and Aggressive Allocation Portfolio — 0.85% to 1.10%. Thus, the net expense ratio of the shares of each AXA Allocation Portfolio, including the AXA Allocation Portfolio’s direct and indirect expenses, is currently expected to range from: Conservative Allocation Portfolio — 0.60% to 0.85% for Class A shares and 0.85% to

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FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS (cont’d)

1.10% for Class B shares; Conservative-Plus Allocation Portfolio — 0.65% to 0.90% for Class A shares and 0.90% to 1.15% for Class B shares; Moderate Allocation Portfolio — 0.75% to 1.00% for Class A shares and 1.00% to 1.25% for Class B shares; Moderate-Plus Allocation Portfolio — 0.90% to 1.15% for Class A shares and 1.15% to 1.40% for Class B shares; and Aggressive Allocation Portfolio — 0.95% to 1.20% for Class A shares and 1.20% to 1.45% for Class B shares, after taking into account the fee waiver and expense reimbursement arrangement described above. Absent this arrangement, the total expense ratio of the shares of each AXA Allocation Portfolio would range from: Conservative Allocation Portfolio — 0.82% to 1.07% for Class A shares and 1.07% to 1.32% for Class B shares; Conservative-Plus Allocation Portfolio — 0.84% to 1.09% for Class A shares and 1.09% to 1.34% for Class B shares; Moderate Allocation Portfolio — 0.92% to 1.17% for Class A shares and 1.17% to 1.42% for Class B shares; Moderate-Plus Allocation Portfolio — 1.07% to 1.32% for Class A shares and 1.32% to 1.57% for Class B shares; and Aggressive Allocation Portfolio — 1.14% to 1.39% for Class A shares and 1.39% to 1.64% for Class B shares. This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

Example

This example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options. It does not show certain indirect costs of investing, including the costs of Underlying Portfolios.

The example assumes that:

•	You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The AXA Allocation Portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses or the fees and expenses of the Underlying Portfolios. If such fees and expenses were reflected, the total expenses would be substantially higher and would vary depending on, among other things, the allocation of a portfolio’s assets among Underlying Portfolios. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Conservative Allocation Portfolio		AXA Conservative-Plus Allocation Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$10	$36	$10	$36
3 years	$81	$160	$74	$154
5 years	$158	$296	$144	$283
10 years	$384	$693	$350	$659

	AXA Moderate Allocation Portfolio		AXA Moderate-Plus Allocation Portfolio
	CLASS A	CLASS B	CLASS A	CLASS B
1 year	$10	$36	$10	$36
3 years	$70	$150	$70	$150
5 years	$135	$274	$135	$274
10 years	$326	$636	$326	$636

	AXA Aggressive Allocation Portfolio
	CLASS A	CLASS B
1 year	$10	$36
3 years	$74	$150
5 years	$144	$273
10 years	$350	$633

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MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the performance of the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the performance of the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities.

The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

The Underlying Portfolios have principal investment strategies that come with inherent risks. Certain Underlying Portfolios may emphasize different market sectors, such as foreign securities, small cap equities and high yield fixed income securities. Each Underlying Portfolio’s principal risks are described in more detail in the Underlying Portfolio’s prospectus.

Risks of Equity Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. In general, the performance of the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than that of the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities may include:

•	Convertible Securities Risk — Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that portfolio. The Sub-adviser (“Sub-adviser”) of an Underlying Portfolio will consider such event in its determination of whether a portfolio should continue to hold the securities.

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•	Derivatives Risk — An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and fund management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Futures and Options Risk — To the extent a portfolio uses futures and options, it is exposed to additional volatility and potential losses.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Focused Portfolio Risk — Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the portfolio’s net asset value.

•	Foreign Investing and Emerging Markets Risk — The value of a portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

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MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•	Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a portfolio’s foreign investments.

•	Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform, accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

•	Index-Fund Risk — An index portfolio invests in the securities included in a specific index or substantially identical securities regardless of market trends. Such portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

•	Initial Public Offering (“IPO”) Risk — A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

•	Investment Style Risk — The Sub-advisers to an Underlying Portfolio may use a particular style or set of styles, such as “growth” or “value” styles, to select investments for the portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. For more information on a particular investment style, please see the risks entitled “Growth Investing Risk” and “Value Investing Risk.”

•	Growth Investing Risk — Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Sub-advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Sub-advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Sub-advisers, regardless of movements in the securities market.

•	Value Investing Risk — Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Sub-advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Leveraging Risk — When a portfolio borrows money or otherwise leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. All of the portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

•	Liquidity Risk — The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a portfolio.

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MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

•	Non-Diversification Risk — Certain of the Underlying Portfolios are classified as “non-diversified” investment companies, which means that the proportion of each portfolio’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). Since a relatively high percentage of each non-diversified portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each such portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a portfolio’s investment performance, as the portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the portfolio invests perform poorly, the portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

•	Portfolio Management Risk — The risk that the strategies used by the Underlying Portfolios’ Sub-advisers and their securities selections fail to produce the intended results.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total returns. The sale of portfolio securities may result in the recognition of capital gain, which can create adverse tax results on shareholders. Depending on the frequency of sales, any such net gain will likely be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

•	Securities Lending Risk — For purposes of realizing additional income, each Underlying Portfolio may lend securities to broker-dealers approved by the relevant Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

•	Small- and Mid-Capitalization Risk — There may be an increased risk for portfolios that invest in small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that the process for selecting or replacing a Sub-adviser for an Underlying Portfolio and the decision to select or replace a Sub-adviser does not produce the intended result.

Risks of Fixed Income Investments

Each portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds.

Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments.

In general, the performance of the Conservative Allocation, Conservative-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than that of the Aggressive Allocation and Moderate-Plus Allocation Portfolios. The risks of investing in fixed income securities may include:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

•

Convertible Securities Risk — Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a portfolio, convertible securities may cease to be

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MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

rated or a rating may be reduced below the minimum required for purchase by that portfolio. Each Sub-adviser will consider such event in its determination of whether a portfolio should continue to hold the securities.

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income.

•	Derivatives Risk — An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of a portfolio’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Geographic Risk — The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

•	Political/Economic Risk — Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a portfolio’s foreign investments.

•	Regulatory Risk — Less information may be available about foreign companies. In general, foreign companies are not subject to uniform, accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

•	Transaction Costs Risk — The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on funds holding a significant portion of their assets in fixed income securities with long term maturities.

•	Investment Grade Securities Risk — Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A portfolio could lose all of its investments in a company’s securities.

•	Leveraging Risk — When a portfolio borrows money or otherwise leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. All of the portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible for a portfolio to sell at the time or price that the portfolio would like. This may result in a loss or may be costly to a portfolio.

•	Loan Participation Risk — The portfolio’s investments in loan participation and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•	Lower-Rated Securities Risk (also referred to as Junk Bond/Below Investment Grade Securities Risk) — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

•

Money Market Risk — Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the

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MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

•	Banking Industry Sector Risk — To the extent a Portfolio invests in the banking industry, it is exposed to the risks generally associated with such industry, including interest rate risk, credit risk and the risk that regulatory developments relating to the banking industry may affect its investment.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. The early retirement of particular classes or series of a collateralized mortgage obligation held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

•	Portfolio Management Risk — The risk that the strategies used by an Underlying Portfolio’s Sub-adviser and its securities selections fail to produce the intended results.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher fund expenses and lower total returns. The sale of portfolio securities may result in the recognition of capital gain, which can create adverse tax results on shareholders. Given the frequency of sales, any such net gain will likely be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

•	Securities Lending Risk — For purposes of realizing additional income, each Underlying Portfolio may lend securities to broker-dealers approved by the relevant Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

•	Sub-Adviser Selection Risk — The risk that the process for selecting or replacing a Sub-adviser for an Underlying Portfolio and the decision to select or replace a Sub-adviser does not produce the intended result.

•	Zero Coupon and Pay-in-Kind Securities Risk — A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

19

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS

The following is additional information regarding the Underlying Portfolios. If you would like more information about the Underlying Portfolios, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the portfolios at:

AXA Premier VIP Trust

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
INVESTMENT GRADE BOND
AXA Premier VIP Core Bond Portfolio	To seek a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The Portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently, approximately 4.58 years).

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Lower-Rated Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

EQ/Alliance Intermediate Government Securities Portfolio	Seeks to achieve high current income consistent with relative stability of principal.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities.

•   Credit Risk

•   Derivatives Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover Risk

•   Zero Coupon Risk

•   Securities Lending Risk

EQ/Alliance Quality Bond Portfolio	Seeks to achieve high current income consistent with moderate risk to capital.	The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Sub-adviser believes do not involve undue risk. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities.

•   Credit Risk

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Zero Coupon Risk and Pay-in Kind Securities Risk

•   Portfolio Turnover Risk

20

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Government Securities Portfolio	Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.	Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees.	• Interest Rate Risk • Mortgage-Backed Securities Risk
EQ/Intermediate Term Bond Portfolio	Seeks to maximize income and capital appreciation through investment in intermediate-maturity debt obligations	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit Risk • Interest Rate Risk • Investment Grade Securities Risk • Liquidity Risk • Mortgage-Backed and Asset-Backed Securities Risk
EQ/JPMorgan Core Bond Portfolio	Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.	The Portfolio’s total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody’s, or unrated securities of similar quality as determined by the Sub-adviser.

•   Credit Risk

•   Derivatives Risk

•   Foreign Securities Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Liquidity Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover Risk

EQ/Long Term Bond Portfolio	Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities.	• Credit Risk • Interest Rate Risk • Investment Grade Securities Risk • Liquidity Risk • Mortgage-Backed and Asset-Backed Securities Risk
EQ/Money Market Portfolio	Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.	The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.	• Banking Industry Sector Risk • Credit Risk • Foreign Securities Risk • Interest Rate Risk • Mortgage-Backed and Asset-Backed Securities Risk • Money Market Risk

21

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/PIMCO Real Return Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	The Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.

•   Credit Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Leveraging Risk

•   Liquidity Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Turnover Risk

EQ/Short Duration Bond Portfolio	Seeks current income with reduced volatility of principal.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.	• Credit Risk • Derivatives Risk • Foreign Securities Risk • Interest Rate Risk • Investment Grade Securities Risk • Mortgage-Backed and Asset-Backed Securities Risk • Securities Lending Risk
LARGE CAP EQUITIES
AXA Premier VIP Aggressive Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in securities of large capitalization growth companies, although the Sub-advisers may invest, to a certain extent in equity securities of small- and mid-capitalization growth companies as well.

•   Derivatives Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Investment Style Risk

•   Issuer-Specific Risk

•   Large Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small- and Mid Capitalization Risk

•   Sub-Adviser Selection Risk

AXA Premier VIP Large Cap Core Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers generally choose investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both.	• Equity Risk • Foreign Investing and Emerging Markets Risks • Issuer-Specific Risk • Large Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk

22

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Premier VIP Large Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Portfolio intends to invest primarily in common stocks but may also invest in other securities that the Sub-advisers believe provide opportunities for capital growth.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Large Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
AXA Premier VIP Large Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment. The Sub-advisers use an investment style that focuses on stocks that are currently under-priced using certain financial measurements.	• Equity Risk • Foreign Investing and Emerging Markets Risk • Investment Style Risk • Issuer-Specific Risk • Large Capitalization Risk • Portfolio Management Risk • Sub-Adviser Selection Risk
EQ/Alliance Common Stock Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stock or convertible debt) that the Sub-adviser believes will share in the growth of the economy over a long-term period.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Small and Mid-Capitalization Risk • Value Investing Risk
EQ/Alliance Growth and Income Portfolio	Seeks to provide a high total return.	The Portfolio invests primarily in dividend-paying common stocks of carefully selected high-quality, large capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalization of at least $1 billion at the time of purchase). The Portfolio also may invest in fixed-income and convertible securities.

•   Credit Risk

•   Convertible Securities Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bond and Lower Rated Securities Risk

23

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Alliance Large Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalization within the range of companies in the Russell 1000 Growth Index at the time of initial investment).	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk
EQ/Bernstein Diversified Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its total net assets in equity securities that are trading at a discount to their long term earnings power, usually because of a situation the Sub-adviser’s research suggests will be temporary.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Investment Grade Securities Risk • Interest Rate Risk • Leveraging Risk • Value Investing Risk
EQ/Boston Advisors Equity Income Portfolio	Seeks a combination of growth and income to achieve an above-average and consistent total return.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies.	• Convertible Securities Risk • Equity Risk • Small and Mid-Cap Company Risk
EQ/Capital Guardian Growth Portfolio	Seeks long-term growth of capital	The Sub-adviser seeks to achieve the Portfolio’s investment objective by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio normally will be invested primarily in common stocks, or securities convertible or exchangeable into common stocks, of companies with market capitalization greater than $1.5 billion at the time of purchase.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Small and Mid-Cap Company Risk
EQ/Capital Guardian Research Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts and other U.S. registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk

24

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Capital Guardian U.S. Equity Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk
EQ/Equity 500 Index Portfolio	Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index (“S&P 500”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500. The Portfolio typically will hold all 500 securities in the S&P 500 in the exact weight each represents in that index.	• Derivatives Risk • Equity Risk • Index-Fund Risk
EQ/Evergreen Omega Portfolio	Seeks long-term capital growth.	The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Sub-adviser employs a growth style of equity management.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk
EQ/GAMCO Mergers and Acquisitions Portfolio	Seeks to achieve capital appreciation.	The Portfolio, which is a non-diversified portfolio, invests primarily in shares of companies that the Sub-adviser believes are likely acquisition targets within 12 to 18 months. In addition, the Sub-adviser will engage in classic risk arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.	• Derivatives Risk • Equity Risk • Focused Portfolio Risk • Non-Diversification Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk
EQ/Janus Large Cap Growth Portfolio	Seeks long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of growth-oriented companies with a large market capitalization. For purposes of this Portfolio, companies having a market capitalization within the range of companies in the Russell 1000 Index at the time of purchase are considered large capitalization companies.	• Credit Risk • Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk • Interest Rate Risk • Junk Bond and Lower Rated Securities Risk

25

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/JPMorgan Value Opportunities Portfolio	Long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large capitalization.

•   Convertible Securities Risk

•   Credit Risk

•   Derivatives Risk

•   Equity Risk

•   Investment Grade Securities Risk

•   Interest Rate Risk

•   Junk Bonds or Lower Rated Securities Risk

•   Foreign Securities Risk

•   Mid-Cap Company Risk

•   Value Investing Risk

•   Zero Coupon and Pay-in Kind Securities Risk

EQ/Lord Abbett Growth and Income Portfolio	Capital appreciation and growth of income without excessive fluctuation in market value.	The Portfolio primarily invests in the equity securities of large, seasoned U.S. and multinational companies that the Sub-adviser believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Value Investing Risk
EQ/Lord Abbett Large Cap Core Portfolio	Capital appreciation and growth of income with reasonable risk.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned U.S. and multinational companies. A large company is defined as having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Value Investing Risk
EQ/Marsico Focus Portfolio	Seeks long-term growth of capital.	The Portfolio invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential. For purposes of this Portfolio, companies having a market capitalization of $4 billion or more generally are considered large companies.	• Equity Risk • Focused Portfolio Risk • Foreign Securities Risk • Growth Investing Risk • Non-Diversification Risk • Portfolio Turnover Risk

26

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Mercury Basic Value Portfolio	Seeks capital appreciation and secondarily, income.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Sub-adviser believes are undervalued and therefore represent basic investment value.	• Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk • Value Investing Risk
EQ/MFS Emerging Growth Companies Portfolio	Seeks to provide long-term capital growth	The Portfolio invests, under normal market conditions, primarily in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies.	• Convertible Securities Risk • Currency Risk • Equity Risk • Foreign Securities and Emerging Markets Risk • Growth Investing Risk • Portfolio Turnover Risk • Small and Mid-Cap Company Risk
EQ/MFS Investors Trust Portfolio	Seeks long-term growth of capital with a secondary objective to seek reasonable current income. For purposes of this Portfolio, the words “reasonable current income” mean moderate income.	The Portfolio invests, under normal market conditions, primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. The Portfolio generally focuses on companies with larger market capitalizations that the Sub-adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.	• Convertible Securities Risk • Currency Risk • Equity Risk • Foreign Securities and Emerging Markets Risk • Growth Investing Risk • Small and Mid-Company Risk
EQ/Montag & Caldwell Growth Portfolio	Seeks to achieve capital appreciation	Under normal circumstances, the Portfolio intends to invest primarily in equity securities of U.S. large capitalization companies. For purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Small and Mid-Cap Company Risk

27

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/TCW Equity Portfolio	Seeks to achieve long-term capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio intends to invest primarily in the equity securities of U.S. large capitalization companies that meet the Sub-adviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests.	• Convertible Securities Risk • Equity Risk • Foreign Securities Risk • Small and Mid-Cap Company Risk
EQ/UBS Growth and Income Portfolio	Seeks to achieve total return through capital appreciation with income as a secondary consideration.	Under normal circumstances, the Portfolio intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. For purposes of this Portfolio, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Small and Mid-Cap Company Risk
EQ/Van Kampen Comstock Portfolio	Capital growth and income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio may invest in issuers of small, medium and large market capitalization. The Portfolio primarily invests in equity securities, but also may invest in preferred stocks and securities convertible into common and preferred stocks.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•    Equity Risk

•   Foreign Securities and Emerging Markets Risk

•   Investment Grade Securities Risk

•   Junk Bond or Lower Rated Securities Risk

•   Small and Mid-Cap Company Risk

•   Value Investing Risk

28

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
HIGH YIELD BOND
AXA Premier VIP High Yield Portfolio	High total return through a combination of current income and capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

•   Credit/Default Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Interest Rate Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Lower-Rated Securities Risk

•   Loan Participation Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

EQ/Caywood-Scholl High Yield Bond Portfolio	Seeks to maximize current income.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are rated below investment grade. The Portfolio generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody’s or B- to BB+ by S&P, which are commonly known as “junk bonds.”	• Credit Risk • Convertible Securities Risk • Derivatives Risk • Foreign Securities Risk • Interest Rate Risk • Liquidity Risk • Junk Bonds or Lower Rated Securities Risk • Portfolio Turnover Risk
SMALL/MID CAP EQUITIES
AXA Premier VIP Mid Cap Growth Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index. The Sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risks

•   Investment Style Risk

•   Issuer-Specific Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

29

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
AXA Premier VIP Mid Cap Value Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Medium market capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index. The Sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements.

•   Equity Risk

•   Foreign Investing and Emerging Markets Risks

•   Issuer-Specific Risk

•   Investment Style Risk

•   Liquidity Risk

•   Mid-Capitalization Risk

•   Portfolio Management Risk

•   Sub-Adviser Selection Risk

EQ/Alliance Small Cap Growth Portfolio	Seeks to achieve long-term growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase).	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Liquidity Risk • Portfolio Turnover Risk • Small- and Mid-Cap Company Risk
EQ/Bear Stearns Small Company Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small capitalization companies. The Sub-adviser screens the U.S. equity universe of stocks with market capitalization between $200 million and $2 billion, low price-to-sales ratios, increasing earnings, and strong price appreciation.	• Convertible Securities Risk • Equity Risk • Growth Investing Risk • Liquidity Risk • Small-Cap Company Risk

30

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/FI Mid Cap Portfolio	Seeks long-term growth of capital.	The Sub-adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in common stocks of companies with medium market capitalizations. For purposes of this Portfolio, the Sub-adviser generally defines medium market capitalization companies as those whose market capitalization is similar to that of the companies in the S&P MidCap 400 Index or the Russell Midcap Index. The Sub-adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Growth Investing Risk • Portfolio Turnover Risk • Small- and Mid- Cap Company Risk • Value Investing Risk
EQ/FI Mid Cap Value Portfolio	Seeks long-term capital appreciation.	The Sub-adviser normally invests at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in companies with medium market capitalizations. For purposes of this Portfolio, the Sub-adviser generally defines medium market capitalization companies as those whose market capitalization is similar to that of the companies in the Russell 3000 Index, excluding the largest 100 such companies. The Sub-adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry.	• Derivatives Risk • Equity Risk • Foreign Securities Risk • Liquidity Risk • Portfolio Turnover Risk • Mid-Cap Company Risk • Value Investing Risk
EQ/GAMCO Small Company Value Portfolio	Seeks to maximize capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Sub-adviser believes provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stocks.	• Convertible Securities Risk • Equity Risk • Liquidity Risk • Small-Capitalization Risk • Value Investing Risk

31

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Lazard Small Cap Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Sub-adviser believes are inexpensively priced relative to the return on total capital or equity.

•   Convertible Securities Risk

•   Equity Risk

•   Focused Portfolio Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Liquidity Risk

•   Non-Diversification Risk

•   Small-Cap Company Risk

•   Value Investing Risk

EQ/Lord Abbett Mid Cap Value Portfolio	Seeks capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of mid-size companies. A mid-size company is defined as a company having a market cap at the time of purchase within the range of companies in the Russell MidCap Index. In selecting investments, the Portfolio uses a value approach to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement.	• Convertible Securities Risk • Derivatives Risk • Equity Risk • Mid-Cap Company Risk • Value Investing Risk
EQ/Small Company Index Portfolio	Seeks to replicate as closely as possible (before the deduction of portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.	• Derivatives Risk • Equity Risk • Index-Fund Risk • Liquidity Risk • Small-Cap Company Risk
EQ/Van Kampen Mid Cap Growth Portfolio	Seeks capital growth.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of medium-size companies at the time of investment. The Sub-adviser primarily invests in equity securities including common stocks, preferred stocks, convertible securities and rights and warrants to purchase common stock. Medium-sized companies are defined by reference to those companies represented in the Russell Midcap Index.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Securities and Emerging Markets Risk

•   Equity Risk

•   Growth Investing Risk

•   Investment Grade Securities Risk

•   Junk Bond or Lower Rated Securities Risk

•   Small- and Mid Cap Company Risk

32

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Wells Fargo Montgomery Small Cap Portfolio	Seeks long-term capital appreciation.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes in small capitalization securities.

The Portfolio invests primarily in the common stocks of U.S. companies that the Sub-adviser believes have a potential for above-average growth. The Portfolio principally invests in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase.

• Derivatives Risk • Equity Risk • Leveraging Risk • Liquidity Risk • Growth Investing Risk • Portfolio Turnover Risk • Small-Capitalization Risk
INTERNATIONAL EQUITIES
AXA Premier VIP International Equity Portfolio	Long-term growth of capital.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.).

•   Currency Risk

•   Equity Risk

•   Foreign Investing and Emerging Markets Risk

•   Issuer-Specific Risk

•   Large-Capitalization Risk

•   Liquidity Risk

•   Portfolio Management Risk

•   Small and Mid-Capitalization Risk

•   Sub-Adviser Selection Risk

EQ/Alliance International Portfolio	Seeks to achieve long-term growth of capital.	The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. These non-U.S. companies may have operations in the United States, in their county of incorporation and/or in other countries.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Investment Grade Securities Risk

•   Interest Rate Risk

•   Value Investing Risk

EQ/Capital Guardian International Portfolio	To achieve long-term growth of capital.	The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S.

•   Convertible Securities Risk

•   Credit Risk

•   Currency Risk

•   Derivatives Risk

•   Equity Risk

•   Foreign Securities and Emerging Markets Risk

•   Growth Investing Risk

•   Investment Grade Securities Risk

•   Interest Rate Risk

33

INFORMATION REGARDING THE UNDERLYING PORTFOLIOS (cont’d)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/International Growth Portfolio	Seeks to achieve capital appreciation.	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets in the equity securities of foreign companies that the Sub-adviser believes offer the potential for above-average earnings growth. The Portfolio generally diversifies its investments among issuers located in European, Australasian and Far East (“EAFE”) markets.	• Convertible Securities Risk • Currency Risk • Equity Risk • Foreign Investing and Emerging Markets Risk • Growth Investing Risk
EQ/Mercury International Value Portfolio	Seeks to provide current income and long-term growth of income, accompanied by growth of capital.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks that pay dividends. The Portfolio invests primarily in the securities of companies located in the developed foreign markets.	• Convertible Securities Risk • Currency Risk • Derivatives Risk • Equity Risk • Foreign Securities and Emerging Markets Risk • Liquidity Risk • Small- and Mid-Cap Company Risk • Value Investing Risk
EQ/Van Kampen Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries.

•   Convertible Securities Risk

•   Currency Risk

•   Derivatives Risk

•   Foreign Investing and Emerging Markets Risk

•   Equity Risk

•   Focused Portfolio Risk

•   Growth Investing Risk

•   Junk Bond and Lower Rated Securities Risk

•   Liquidity Risk

•   Non-Diversification Risk

•   Portfolio Turnover Risk

34

MANAGEMENT TEAM

The Manager

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. AXA Equitable is an indirect wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, AXA Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, AXA Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio using AXA Equitable’s proprietary investment process, based on fundamental research regarding the investment characteristics of the asset classes, asset categories and Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable also will rebalance each AXA Allocation Portfolio’s holdings as deemed necessary to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range.

A committee of AXA FMG investment personnel manages each AXA Allocation Portfolio, which include the following:

Members of AXA FMG Committee	Business Experience
Kenneth T. Kozlowski, CFP®, ChFC, CLU

Mr. Kozlowski has served as Vice President of AXA Financial from February 2001 to present and as Chief Financial Officer of the Trust and other investment companies managed by AXA Equitable. From October 1999 to February 2001, he served as Assistant Vice President, AXA Financial. He is responsible for portfolio administration, accounting and product development and has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Kenneth B. Beitler, CFA®	Mr. Beitler has served as Vice President of AXA Financial from February 2003 to present. From February 2002 to February 2003, he served as Assistant Vice President of AXA Financial and from May 1999 to February 2002 as Senior Investment Analyst of AXA Financial. He is responsible for portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.
Alwi Chan	Mr. Chan has served as Assistant Vice President of AXA Equitable from November 2005 to present. From December 2002 to October 2005 he served as Senior Investment Analyst of AXA Financial. Mr. Chan served as a Senior Financial Analyst at the General Account Investment Group of AXA Equitable from June 1999 to November 2002. Mr. Chan is responsible for assisting in portfolio analysis and portfolio performance evaluation and has had day-to-day portfolio management responsibilities for AXA Equitable’s AXA Allocation Portfolios since 2003.

Mr. Kozlowski and Mr. Beitler serve as the lead managers of the committee. Information about each lead manager’s compensation, other accounts they manage and their ownership of securities in the portfolios is available in the Trust’s SAI.

A discussion of the basis of the decision by the Board to approve the investment management agreement with AXA Equitable is available in the Trust’s Annual Report to shareholders dated December 31, 2005.

Management Fees

Each AXA Allocation Portfolio pays a fee to AXA Equitable for management services. For the fiscal year ended December 31, 2005, each portfolio paid a fee at an annual rate of 0.10% of the average daily net assets of the portfolio. AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each AXA Allocation Portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio’s total average daily net assets plus $35,000. As noted in the prospectus for each Underlying Portfolio, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

35

MANAGEMENT TEAM

The Manager (cont’d)

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the AXA Allocation Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each portfolio’s business), are limited to 0.10% for Class A shares and 0.35% for Class B shares.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

36

PORTFOLIO SERVICES

Buying and Selling Shares

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent a portfolio invests in Underlying Portfolios that invest a significant portion of their assets in foreign securities (e.g., AXA Premier VIP International Equity Portfolio, EQ/Alliance International Portfolio, EQ/International Growth Portfolio), the securities of small- and mid-capitalization companies (e.g., AXA Premier VIP Mid Cap Growth Portfolio, EQ/Alliance Small Cap Growth Portfolio, EQ/Lazard Small Cap Value Portfolio) or high-yield securities (e.g., AXA Premier VIP High Yield Portfolio and EQ/Caywood-Scholl High Yield Portfolio), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

37

PORTFOLIO SERVICES (cont’d)

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time. The price you pay or receive for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

38

PORTFOLIO SERVICES (cont’d)

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Other portfolio securities and assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Underlying Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of an Underlying Portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the Underlying Portfolio’s NAV by those traders. Because foreign securities sometimes trade on days when portfolio shares are not priced, the value of an Underlying Portfolio’s investments that includes such securities may change on days when portfolio shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

Dividends and Other Distributions

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

Tax Consequences

Each AXA Allocation Portfolio is treated as a separate corporation and intends to qualify or continue to qualify to be treated as a regulated investment company for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status (and certain other requirements) because the shareholders of a portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance and annuity contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as the investment manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The AXA Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Allocation Portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the AXA Allocation Portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the AXA Allocation Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain sub-advisers of the Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective Underlying Portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

39

DESCRIPTION OF BENCHMARKS

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and BBB- or better by S&P (and if neither is available for CMBS, Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. The EAFE index assumes dividends are reinvested net of withholding taxes and does not reflect any fees and expenses.

40

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the AXA Allocation Portfolios’ Class A and Class B shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2005 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Conservative Allocation Portfolio

	Class A
			July 31, 2003* to December 31, 2003(c)
	Year Ended December 31,
	2005(c)	2004(c)
Net asset value, beginning of period	$10.80	$10.45	$10.00

Income (loss) from investment operations:
Net investment income	0.34	0.38	0.53
Net realized and unrealized gain (loss) on investments	(0.04)	0.28	0.06

Total from investment operations	0.30	0.66	0.59

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.14)
Distributions from net realized gains	(0.11)	(0.01)	—

Total dividends and distributions	(0.41)	(0.31)	(0.14)

Net asset value, end of period	$10.69	$10.80	$10.45

Total return (b)	2.78%	6.29%	5.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,054	$2,071	$93
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)	0.32%	0.51%	9.14%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.17%	3.50%	12.33	%(h)
Before waivers and reimbursements (a)	2.95%	3.09%	3.29	%(h)
Portfolio turnover rate	101%	18%	9%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.04	$0.39

41

FINANCIAL HIGHLIGHTS (cont’d)

AXA Conservative Allocation Portfolio (cont’d)

	Class B
			July 31, 2003* to December 31, 2003(c)
	Year Ended December 31,
	2005(c)	2004(c)
Net asset value, beginning of period	$10.80	$10.45	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.35	0.53
Net realized and unrealized gain (loss) on investments	(0.05)	0.28	0.05

Total from investment operations	0.27	0.63	0.58

Less distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.13)
Distributions from net realized gains	(0.11)	(0.01)	—

Total dividends and distributions	(0.38)	(0.28)	(0.13)

Net asset value, end of period	$10.69	$10.80	$10.45

Total return (b)	2.52%	6.02%	5.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$217,999	$109,357	$5,986
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)	0.57%	0.76%	9.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.92%	3.25%	12.08	%(h)
Before waivers and reimbursements (a)	2.70%	2.84%	3.04	%(h)
Portfolio turnover rate	101%	18%	9%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.04	$0.40

42

FINANCIAL HIGHLIGHTS (cont’d)

AXA Conservative-Plus Allocation Portfolio

	Class A
	Year Ended December 31,		July 31, 2003* to December 31, 2003(c)
	2005(c)	2004(c)
Net asset value, beginning of period	$11.22	$10.66	$10.00

Income from investment operations:
Net investment income	0.30	0.33	0.47
Net realized and unrealized gain on investments	0.09	0.52	0.33

Total from investment operations	0.39	0.85	0.80

Less distributions:
Dividends from net investment income	(0.25)	(0.28)	(0.14)
Distributions from net realized gains	(0.20)	(0.01)	—

Total dividends and distributions	(0.45)	(0.29)	(0.14)

Net asset value, end of period	$11.16	$11.22	$10.66

Total return (b)	3.53%	7.96%	8.02%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,466	$1,403	$225
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)	0.29%	0.40%	4.23%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.74%	3.01%	10.64	%(h)
Before waivers and reimbursements (a)	2.55%	2.71%	6.51	%(h)
Portfolio turnover rate	64%	5%	8%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.03	$0.18

	Class B
	Year Ended December 31,		July 31, 2003* to December 31, 2003(c)
	2005(c)	2004(c)
Net asset value, beginning of period	$11.22	$10.66	$10.00

Income from investment operations:
Net investment income	0.27	0.30	0.46
Net realized and unrealized gain on investments	0.09	0.52	0.33

Total from investment operations	0.36	0.82	0.79

Less distributions:
Dividends from net investment income	(0.22)	(0.25)	(0.13)
Distributions from net realized gains	(0.20)	(0.01)	—

Total dividends and distributions	(0.42)	(0.26)	(0.13)

Net asset value, end of period	$11.16	$11.22	$10.66

Total return (b)	3.27%	7.68%	7.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$487,000	$214,970	$9,486
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)	0.54%	0.65%	4.48%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.49%	2.76%	10.39	%(h)
Before waivers and reimbursements (a)	2.30%	2.46%	6.26	%(h)
Portfolio turnover rate	64%	5%	8%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.03	$0.18

43

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate Allocation Portfolio(d)(e)(g)

	Class A
	Year Ended December 31,
	2005(c)	2004(c)	2003(c)		2002	2001
Net asset value, beginning of year	$15.51	$14.63	$12.54		$14.52	$15.20

Income (loss) from investment operations:
Net investment income	0.33	0.25	0.33		0.33	0.40
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.46	1.06	2.10		(2.15)	(0.69)

Total from investment operations	0.79	1.31	2.43		(1.82)	(0.29)

Less distributions:
Dividends from net investment income	(0.42)	(0.43)	(0.34)		(0.16)	(0.39)

Net asset value, end of year	$15.88	$15.51	$14.63		$12.54	$14.52

Total return	5.06%	8.99%	19.40%		(12.52)%	(1.85)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,052,781	$3,160,074	$3,141,256		$2,908,058	$2,122,401
Ratio of expenses to average net assets:
After waivers and reimbursements	0.10%	0.10%	0.42%		0.65%	0.65%
After waivers, reimbursements and fees paid indirectly	0.10%	0.09%	0.37%		0.63%	N/A
Before waivers, reimbursements and fees paid indirectly	0.27%	0.26%	0.49%		0.66%	0.65%
Ratio of net investment income to average net assets:
After waivers and reimbursements	2.11%	1.65%	2.42%		1.91%	2.74%
After waivers, reimbursements and fees paid indirectly	2.11%	1.66%	2.47%		1.93%	N/A
Before waivers, reimbursements and fees paid indirectly	1.94%	1.49%	2.35%		1.90%	2.74%
Portfolio turnover rate	34%	— ‡%	324	%(f)	337%	184%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.03	$0.02	$0.01		$— #	$—

	Class B
	Year Ended December 31,
	2005(c)	2004(c)	2003(c)		2002	2001
Net asset value, beginning of year	$15.43	$14.55	$12.47		$14.45	$15.14

Income (loss) from investment operations:
Net investment income	0.27	0.21	0.30		0.26	0.35
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.46	1.06	2.08		(2.10)	(0.67)

Total from investment operations	0.73	1.27	2.38		(1.84)	(0.32)

Less distributions:
Dividends from net investment income	(0.37)	(0.39)	(0.30)		(0.14)	(0.37)

Net asset value, end of year	$15.79	$15.43	$14.55		$12.47	$14.45

Total return	4.74%	8.75%	19.11%		(12.71)%	(2.08)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,518,020	$2,341,547	$1,261,402		$665,088	$359,212
Ratio of expenses to average net assets:
After waivers and reimbursements	0.35%	0.35%	0.67%		0.90%	0.90%
After waivers, reimbursements and fees paid indirectly	0.35%	0.34%	0.62%		0.88%	N/A
Before waivers, reimbursements and fees paid indirectly	0.52%	0.51%	0.74%		0.91%	0.90%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.86%	1.40%	2.17%		1.66%	3.72%
After waivers, reimbursements and fees paid indirectly	1.86%	1.41%	2.22%		1.68%	N/A
Before waivers, reimbursements and fees paid indirectly	1.69%	1.24%	2.10%		1.65%	3.72%
Portfolio turnover rate	34%	— ‡%	324	%(f)	337%	184%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.03	$0.02	$0.01		$— #	$—

44

FINANCIAL HIGHLIGHTS (cont’d)

AXA Moderate-Plus Allocation Portfolio

	Class A
	Year Ended December 31,		July 31, 2003* to December 31, 2003
	2005(c)	2004(c)
Net asset value, beginning of period	$12.25	$11.17	$10.00

Income from investment operations:
Net investment income	0.23	0.26	0.09
Net realized and unrealized gain on investments	0.62	1.07	1.17

Total from investment operations	0.85	1.33	1.26

Less distributions:
Dividends from net investment income	(0.25)	(0.25)	(0.09)
Distributions from net realized gains	(0.25)	— #	—

Total dividends and distributions	(0.50)	(0.25)	(0.09)

Net asset value, end of period	$12.60	$12.25	$11.17

Total return (b)	6.97%	12.00%	12.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$37,779	$13,194	$1,179
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)	0.27%	0.30%	1.87%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.84%	2.24%	6.91	%(h)
Before waivers and reimbursements (a)	1.67%	2.04%	5.14	%(h)
Portfolio turnover rate	29%	— ‡%	2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.02	$0.02

	Class B
	Year Ended December 31,		July 31, 2003* to December 31, 2003
	2005(c)	2004(c)
Net asset value, beginning of period	$12.25	$11.17	$10.00

Income from investment operations:
Net investment income	0.20	0.23	0.08
Net realized and unrealized gain on investments	0.62	1.07	1.17

Total from investment operations	0.82	1.30	1.25

Less distributions:
Dividends from net investment income	(0.22)	(0.22)	(0.08)
Distributions from net realized gains	(0.25)	— #	—

Total dividends and distributions	(0.47)	(0.22)	(0.08)

Net asset value, end of period	$12.60	$12.25	$11.17

Total return (b)	6.70%	11.71%	12.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,956,385	$1,003,694	$28,383
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)	0.52%	0.55%	2.12%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.59%	1.99%	6.66	%(h)
Before waivers and reimbursements (a)	1.42%	1.79%	4.89	%(h)
Portfolio turnover rate	29%	— ‡%	2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.02	$0.02

45

FINANCIAL HIGHLIGHTS (cont’d)

AXA Aggressive Allocation Portfolio

	Class A
			July 31, 2003* to December 31, 2003(c)
	Year Ended December 31,
	2005(c)	2004(c)
Net asset value, beginning of period	$12.44	$11.26	$10.00

Income from investment operations:
Net investment income	0.19	0.11	0.15
Net realized and unrealized gain on investments	0.84	1.26	1.16

Total from investment operations	1.03	1.37	1.31

Less distributions:
Dividends from net investment income	(0.24)	(0.18)	(0.05)
Distributions from net realized gains	(0.27)	(0.01)	—

Total dividends and distributions	(0.51)	(0.19)	(0.05)

Net asset value, end of period	$12.96	$12.44	$11.26

Total return (b)	8.27%	12.15%	13.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,069	$5,704	$555
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.10%	0.10%	0.10%
Before waivers and reimbursements (a)	0.29%	0.39%	6.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.50%	0.91%	3.38	%(h)
Before waivers and reimbursements (a)	1.31%	0.62%	(2.53	)%(h)
Portfolio turnover rate	50%	2%	2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.03	$0.27

	Class B
			July 31, 2003* to December 31, 2003(c)
	Year Ended December 31,
	2005(c)	2004(c)
Net asset value, beginning of period	$12.43	$11.26	$10.00

Income from investment operations:
Net investment income	0.17	0.08	0.14
Net realized and unrealized gain on investments	0.84	1.25	1.16

Total from investment operations	1.01	1.33	1.30

Less distributions:
Dividends from net investment income	(0.21)	(0.15)	(0.04)
Distributions from net realized gains	(0.27)	(0.01)	—

Total dividends and distributions	(0.48)	(0.16)	(0.04)

Net asset value, end of period	$12.96	$12.43	$11.26

Total return (b)	8.08%	11.78%	12.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$609,650	$241,623	$7,807
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.35%	0.35%	0.35%
Before waivers and reimbursements (a)	0.54%	0.64%	6.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.25%	0.66%	3.13	%(h)
Before waivers and reimbursements (a)	1.06%	0.37%	(2.78	)%(h)
Portfolio turnover rate	50%	2%	2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	$0.03	$0.27

46

FINANCIAL HIGHLIGHTS (cont’d)

*	Commencement of operations.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on average shares outstanding.
(d)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio.
(e)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Balanced Portfolio.
(f)	Reflects purchases and sales from change in investment strategy.
(g)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Balanced Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2001 through August 14, 2003 is that of the predecessor EQ/Balanced Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Balanced Portfolio from January 1, 2003 through August 14, 2003.
(h)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

47

If you would like more information about the AXA Allocation Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the AXA Allocation Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of the AXA Allocation Portfolios’ SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the AXA Allocation Portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Room,

100 F Street NE

Washington, D.C. 20549

AXA Premier VIP Trust

AXA Allocation Portfolios

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

(Investment Company Act File No. 811-10509)

© 2006 AXA Premier VIP Trust

AXA PREMIER VIP TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP High Yield Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Mid Cap Growth Portfolio

AXA Premier VIP Mid Cap Value Portfolio

AXA Premier VIP Technology Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the AXA Premier VIP Trust (“Trust”) dated May 1, 2006, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The audited financial statements for the year ended December 31, 2005, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 10, 2006 (File No. 811-10509), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”).

The Trust currently offers two classes of shares on behalf of sixteen (16) portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio of the Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following sixteen (16) portfolios: AXA Conservative Allocation Portfolio (“Conservative Portfolio”), AXA Conservative-Plus Allocation Portfolio (“Conservative-Plus Portfolio”), AXA Moderate Allocation Portfolio (“Moderate Portfolio”), AXA Moderate-Plus Allocation Portfolio (“Moderate-Plus Portfolio”), AXA Aggressive Allocation Portfolio (“Aggressive Portfolio”) (collectively, the “Allocation Portfolios”), AXA Premier VIP Aggressive Equity Portfolio (“Aggressive Equity Portfolio”), AXA Premier VIP Core Bond Portfolio (“Core Bond Portfolio”), AXA Premier VIP Health Care Portfolio (“Health Care Portfolio”), AXA Premier VIP High Yield Portfolio (“High Yield Portfolio”), AXA Premier VIP International Equity Portfolio (“International Equity Portfolio”), AXA Premier VIP Large Cap Core Equity Portfolio (“Large Cap Core Equity Portfolio”), AXA Premier VIP Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), AXA Premier VIP Large Cap Value Portfolio (“Large Cap Value Portfolio”), AXA Premier VIP Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”), AXA Premier VIP Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) and AXA Premier VIP Technology Portfolio (“Technology Portfolio”) (together with the Allocation Portfolios, the “portfolios”).

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of the plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

THE PORTFOLIOS

Aggressive Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide

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opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment. The portfolio may invest up to 25% of its total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities).

Core Bond Portfolio.    The portfolio’s objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers including issuers located in emerging markets. The portfolio will normally seek to hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio may invest up to 10% of its assets in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

Health Care Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

High Yield Portfolio.    The portfolio’s objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities.

International Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including

3

securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The portfolio may also invest up to 35% of its assets in securities of U.S. companies.

Large Cap Core Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Mid Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Mid Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate

4

an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Technology Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

THE ALLOCATION PORTFOLIOS

Each Allocation Portfolio operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”). In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of EQ Advisors Trust, please see the May 1, 2006 prospectus and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

Conservative Allocation Portfolio.    The portfolio’s objective is to seek a high level of current income. The portfolio pursues its objective by investing approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments.

Conservative-Plus Allocation Portfolio.    The portfolio’s objective is to seek current income and growth of capital, with a greater emphasis on current income. The portfolio pursues its objective by investing approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments.

Moderate Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income. The portfolio pursues its objective by investing approximately 50% of its assets in Underlying Portfolios that emphasize equity investments and approximately 50% of its assets in Underlying Portfolios that emphasize fixed income investments.

Moderate-Plus Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The portfolio pursues its objective by investing approximately 70% of its assets in Underlying Portfolios that emphasize equity investments and approximately 30% of its assets in Underlying Portfolios that emphasize fixed income investments.

Aggressive Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments.

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Fundamental Restrictions

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the portfolios.

Each portfolio, except the Health Care Portfolio and the Technology Portfolio, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio’s total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: (1) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

Each portfolio will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Health Care Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries) and the Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or cash (in the case of High Yield Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

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(5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each portfolio but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio’s shareholders.

Each portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Technology Portfolio each have a policy regarding how at least 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving at least sixty (60) days’ written notice to its shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolios’ principal investment strategies discussed in the Prospectus, each portfolio, except the Allocation Portfolios, may engage in other types of investment strategies further described below. Each portfolio, except the Allocation Portfolios, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio’s own investment restrictions. The portfolios, except the Allocation Portfolios, that

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anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Each Allocation Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies.

Asset-Backed Securities.    (All portfolios) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The portfolios may use these ratings in determining whether to purchase, sell or hold a security.

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It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, High Yield Portfolio and International Equity Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

Collateralized Debt Obligations.    (Core Bond Portfolio and High Yield Portfolio) Collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the portfolios’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex

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structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    (Aggressive Equity Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio and Mid Cap Growth Portfolio) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Non-Investment Grade Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio and Technology Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a portfolio’s sub-adviser to be of comparable quality. A portfolio’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are

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engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All portfolios except Core Bond Portfolio) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

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Derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Dollar Rolls.    (Core Bond Portfolio, Health Care Portfolio and High Yield Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or

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off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floaters (All portfolios) and Inverse Floaters.    (Aggressive Equity Portfolio, Core Bond Portfolio and High Yield Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    (All portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All portfolios) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself

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against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign securities to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

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Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered “covered” only if the portfolio segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize

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the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each portfolio, except the Core Bond Portfolio and the High Yield Portfolio, will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

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Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule

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their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio’s investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

Pacific Basin Region.    (All portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

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The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of

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sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (All portfolios) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on the records of the sub-adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Health Care Sector Risk.    (Health Care Portfolio, Mid Cap Growth Portfolio and Mid Cap Value Portfolio) The value of the Health Care Portfolio’s shares is particularly vulnerable to factors affecting the health care sector. The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of

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the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (Aggressive Equity Portfolio, High Yield Portfolio and International Equity Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

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Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    (All portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

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Insured Bank Obligations.    (All portfolios) The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    (All portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”).    (All portfolios) These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    (All portfolios) The portfolios may purchase the securities of certain foreign entities called passive foreign companies (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as contain tax consequences (see section entitled “Taxation”).

Investment Grade Securities.    (All portfolios) Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Loan Participations and Assignments.    (Aggressive Equity Portfolio, Core Bond Portfolio and High Yield Portfolio) Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically

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result in the portfolio’s having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a portfolio’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes.    (All portfolios) Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Portfolio and High Yield Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying

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mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to

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changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Portfolio and High Yield Portfolio) The portfolio may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Portfolio and High Yield Portfolio) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax, even though that interest may be a tax preference item for purposes of the federal alternative minimum tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer, and are generally secured only by the revenues derived from payment of the private issuer.

Options and Futures Transactions.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio and Mid Cap Value Portfolio) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these

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instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a portfolio are described below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

Options on Securities.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Value Portfolio and Mid Cap Growth Portfolio) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Value Portfolio and Mid Cap Growth Portfolio) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio and Mid Cap Growth Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Value Portfolio and Mid Cap Growth Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Value Portfolio and Mid Cap Growth Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures

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contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio and High Yield Portfolio) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    (Aggressive Equity Portfolio, Health Care Portfolio, High Yield Portfolio, Mid Cap Growth Portfolio and Mid Cap Value Portfolio) Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    (All portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by AXA Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Portfolio and Health Care Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate

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of interest. Reverse repurchase agreements are subject to each portfolio’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Portfolios’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and the portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All portfolios) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the portfolios an amount equal to any dividends or interest received on loaned securities. The portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program. While the securities are being loaned, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A portfolio will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a portfolio’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, Large Cap Value Portfolio and Mid Cap Growth Portfolio) A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. For a short sale against the box, the portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

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Short Term Investments.    (All portfolios) Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Small Company Securities.    (Aggressive Equity Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Technology Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    (Aggressive Equity Portfolio, Core Bond Portfolio and High Yield Portfolio) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio and Technology Portfolio) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. A portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the

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segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio’s borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio’s risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    (Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Technology Portfolio) The value of the Technology Portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Time Deposits and Variable Rate Notes.    (All portfolios) The portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the

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earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    (All portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

Warrants.    (All portfolios) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (All portfolios) Zero-coupon bonds are issued at a significant discount from their principal amount (“original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation” below. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

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The following risks apply to certain Underlying Portfolios that are eligible for investment by the Allocation Portfolios and are not series of the Trust.

Index Fund Risk.    An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a portfolio to engage in foreign currency transactions designed to protect the value of the portfolio’s interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Money Market Risk.    Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

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PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the portfolios’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website at http://www.axa.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business activities of each portfolio to the following service providers and other organizations: the Manager; the sub-advisers; the auditors; the custodian; the administrator; the transfer agent; counsel to the portfolios or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg, Reuters); broker-dealers who provide execution or research services to the portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President subject to the approval of the Manager’s Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the portfolios, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the portfolios. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the portfolios, including general supervision and review of the portfolios’ investment activities and their conformity with Delaware law and the stated policies of the portfolios. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (47)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, chairman and president of Enterprise Capital Management, Inc., co-chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	105	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (54)	Trustee	From November 2001 to present	President of Weichert Enterprise LLC, a private and public equity market investment firm; co-founder of Excelsior Ventures Management LLC, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	33	From 2002 to present, director of AccessIT Integrated Technologies, Inc.; from 2005 to present, director of Jones Apparel Group, Inc.

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Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (58)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	33	None
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (48)	Trustee	From November 2001 to present	Since April 2003, Managing Director of Blaylock Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to April 2003, a manager of fixed income portfolios for institutional clients.	33	None
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (58)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	33	None

*	Affiliated with the Portfolios’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
***	The registered investment companies in the fund complex include EQ Advisors Trust, AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust, The Enterprise Group of Funds, Inc. and the Trust.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent registered public accounting firm for professional services. In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held three (3) meetings during the fiscal year ended December 31, 2005.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is principally to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held three (3) meetings during the fiscal year ended December 31, 2005.

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The Trust has a Valuation Committee consisting of Kenneth T. Kozlowski, Kenneth B. Beitler, Andrew S. Novak and Brian Walsh and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $50,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $3,500 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $1,500 for each special Board meeting attended; (iii) $250 for each portfolio or Nominating and Compensation Committee meeting attended and (iv) $1,250 for each Audit Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended December 31, 2005*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees***
Steven M. Joenk**	$0	$0	$0	$0
Gerald C. Crotty	$44,500	$0	$0	$60,500
Barry Hamerling	$44,500	$0	$0	$60,500
Cynthia R. Plouché	$44,500	$0	$0	$60,500
Rayman L. Solomon	$44,500	$0	$0	$60,500

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Mr. Hamerling and Mr. Solomon have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2005, Mr. Hamerling and Mr. Solomon had accrued $266,298.40 and $33,653.54, respectively (including interest) as deferred compensation from the Trust and AXA Enterprise Multimanager Funds Trust for which they also serve as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act).

***	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 29 funds of 2 trusts in the fund complex.

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As of December 31, 2005, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the portfolios of the Trust or of portfolios overseen in the same family of investment companies, as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee in Family of Investment Companies:
Steven M. Joenk	$0	Over $100,000
Gerald C. Crotty	$0	$10,001-$50,000
Barry Hamerling	$0	Over $100,000
Cynthia R. Plouché	$0	Over $100,000
Rayman L. Solomon	$0	$10,001-$50,000

*	As of December 31, 2005

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (47)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (44)	Chief Financial Officer and Treasurer	Chief Financial Officer from December 2002 to present; Treasurer from November 2001 to present	From February 2001 to present, Vice President of AXA Financial, from July 2004 to present, a director of Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller, EQ Advisors Trust; from October 1999 to February 2001, Assistant Vice President of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Andrew S. Novak, Esq. 1290 Avenue of the Americas New York, New York 10104 (37)	Chief Compliance Officer	From September 2005 to present	From September 2005 to present, Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2003 to present, Vice President and Counsel of AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel of AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer of Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel of Mitchell Hutchins Asset Management.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (50)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; From July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.
Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York 10104 (47)	Vice President	From November 2001 to present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (44)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.
Patricia Maxey 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Assistant Secretary	From December 2005 to present	From October 2005 to present, Counsel of AXA Equitable; from February 2004 to August 2005, Chief Compliance Officer of Van Eck Global; from January 2001 to February 2004, Associate of Kirkpatrick & Lockhart Nicholson Graham, LLP
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President and Anti-Money Laundering (“AML”) Compliance Officer	From December 2005 to present	From August 2005 to present, Vice President, AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to July 2005, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President of AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer of AXA Financial and AXA Equitable.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (37)	Vice President and Assistant Treasurer	Vice President from December 2002 to present; Assistant Treasurer from November 2001 to present	From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator of AXA Financial and AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (31)	Assistant AML Compliance Officer	From December 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, AllianceBernstein L.P.; from January 1999 to April 2002, Business Analyst, AllianceBernstein LP.

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Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Financial; from October 1995 to August 2001, Senior Paralegal of the Dreyfus Corporation.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of 95% of the Trust’s shares as of March 24, 2006. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of March 24, 2006, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
Aggressive Allocation Portfolio— Class A	Weltchek TR DTD 1/8/1992 Peter Weltcheck, TTE East Hampton, NY	93,621.053	8.30%

Conservative Allocation Portfolio— Class A	E L Feinbert IRR TR DTD 02 23 93 Judith D. Feinberg Leonard Abess, Jr. TTE c/o City NTL B Miami, FL	18,013.991	7.07%

Conservative-Plus Allocation Portfolio—Class A	David W. Black MCG CDHC04 Littleton, Co	18,095.958	5.43%

Core Bond Portfolio—Class B	Bayer Corporation c/o KB Coli Unit-Bayer Corp. Karr Barth Associates Bala Cynwyd, PA	834,395.766	6.98%

International Equity Portfolio— Class B	Bayer Corporation c/o D. McGroarty Bala Cynwyd, PA	786,058.382	9.90%

Large Cap Core Equity Portfolio— Class A	Ronaldo Sampaio Ferreira Sao Paolo, Brazil	22,300.812	8.41%

Mid Cap Growth Portfolio—Class B	Bayer Corporation c/o KB Coli Unit-Bayer Corp. Karr Barth Associates Bala Cynwyd, PA	620,803.281	5.71%

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Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

Mid Cap Value Portfolio—Class B	Bayer Corporation c/o KB Coli Unit-Bayer Corp. Karr Barth Associates Bala Cynwyd, PA	616,121.080	5.36%

To the Trust’s knowledge, as of March 16, 2006, the following Allocation Portfolios owned shares in portfolios entitling such Allocation Portfolios of the Trust to give voting instructions regarding more than 5% of the outstanding shares of the following portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Portfolio
Aggressive Portfolio	International Equity Portfolio—Class A	6,368,575.426	9.35%

Moderate Portfolio	Large Cap Core Equity Portfolio—Class A	13,193,194.411	25.86%
	Aggressive Equity Portfolio—Class A	9,565,591.343	11.05%
	Large Cap Value Portfolio—Class A	19,750,630.443	22.04%
	Mid Cap Growth Portfolio—Class A	17,829,075.309	22.80%
	Mid Cap Value Portfolio—Class A	23,095,684.930	28.15%
	Core Bond Portfolio—Class A	70,061,425.546	33.34%
	High Yield Portfolio—Class A	63,586,065.261	19.70%

Moderate-Plus Portfolio	Large Cap Core Equity Portfolio—Class A	12,926,453.470	25.34%
	Aggressive Equity Portfolio—Class A	6,517,477.798	7.53%
	Large Cap Value Portfolio—Class A	14,270,612.715	15.92%
	Mid Cap Value Portfolio—Class A	4,720,458.940	5.75%
	Core Bond Portfolio—Class A	36,586,445.359	17.41%

As of March 24, 2006, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through FMG, currently serves as the investment manager for each portfolio. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the portfolios (each, a “Management Agreement” and together the “Management Agreements”).

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The Management Agreement for the portfolios (other than the Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to oversee the third-party service providers.

The continuance of each Management Agreement, with respect to each portfolio, after the first two years, must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the relevant Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each portfolio pays a fee to the Manager for the investment management and advisory services the Manager provides that portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to certain portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through April 30, 2007 (unless the Board of Trustees consents to an earlier revision or termination of these arrangements) to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions as set forth in the Prospectuses) of the portfolio are limited to the extent described in the Prospectuses. The management fees for each portfolio are set forth below.

(as a percentage of average daily net assets)

Portfolio	Management Fee
Conservative Portfolio	0.10%
Conservative-Plus Portfolio	0.10%
Moderate Portfolio	0.10%
Moderate-Plus Portfolio	0.10%
Aggressive Portfolio	0.10%

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(as a percentage of average daily net assets)

Portfolio	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Aggressive Equity Portfolio	0.650%	0.600%	0.575%	0.550%	0.525%
Health Care Portfolio	1.200	1.150	1.125	1.100	1.075
International Equity Portfolio	1.050	1.000	0.975	0.950	0.925
Large Cap Core Equity Portfolio	0.900	0.850	0.825	0.800	0.775
Large Cap Growth Portfolio	0.900	0.850	0.825	0.800	0.775
Large Cap Value Portfolio	0.900	0.850	0.825	0.800	0.775
Mid Cap Growth Portfolio	1.100	1.050	1.025	1.000	0.975
Mid Cap Value Portfolio	1.100	1.050	1.025	1.000	0.975
Technology Portfolio	1.200	1.150	1.125	1.100	1.075

	First $1.5 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Core Bond Portfolio	0.600%	0.575%	0.550%	0.525%	0.500%

	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
High Yield Portfolio	0.600%	0.575%	0.550%	0.530%	0.520%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The table below shows the fees paid by each portfolio to the Manager during the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Manager did not receive any reimbursement for the 16 portfolios comprising the Trust.

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FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio**	$11,378,789	$11,378,789	$0
Core Bond Portfolio	$4,104,939	$2,992,048	$1,112,891
Health Care Portfolio	$1,220,576	$1,133,454	$87,122
High Yield Portfolio**	$5,932,640	$5,932,640	$0
International Equity Portfolio	$967,597	$738,822	$228,775
Large Cap Core Equity Portfolio	$810,359	$523,793	$288,566
Large Cap Growth Portfolio	$1,415,437	$1,059,226	$356,211
Large Cap Value Portfolio	$1,418,234	$1,057,575	$360,659
Mid Cap Growth Portfolio	$2,995,187	$2,722,777	$272,410
Mid Cap Value Portfolio	$4,077,168	$3,849,368	$227,800
Technology Portfolio	$699,933	$450,182	$249,751
Conservative Portfolio*	$414	$0	$37,420
Conservative-Plus Portfolio*	$940	$0	$38,850
Moderate Portfolio**	$14,263,019	$11,182,232	$3,080,787
Moderate-Plus Portfolio*	$2,417	$0	$42,615
Aggressive Portfolio*	$641	$0	$37,956

*	No fees were paid by Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.

**	Prior to their commencement of operations on August 15, 2003, reflects fees paid to Manager with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$14,977,256	$14,977,256	$0
Core Bond Portfolio	$8,335,577	$6,974,833	$1,360,744
Health Care Portfolio	$2,787,894	$2,787,894	$0
High Yield Portfolio	$10,158,326	$10,158,326	$0
International Equity Portfolio	$3,583,313	$3,583,313	$0
Large Cap Core Equity Portfolio	$1,439,971	$1,245,508	$194,463
Large Cap Growth Portfolio	$2,755,027	$2,570,128	$184,899
Large Cap Value Portfolio	$2,942,131	$2,763,544	$178,587
Mid Cap Growth Portfolio	$7,561,298	$7,561,298	$0
Mid Cap Value Portfolio	$11,603,597	$11,603,597	$0
Technology Portfolio	$4,147,183	$4,147,183	$0
Conservative Portfolio	$51,234	$0	$51,234
Conservative-Plus Portfolio	$96,103	$0	$96,103
Moderate Portfolio	$4,802,828	$0	$4,802,828
Moderate-Plus Portfolio	$393,581	$0	$393,581
Aggressive Portfolio	$107,709	$0	$107,709

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FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$15,781,515	$15,781,515	$0
Core Bond Portfolio	$11,585,586	$10,035,938	$1,549,648
Health Care Portfolio	$3,608,101	$3,608,101	$0
High Yield Portfolio	$11,389,157	$11,389,157	$0
International Equity Portfolio	$7,487,806	$7,487,806	$0
Large Cap Core Equity Portfolio	$2,216,192	$2,079,974	$136,218
Large Cap Growth Portfolio	$3,226,940	$3,133,020	$93,920
Large Cap Value Portfolio	$4,636,339	$4,566,754	$69,585
Mid Cap Growth Portfolio	$8,889,209	$8,889,209	$0
Mid Cap Value Portfolio	$13,385,277	$13,385,277	$0
Technology Portfolio	$5,760,594	$5,760,594	$0
Conservative Portfolio	$176,887	$0	$390,859
Conservative-Plus Portfolio	$342,009	$0	$661,740
Moderate Portfolio	$5,915,298	$0	$9,769,041
Moderate-Plus Portfolio	$1,875,395	$0	$3,142,220
Aggressive Portfolio	$399,377	$0	$756,958

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each portfolio (except the Allocation Portfolios) described in this SAI with the investment sub-advisers identified in the Prospectus (each a “Sub-adviser,” and together the “Sub-advisers”). The Sub-advisory Agreements obligate the sub-advisers to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

As discussed in the Prospectus, a discussion of the basis of the decision by the Trust’s Board of Trustees to approve the Advisory Agreements with the Sub-advisers for certain Portfolios is available in the Trust’s Annual or Semi-Annual Report to Shareholders. The following is a discussion of the basis of the decision by the Trust’s Board of Trustees to approve the Subadvisory Agreement with J.P. Morgan Investment Management Inc. with respect to the International Equity Portfolio.

The Board considered and approved the Subadvisory Agreements for the portfolios with the Sub-advisers based on a review of the factors it deemed relevant with respect to each Sub-adviser, including: (1) the nature, quality, and extent of the services to be provided to the portfolio by the Sub-adviser and the level of fees and profitability of the Sub-adviser in connection therewith; (2) the Sub-adviser’s management style; (3) the Sub-adviser’s performance record as well as the performance of each portfolio; (4) the qualifications and experience of the persons responsible for the day-to-day management of the portfolio; (5) the Sub-adviser’s current and proposed level of staffing and its overall resources; and (6) “fall-out” benefits to the Sub-adviser and its affiliates (i.e., ancillary benefits that may be realized by the Sub-adviser or its affiliates from its relationship with the Trust). In addition, the Board reviewed and analyzed information and reports relating to these factors and their approval of the Subadvisory Agreements, including reports prepared by the sub-advisers, materials provided by portfolio counsel and information provided by independent third-parties.

The Board, in examining the nature, quality and extent of the services to be provided by the Sub-advisers to the portfolios, reviewed the experience of each Sub-adviser in serving as a sub-adviser to comparable

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portfolios. The Board also noted the extensive responsibilities that each Sub-adviser has as a sub-adviser to the portfolios, including the responsibility (1) to make investment decisions on behalf of its portfolio, (2) to place all orders for the purchase and sale of investments for its portfolio with brokers or dealers selected by AXA Equitable and/or the Sub-adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-adviser’s portfolio managers with responsibility for the portfolio and concluded that each portfolio benefits from the quality and experience of the sub-adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the portfolios were likely to benefit from the nature and quality of these services, as well as each Sub-adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Sub-adviser and each portfolio in comparison to a peer group and an appropriate benchmark index, the expertise and performance of the sub-adviser’s personnel, and compliance with each predecessor portfolio’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-adviser’s historical performance record compared reasonably to its peer group and/or benchmark.

The Board considered the fees payable under each Subadvisory Agreement. In this connection, the Board evaluated each Sub-adviser’s anticipated costs and profitability (to the extent practicable) in serving as a sub-adviser to the portfolios, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to each Sub-adviser in light of fees paid to other sub-advisers by comparable portfolios and the method of computing the Sub-adviser’s fee. The Board noted that, where applicable, the advisory fees reflect breakpoints which adjust the fees downward as the size of the portfolios increase. After comparing the fees with those of comparable portfolios and in light of the quality and extent of services to be provided, and the anticipated costs to be incurred, by each Sub-adviser, the Board concluded that the level of the fee paid to each Sub-adviser with respect to its portfolios is fair and reasonable.

The Board also noted that each Sub-adviser, through its relationship as a sub-adviser to a portfolio, may engage in soft dollar transactions. In this connection, the Board noted that while each Sub-adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Sub-advisers to the portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the portfolios. The Board noted, however, that all Sub-advisers must select brokers who meet the Trust’s requirements for best execution. The Board concluded that the benefits accruing to each Sub-adviser and its affiliates by virtue of the Sub-adviser’s relationship to the portfolio are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Sub-adviser, the Board determined approval of each Subadvisory Agreement with respect to the relevant portfolio was in the best interests of that portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Subadvisory Agreement.

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For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Manager paid the following fees to the Sub-adviser(s) with respect to the portfolios listed below pursuant to the Subadvisory Agreements:

FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio*	$5,318,940
Core Bond Portfolio	$1,625,739
Health Care Portfolio	$660,237
High Yield Portfolio*	$2,537,581
International Equity Portfolio	$447,777
Large Cap Core Equity Portfolio	$352,787
Large Cap Growth Portfolio	$619,279
Large Cap Value Portfolio	$620,445
Mid Cap Growth Portfolio	$1,471,465
Mid Cap Value Portfolio	$1,927,276
Moderate Portfolio*	$5,699,850
Technology Portfolio	$380,428

*	Prior to its commencement of operations on August 15, 2003, reflects fees paid by the Manager to the Sub-advisers with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$7,148,560
Core Bond Portfolio	$2,972,394
Health Care Portfolio	$1,467,121
High Yield Portfolio	$4,349,581
International Equity Portfolio	$1,593,768
Large Cap Core Equity Portfolio	$617,981
Large Cap Growth Portfolio	$1,179,372
Large Cap Value Portfolio	$1,241,054
Mid Cap Growth Portfolio	$3,626,535
Mid Cap Value Portfolio	$5,204,323
Technology Portfolio	$2,023,256

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$8,062,480
Core Bond Portfolio	$3,942,089
Health Care Portfolio	$1,868,324
High Yield Portfolio	$5,639,111
International Equity Portfolio	$3,300,632
Large Cap Core Equity Portfolio	$949,569
Large Cap Growth Portfolio	$1,338,963
Large Cap Value Portfolio	$1,898,973
Mid Cap Growth Portfolio	$4,161,696
Mid Cap Value Portfolio	$5,971,093
Technology Portfolio	$2,910,484

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The Manager recommends sub-advisers for each portfolio listed above (other than the Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios (other than the Allocation Portfolios) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the sub advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The Trust, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the portfolio for which the Sub-adviser serves as a sub-adviser.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets plus $35,000 per portfolio and an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, AXA

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Equitable has contracted with J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the Trust, with respect to each portfolio, paid the following fees for administrative services:

FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Administration Fee
Aggressive Equity Portfolio**	$1,748,758
Core Bond Portfolio	$1,150,128
Health Care Portfolio	$295,508
High Yield Portfolio**	$1,065,933
International Equity Portfolio	$280,695
Large Cap Core Equity Portfolio	$277,593
Large Cap Growth Portfolio	$379,696
Large Cap Value Portfolio	$381,588
Mid Cap Growth Portfolio	$552,396
Mid Cap Value Portfolio	$701,321
Technology Portfolio	$228,223
Conservative Portfolio*	$16,291
Conservative-Plus Portfolio*	$17,081
Moderate Portfolio**	$3,245,983
Moderate-Plus Portfolio*	$19,296
Aggressive Portfolio*	$16,633

*	No fees for administrative services were paid by the Trust with respect to Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.
**	Prior to their commencement of operations on August 15, 2003, reflects fees paid for administrative services with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Administration Fee
Aggressive Equity Portfolio	$3,848,980
Core Bond Portfolio	$2,225,644
Health Care Portfolio	$493,416
High Yield Portfolio	$2,738,820
International Equity Portfolio	$658,183
Large Cap Core Equity Portfolio	$383,819
Large Cap Growth Portfolio	$606,495
Large Cap Value Portfolio	$636,909
Mid Cap Growth Portfolio	$1,187,463
Mid Cap Value Portfolio	$1,749,833
Technology Portfolio	$664,593
Conservative Portfolio	$111,040
Conservative-Plus Portfolio	$178,538
Moderate Portfolio	$7,265,865
Moderate-Plus Portfolio	$626,131
Aggressive Portfolio	$195,991

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FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Administration Fee
Aggressive Equity Portfolio	$4,061,886
Core Bond Portfolio	$3,055,870
Health Care Portfolio	$594,500
High Yield Portfolio	$3,093,253
International Equity Portfolio	$1,217,476
Large Cap Core Equity Portfolio	$511,367
Large Cap Growth Portfolio	$681,977
Large Cap Value Portfolio	$918,179
Mid Cap Growth Portfolio	$1,362,681
Mid Cap Value Portfolio	$1,999,543
Technology Portfolio	$867,075
Conservative Portfolio	$302,178
Conservative-Plus Portfolio	$551,296
Moderate Portfolio	$8,970,632
Moderate-Plus Portfolio	$2,860,984
Aggressive Portfolio	$637,221

The Co-distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Co-distributors”) in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust’s shares. AXA Advisors and AXA Distributors are each an indirect wholly owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A and Class B shares of the portfolios (“Distribution Agreements”) were re-approved by the Board of Trustees at a Board meeting held on July 21, 2005. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” of any such party (as defined in the 1940 Act) of the Trust or a portfolio and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the portfolios (“Plan”). Under the Plan each portfolio is authorized, on behalf of the Class B shares to pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the portfolios pay no service or distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the Plan, including: (i) the nature and causes of the circumstances which make the Plan necessary and appropriate; (ii) the way in which the Plan addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Plan to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby

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encouraging current Contract holders to make additional investments in the portfolios and attracting new investors and assets to the portfolios to the benefit of the portfolios and their respective Contract holders, (2) facilitate distribution of the portfolios’ shares and (3) maintain the competitive position of the portfolios in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, who have no direct or indirect financial interest in the operation of the Plan or Distribution Agreements, unanimously determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Trust and the shareholders of the portfolios and, as such, the Trustees, including the Independent Trustees, approved the plan and its continuance.

Pursuant to the Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the portfolios, including the performance of the portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

AXA Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services. The Distributors also may receive payments from the Advisers of the Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the contracts and/or the Advisers’ respective Portfolios.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

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The Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Plan or any 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreements must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

The table below shows the amounts paid by each portfolio to the Co-distributors pursuant to the Distribution Plan for the fiscal year ended December 31, 2005. For this period, the Co-distributors’ actual expenditures exceeded the amounts received from the portfolios.

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Aggressive Equity Portfolio	$356,105	$266,783	$622,888
Core Bond Portfolio	$826,984	$1,181,644	$2,008,629
Health Care Portfolio	$298,192	$422,064	$720,256
High Yield Portfolio	$737,508	$1,857,138	$2,594,646
International Equity Portfolio	$439,848	$499,803	$939,651
Large Cap Core Equity Portfolio	$172,344	$267,908	$440,252
Large Cap Growth Portfolio	$285,015	$574,974	$859,990
Large Cap Value Portfolio	$317,238	$854,712	$1,171,950
Mid Cap Growth Portfolio	$504,196	$656,108	$1,160,304
Mid Cap Value Portfolio	$613,337	$628,812	$1,242,148
Technology Portfolio	$698,548	$442,412	$1,140,960
Conservative Portfolio	$435,789	$3	$435,792
Conservative-Plus Portfolio	$849,356	$6	$849,362
Moderate Portfolio	$2,092,812	$5,058,812	$7,151,624
Moderate-Plus Portfolio	$4,628,012	$5	$4,628,017
Aggressive Portfolio	$967,692	$3	$967,695

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the

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portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers will be used for execution of each portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, confidentiality, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may

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benefit the portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the portfolios.

For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, each portfolio paid the amount indicated in brokerage commissions:

FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio**	$7,055,777
Core Bond Portfolio	$66,125
Health Care Portfolio	$402,067
High Yield Portfolio**	$22,030
International Equity Portfolio	$380,663
Large Cap Core Equity Portfolio	$204,590
Large Cap Growth Portfolio	$297,460
Large Cap Value Portfolio	$700,170
Mid Cap Growth Portfolio	$1,969,898
Mid Cap Value Portfolio	$1,712,369
Technology Portfolio	$536,358
Conservative Portfolio*	$0
Conservative-Plus Portfolio*	$0
Moderate Portfolio**	$4,225,582
Moderate-Plus Portfolio*	$0
Aggressive Portfolio*	$0

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	No fees were paid for brokerage commissions by Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios prior to their commencement of operations on August 15, 2003.

**	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$8,825,146
Core Bond Portfolio	$67,406
Health Care Portfolio	$791,656
High Yield Portfolio	$45,368
International Equity Portfolio	$1,213,229
Large Cap Core Equity Portfolio	$205,630
Large Cap Growth Portfolio	$419,295
Large Cap Value Portfolio	$787,257
Mid Cap Growth Portfolio	$1,865,649
Mid Cap Value Portfolio	$2,502,058
Technology Portfolio	$1,710,830
Conservative Portfolio	$0
Conservative-Plus Portfolio	$0
Moderate Portfolio	$0
Moderate-Plus Portfolio	$0
Aggressive Portfolio	$0

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

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FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$6,281,296
Core Bond Portfolio	$97,608
Health Care Portfolio	$812,995
High Yield Portfolio	$116,265
International Equity Portfolio	$1,477,509
Large Cap Core Equity Portfolio	$360,109
Large Cap Growth Portfolio	$301,797
Large Cap Value Portfolio	$1,009,741
Mid Cap Growth Portfolio	$1,915,474
Mid Cap Value Portfolio	$2,291,578
Technology Portfolio	$1,966,061
Conservative Portfolio	$0
Conservative-Plus Portfolio	$0
Moderate Portfolio	$0
Moderate-Plus Portfolio	$0
Aggressive Portfolio	$0

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same portfolio. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

For the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005, the following portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or Co-distributors or affiliates of the Sub-advisers to each portfolio.

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FISCAL YEAR ENDED DECEMBER 31, 2003

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Aggressive Equity Portfolio*	Bernstein	$24,086	0.34%	0.54%

Health Care Portfolio	Bernstein	$25	0.01%	0.00%

International Equity Portfolio	Bernstein	$1,864	0.49%	0.29%

Large Cap Core Equity Portfolio	Bernstein	$28,196	13.78%	10.44%

Large Cap Growth Portfolio	Bernstein	$1,072	0.36%	0.33%

Large Cap Value Portfolio	Bernstein	$10,763	1.54%	1.53%

Mid Cap Growth Portfolio	Bernstein	$520	0.03%	0.03%

Mid Cap Value Portfolio	Bernstein	$2,395	0.14%	0.14%

Moderate Portfolio*	Bernstein	$206,548	4.89%	1.86%

	Merrill Lynch & Co., Inc.	$25,725	0.61%	0.16%

Technology Portfolio	Bernstein	$4,589	0.86%	0.87%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	Prior to their commencement of operations on August 15, 2003, reflects fees paid by the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2004

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Aggressive Equity Portfolio	Bernstein	$23,576	0.27%	0.35%

	Advest Inc.*	$696	0.01%	0.00%

Health Care Portfolio	Bernstein	$1,135	0.01%	0.09%

International Equity Portfolio	Bernstein	$125	0.02%	0.01%

Large Cap Core Equity Portfolio	Bernstein	$26,687	12.98%	9.35%

Large Cap Growth Portfolio	Bernstein	$6,355	1.52%	0.86%

Large Cap Value Portfolio	Bernstein	$14,991	1.90%	1.81%

Mid Cap Growth Portfolio	Bernstein	$16,692	0.89%	0.35%

Mid Cap Value Portfolio	Bernstein	$5,277	0.21%	0.24%

	Advest Inc.*	$6,434	0.26%	0.14%

	SG Cowen	$395	0.02%	0.02%

Technology Portfolio	Bernstein	$3,401	5.05%	0.06%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	As of July 8, 2004, Advest, Inc. became an affiliate of the Manager as a result of the acquisition of The MONY Group, Inc. by AXA Financial. However, as of December 2, 2005, Advest, Inc. is no longer an affiliate of the Manager.

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FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Aggressive Equity Portfolio	Legg Mason Wood-Walker	$3,876	0.06%	0.02%

	Bernstein	$78,358	1.25%	0.36%

	Bank of America	$644	0.01%	0.00%

Health Care Portfolio	Bernstein	$46	0.01%	0.00%

Large Cap Core Equity Portfolio	Bernstein	$27,876	7.74%	0.99%

Large Cap Value Portfolio	Bernstein	$38,034	3.77%	1.09%

Mid Cap Growth Portfolio	Bernstein	$553	0.03%	0.01%

Mid Cap Value Portfolio	Bernstein	$2,082	0.09%	0.09%

Technology Portfolio	Bernstein	$1,825	0.09%	0.09%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2005, the portfolios directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the portfolios paid the brokerage commissions indicated:

Portfolio	Amount of Portfolio Transactions	Related Brokerage Commissions Paid
Aggressive Equity Portfolio	$1,085,200,165.08	$1,364,406.85
Health Care Portfolio	$365,058,203.00	$572,162.00
International Equity Portfolio	$125,848,940.07	$91,745.94
Large Cap Core Equity Portfolio	$3,780,999.00	$5,595.00
Large Cap Growth Portfolio	$110,257,735.46	$112,995.00
Large Cap Value Portfolio	$234,697,602.51	$240,848.64
Mid Cap Growth Portfolio	$517,564,425.53	$690,048.08
Mid Cap Value Portfolio	$767,328,375.12	$871,263.56
Technology Portfolio	$691,130,912.00	$1,112,028.00

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Investments in Regular Broker-Dealers

As of December 31, 2005, the portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Aggressive Equity Portfolio	Goldman Sachs & Co.	E	$48,649
	Citigroup	E	$27,526
	Morgan Stanley & Co.	E	$10,903
	JPMorgan Chase & Co.	D	$10,936
	UBS AG	E	$21,871
	Lehman Brothers	D	$1,075
	Citigroup	D	$7,682
	Morgan Stanley & Co.	D	$4,609
	HSBC	D	$24,514

Core Bond Portfolio	Merrill Lynch Pierce Fenner and Smith	D	$659
	Goldman Sachs & Co.	D	$10,038
	Citigroup	D	$33,491
	Credit Suisse First Boston	D	$13,148
	Morgan Stanley & Co.	D	$9,348
	Bank of New York	D	$1,175
	JPMorgan Chase & Co.	D	$104,161
	HSBC	D	$15,212
	UBS AG	D	$30,789
	Bank of America	D	$6,500

Healthcare Portfolio	JPMorgan Chase & Co.	D	$15,929
	Citigroup	D	$983
	HSBC	D	$3,138
	Lehman Brothers	D	$138
	Morgan Stanley & Co.	D	$590

High Yield Portfolio	JPMorgan Chase & Co.	D	$61,141
	UBS AG	D	$6,953

International Equity Portfolio	JPMorgan Chase & Co.	D	$7,409
	UBS AG	E	$15,004
	HSBC Holdings Plc	E	$7,733
	Citigroup	D	$2,009
	HSBC	D	$6,412
	Lehman Brothers	D	$281
	Morgan Stanley & Co.	D	$1,206
	Barclays Plc	E	$9,286
	Credit Suisse First Boston	E	$5,190

Large Cap Core Equity Portfolio	Merrill Lynch Pierce Fenner and Smith	E	$1,619
	Goldman Sachs & Co.	E	$6,384
	Citigroup	E	$6,273
	Lehman Brothers	E	$657
	Morgan Stanley & Co.	E	$3,454
	Bank of New York	E	$5,145
	JPMorgan Chase & Co.	E	$1,957
	JPMorgan Chase & Co.	D	$29,939
	Citigroup	D	$872

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Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
	HSBC	D	$2,783
	Lehman Brothers	D	$122
	Morgan Stanley & Co.	D	$523

Large Cap Growth Portfolio	Merrill Lynch Pierce Fenner and Smith	E	$3,156
	Goldman Sachs & Co.	E	$5,454
	Citigroup	E	$3,970
	JPMorgan Chase & Co.	E	$1,396
	JPMorgan Chase & Co.	D	$7,573
	Citigroup	D	$582
	Credit Suisse First Boston	D	$8,602
	HSBC	D	$1,859
	Lehman Brothers	D	$82
	Morgan Stanley & Co.	D	$349

Large Cap Value Portfolio	Merrill Lynch Pierce Fenner and Smith	E	$5,445
	Goldman Sachs & Co.	E	$10,468
	Citigroup	E	$22,079
	Lehman Brothers	E	$2,155
	JPMorgan Chase & Co.	E	$21,421
	JPMorgan Chase & Co.	D	$16,390
	UBS AG	E	$2,653
	Citigroup	D	$1,000
	HSBC	D	$3,191
	Lehman Brothers	D	$140
	Morgan Stanley & Co.	D	$600

Mid Cap Growth Portfolio	JPMorgan Chase & Co.	D	$12,117
	Citigroup	D	$4,301
	HSBC	D	$13,725
	Lehman Brothers	D	$602
	Morgan Stanley & Co.	D	$2,581

Mid Cap Value Portfolio	JPMorgan Chase & Co.	D	$16,590
	Citigroup	D	$4,248
	HSBC	D	$13,558
	Lehman Brothers	D	$595
	Morgan Stanley & Co.	D	$2,549

Technology Portfolio	JPMorgan Chase & Co.	D	$18,528
	Citigroup	D	$1,178
	HSBC	D	$3,760
	Lehman Brothers	D	$165
	Morgan Stanley & Co.	D	$707

Conservative-Plus Portfolio	JPMorgan Chase & Co.	D	$910

Moderate Portfolio	JPMorgan Chase & Co.	D	$5,337

Moderate-Plus Portfolio	JPMorgan Chase & Co.	D	$6,821

Aggressive Portfolio	JPMorgan Chase & Co.	D	$1,598

†	D = Debt, E = Equity

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PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each portfolio to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each portfolio, except the Allocation Portfolios, to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised portfolios, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the portfolio’s securities are included in Appendix C to this SAI. With regard to the Allocation Portfolios, to the extent a proxy proposal is presented with respect to an Underlying Portfolio, whether or not the proposal would present an issue as to which AXA Equitable could be deemed to have a conflict of interest, AXA Equitable will vote shares held by an Allocation Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s other shareholders have voted. Information regarding how the portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators” and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each portfolio’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

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Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no such price, at a bid price estimated by a broker.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of the Underlying Portfolios held by the Allocation Portfolios, as well as shares of open-end mutual funds held by a portfolio, will be valued at the net asset value of the shares of such funds as described in their prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees.

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Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset-value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each portfolio will continue to qualify each taxable year to be treated as, a regulated investment company under Subchapter M of the Code (“RIC”). By doing so, the portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each portfolio, these requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) as a result of the American Jobs Creation Act of 2004, net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an

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amount that does not exceed 5% of the value of the portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

If a portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the portfolio’s earnings and profits, including distributions of net capital gain would be taxable to its shareholders as dividends (i.e., ordinary income) (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%)); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of the Code requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each portfolio intends to do, then such a separate account will be able to “look through” that portfolio, and in effect treat its assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio in which a portfolio invests also satisfies those share requirements, which the Trust understands each Underlying Portfolio intends to do, the separate account investing in that portfolio will effectively treat the Underlying Portfolio’s assets as its own for those purposes.

Because the Trust is used to fund Contracts, each portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L of the Code on insurance company separate accounts or those Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein — and, as described above, of each portfolio and Underlying Portfolio — that may be invested in securities of a single issuer. Specifically, for a portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

A number of technical rules govern the computation of investment company taxable income and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

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A portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance of such portfolio.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement, even if the QEF does not distribute those earnings and gain to the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the portfolio included in income for prior taxable years under the election. A portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A portfolio may invest in certain futures and “nonequity” options (i.e. certain listed options, such as those on a “broad-based” securities index) — and certain foreign currency options and forward contracts with respect to which it makes a particular election — that will be subject to Section 1256 of the Code “Section 1256 contracts.” Any Section 1256 contracts a portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a portfolio must distribute to satisfy the Distribution Requirement (i.e. with respect to the portion treated as short-term capital gain) and to increase the net capital gain a portfolio recognizes, without in either case increasing the cash available to the portfolio. A portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

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Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a portfolio’s section 988 losses exceed its other investment company taxable income during a taxable year, a portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

When a covered call option written (sold) by a portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If a portfolio has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a portfolio’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

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A portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the portfolio receives no corresponding payment on them during the year. Similarly, a portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the portfolios.

Classes of Shares.    Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

Voting Rights.    Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received.

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Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust.

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2005, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 10, 2006 (File No. 811-10509), are incorporated by reference and made a part of this document.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

AXA PREMIER VIP TRUST

Information as of December 31, 2005

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Catherine Wood	5	$5.54 Billion	30	$8.88 Billion	52	$1.42 Billion	0	N/A	0	N/A	0	N/A
LEGG MASON CAPITAL MANAGEMENT, INC.
Robert G. Hagstrom, Jr.	3	$1.2 Billion	2	$133 Million	62	$1.65 Billion	0	N/A	0	N/A	1	$614 Million
MARSICO CAPITAL MANAGEMENT, LLC
Thomas F. Marsico	14	$4.8 Billion	0	N/A	5	$334.3 Million	0	N/A	0	N/A	0	N/A
MFS INVESTMENT MANAGEMENT
David Sette-Ducati	11	$9.8 Billion	1	$512 Million	3	$5.2 Million	0	N/A	0	N/A	0	N/A
Eric B. Fischman	7	$8.1 Billion	1	$187 Million	1	$5.5 Million	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of

Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Catherine Wood	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

LEGG MASON CAPITAL MANAGEMENT, INC.

Conflicts of Interest

The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. The potential for a conflict may be increased because the Portfolio Manager manages one account with a performance fee; however, the investment manager maintains written policies and procedures to address these potential conflicts of interests and ensure that accounts are treated equitably.

In the opinion of the investment manager for the Fund, the Portfolio Manager’s simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

Structure of Compensation

The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the Portfolio Manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the Portfolio Manager’s performance over various other time periods, the total value of the assets managed by the Portfolio Manager, the Portfolio Manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the Portfolio Manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the Portfolio Manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the Portfolio Manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the Portfolio Manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Robert G. Hagstrom, Jr.	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

Portfolio managers at Marsico Capital Management, LLC (“MCM”) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP Aggressive Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices (such as the Russell 3000 Growth Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
David Sette-Ducati	X
Eric B Fischman	X

AXA PREMIER VIP CORE BOND PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the portfolio manager and the total assets in the
accounts managed within each category as of
	December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
BLACKROCK ADVISORS, INC.
Scott M. Amero	28	$17.8 Billion	48	$15.4 Billion	410	$118.3 Billion	0	N/A	4	$3.5 Billion	21	$6.3 Billion
Keith T. Anderson	23	$15.4 Billion	40	$14.2 Billion	392	$112.4 Billion	0	N/A	4	$3.5 Billion	20	$6.1 Billion
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Paul A. McCulley	9	$8.39 Billion	15	$1.14 Billion	41	$6.60 Billion	0	N/A	0	N/A	3	$2.27 Billion

BLACKROCK ADVISORS, INC.

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Messrs. Anderson and Amero currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson and Amero assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Anderson and Amero have received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson and Amero was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson and Amero, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards — While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Anderson and Amero have been granted stock options in prior years and participate in BlackRock’s restricted stock program.

Incentive Savings Plans — The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Fund(s) Managed	Benchmarks Applicable to Each Manager
Keith Anderson	AXA Premier VIP Core Bond Portfolio	Lehman Brothers Aggregate Bond Index
Scott Amero	AXA Premier VIP Core Bond Portfolio	Lehman Brothers Aggregate Bond Index

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Scott M. Amero	X
Keith T. Anderson	X

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Paul A. McCulley	X

AXA PREMIER VIP HEALTH CARE PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
A I M CAPITAL MANAGEMENT, INC.
Derek M. Taner	4	$2.0 Billion	4	$3.49 Million	0	N/A	1	$147.2 Million	0	N/A	0	N/A
RCM CAPITAL MANAGEMENT LLC
Michael Dauchot	5	$176.3 Million	0	N/A	2	$1 Million	0	N/A	0	N/A	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
Robert L. Deresiewicz	4	$115.0 Million	13	$67.3 Million	87	$326.8 Million	0	N/A	0	N/A	5	$128.3 Million
Ann C. Gallo	5	$181.2 Million	28	$282.3 Million	171	$1.4 Billion	0	N/A	0	N/A	20	$424.0 Million
Jean M. Hynes	5	$538.6 Million	29	$649.0 Million	190	$3.6 Billion	0	N/A	0	N/A	21	$1.06 Billion
Kirk J. Mayer	5	$71.3 Million	31	$121.1 Million	181	$541.0 Million	0	N/A	0	N/A	21	$138.1 Million
Joseph H. Schwartz	4	$192.6 Million	28	$244.4 Million	161	$1.1 Billion	0	N/A	0	N/A	19	$335.1 Million

AIM CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts are presented with the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, AIM or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•	Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•	Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•	Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•	Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Derek M. Taner	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Michael Dauchot	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Ms. Hynes also manages hedge funds which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional’s experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s Business Manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Health Care Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. The following Investment Professionals are partners of the firm: Ann Gallo, Jean Hynes and Joseph Schwarz.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Robert L. Deresiewicz	X
Ann C. Gallo	X
Jean M. Hynes	X
Kirk J. Mayer	X
Joseph H. Schwartz	X

AXA PREMIER VIP HIGH YIELD PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
Raymond G. Kennedy	8	$13.4 Billion	6	$2.2 Billion	15	$2.8 Billion	0	N/A	0	N/A	0	N/A
POST ADVISORY GROUP, LLC
Larry Post	5	$509 Million	10	$1.4 Billion	55	$6.2 Billion	0	N/A	9	$1.2 Billion	16	$1.2 Billion
Allan Schweitzer	5	$509 Million	10	$1.4 Billion	55	$6.2 Billion	0	N/A	9	$1.2 Billion	16	$1.2 Billion

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Raymond G. Kennedy	X

POST ADVISORY GROUP, LLC

Information to be provided

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Larry Post	X
Allan Schweitzer	X

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Henry S. D’Auria	7	$829.9 Million	4	$2.33 Billion	86	$12.90 Billion	0	N/A	1	$250.8 Million	2	$1.06 Billion
Sharon Fay	7	$829.9 Million	4	$2.33 Billion	86	$12.90 Billion	0	N/A	1	$250.8 Million	2	$1.06 Billion
Giulio Martini	7	$829.9 Million	4	$2.33 Billion	86	$12.90 Billion	0	N/A	1	$250.8 Million	2	$1.06 Billion
Kevin F. Simms	7	$829.9 Million	4	$2.33 Billion	86	$12.90 Billion	0	N/A	1	$250.8 Million	2	$1.06 Billion
J.P. MORGAN INVESTMENT MANAGEMENT INC.*
James Fisher	8	$6.51 Billion	10	$5.71 Billion	39	$9.37 Billion	0	N/A	0	N/A	7	$1.47 Billion
Howard Williams	6	$5.82 Billion	1	$1.35 Billion	2	$112 Million	0	N/A	0	N/A	0	N/A
MARSICO CAPITAL MANAGEMENT, LLC
James G. Gendelman	14	$4.8 Billion	0	N/A	5	$334.3 Million	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Henry S. D’Auria	X
Sharon Fay	X
Giulio Martini	X
Kevin F. Simms	X

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Description of any material conflicts

The chart above shows the number, type and market value as of 12/31/05 of the accounts other than the Fund that are managed by the Fund’s portfolio manager. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis.

Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

Compensation

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

Portfolio managers at Marsico Capital Management, LLC (“MCM”) typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP International Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

MCM’s portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices such as the Morgan Stanley Capital International EAFE Index, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James G. Gendelman	X

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Marilyn G. Fedak	6	$899.7 Million	8	$680.1 Million	290	$9.74 Billion	0	N/A	0	N/A	2	$758.4 Million
John Mahedy	6	$899.7 Million	8	$680.1 Million	290	$9.74 Billion	0	N/A	0	N/A	2	$758.4 Million
Chris Marx	6	$899.7 Million	8	$680.1 Million	290	$9.74 Billion	0	N/A	0	N/A	2	$758.4 Million
John Phillips	6	$899.7 Million	8	$680.1 Million	290	$9.74 Billion	0	N/A	0	N/A	2	$758.4 Million
JANUS CAPITAL MANAGEMENT LLC
E. Marc Pinto	10	$7.4 Billion	2	$82.6 Million	27	$477.8 Million	0	N/A	0	N/A	0	N/A
THORNBURG INVESTMENT MANAGEMENT, INC.
Connor Browne*	12	$3.2 Billion	7	$1.3 Billion	1,370	$1.1 Billion	0	N/A	0	N/A	1	$697 Million
William V. Fries	27	$8.7 Billion	21	$2.5 Billion	3,513	$2.3 Billion	0	N/A	0	N/A	1	$667.7 Million
Ed Maran*	12	$3.2 Billion	7	$1.3 Billion	1,370	$1.1 Billion	0	N/A	0	N/A	1	$697 Million

*	These portfolio managers were appointed to the Fund effective February 1, 2006. Information for these managers is as of January 31, 2006.

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the

AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marilyn G. Fedak	X
John Mahedy	X
Chris Marx	X
John Phillips	X

JANUS CAPITAL MANAGEMENT LLC

Description of any material conflicts

As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset- weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
E. Marc Pinto	X

THORNBURG INVESTMENT MANAGEMENT, INC.

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager my have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Connor Browne*	X
William V. Fries	X
Ed Maran*	X

*	Information is as of February 28, 2006.

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the Portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
William D. Baird	2	$135.7 Million	1	$906.9 Million	14	$264.9 Million	0	N/A	0	N/A	1	$30.7 Million
RCM CAPITAL MANAGEMENT LLC
Scott Migliori	1	$3.5 Million	0	N/A	34	$6.3 Billion	0	N/A	0	N/A	1	$942.8 Million
Seth Reicher	1	$40.8 Million	0	N/A	27	$860.6 Million	0	N/A	0	N/A	0	N/A
TCW INVESTMENT MANAGEMENT COMPANY
Craig C. Blum	9	$6.05 Billion	7	$1.86 Billion	169	$14.70 Billion	0	N/A	2	$998.4 Million	6	$1.44 Billion
Stephen A. Burlingame	9	$6.05 Billion	7	$1.86 Billion	169	$14.70 Billion	0	N/A	2	$998.4 Million	6	$1.44 Billion

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William D. Baird	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernsteins Master Limited Partnership Units.

for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Scott Migliori	X
Seth Reicher	X

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Portfolio Managers Compensation

Portfolio managers of the Advisor are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for the Advisor and its affiliates under The TCW Group (collectively, “TCW”), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of the Advisor and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. TCW portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Société Générale, as well.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

Ownership of Securities*

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Craig C. Blum	X
Stephen A. Burlingame	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Aryeh Glatter	12	$16.00 Billion	10	$335.7 Million	40	$3.43 Billion	0	N/A	0	N/A	1	$1.74 Billion
INSTITUTIONAL CAPITAL CORPORATION
Robert H. Lyon Jerrold K. Senser	15	$4.8 Billion	0	N/A	148	$8.1 Billion	0	N/A	0	N/A	9	$628.6 Million
MFS INVESTMENT MANAGEMENT
Nevin P. Chitkara*	22	$337.2 Billion	2	$940.1 Million	23	$4.1 Billion	0	N/A	0	N/A	1	$445.7 Million
Steven R. Gorham	22	$33 Billion	2	$918 Million	24	$3.6 Billion	0	N/A	0	N/A	1	$432.5 Million

*	This portfolio manager was appointed to the Fund effective March 16, 2006. Information for this manager is as of February 28, 2006.

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Aryeh Glatter	X

INSTITUTIONAL CAPITAL CORPORATION

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation for key investment professionals consists of competitive base salary, annual cash bonus, and equity ownership in the firm. A compensation committee determines the amount of bonus for each individual by examining the person’s impact on the firm’s results for the year, the contribution to performance, and service of client relationships. The performance contribution is measured both in terms of performance relative to each sector’s performance and the benchmark as a whole.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Robert H. Lyon	X
Jerrold K. Senser	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Fund’s portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund — for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors.

•

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nevin P. Chitkara*	X
Steven R. Gorham	X

*	Information is as of February 28, 2006.

AXA PREMIER VIP MID CAP GROWTH PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Bruce K. Aronow	13	$2.20 Billion	33	$256.5 Million	33	$1.67 Billion	0	N/A	0	N/A	2	$204.7 Million
N. Kumar Kirpalani	13	$2.20 Billion	33	$256.5 Million	33	$1.67 Billion	0	N/A	0	N/A	2	$204.7 Million
Samantha S. Lau	13	$2.20 Billion	33	$256.5 Million	33	$1.67 Billion	0	N/A	0	N/A	2	$204.7 Million
FRANKLIN ADVISERS, INC.
Edward B. Jamieson	3	$8.4 Billion	3	$1.4 Billion	1	$212 Million	0	N/A	0	N/A	0	N/A
Michael McCarthy	10	$11.6 Billion	4	$7.12 Million	2	$501 Million	0	N/A	0	N/A	0	N/A
PROVIDENT INVESTMENT COUNSEL, INC.*
Richard S. Campagna, CFA	7	$59 Million	1	$2 Million	12	$641 Million	0	N/A	0	N/A	0	N/A
James M. Landreth, CFA	7	$59 Million	1	$2 Million	12	$641 Million	0	N/A	0	N/A	0	N/A
Evelyn D. Lapham, CFA	7	$59 Million	1	$2 Million	12	$641 Million	0	N/A	0	N/A	0	N/A
John J. Yoon, CFA	7	$59 Million	1	$2 Million	12	$641 Million	0	N/A	0	N/A	0	N/A

*	Provident Investment Counsel, Inc. utilizes team management (inclusive of the portfolio managers identified) which are responsible for the day-to-day management of our accounts in this product.

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients.

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Bruce K. Aronow	X
N. Kumar Kirpalani	X
Samantha S. Lau	X

FRANKLIN ADVISERS, INC.

Description of any material conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Advisers seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary.    Each portfolio manager is paid a base salary.

Annual bonus.    Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Franklin Advisers and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example, a Lipper small cap growth peer group if the fund invests primarily in small cap stocks with a growth strategy) and securities market index (for example, the Russell 2000 Growth Index).

•	Non-Investment Performance: The more qualitative contributions of a portfolio manager to Franklin Advisers’ business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Additional long term equity-based compensation.    Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward B. Jamieson	X
Michael McCarthy	X

PROVIDENT INVESTMENT COUNSEL, INC.

Description of any material conflicts

At Provident, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Provident manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors. Provident has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

There are three distinct elements to Provident’s compensation system: salary, incentive bonus compensation, and point-holder bonus. When factoring in all three elements of compensation, our portfolio managers and analysts have the ability to earn compensation in the upper quartile of the industry.

Officers are eligible to receive point-holder status, similar to that of a partnership, which enables them to participate in the sharing of the net profits of the firm. Point-holder status can be reached after consistent periods of outstanding performance, and results in our point-holders moving well up into the first quartile of compensation versus peer competitors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Richard S. Campagna	X
James M. Landreth, CFA	X
Evelyn D. Lapham, CFA	X
John J. Yoon, CFA	X

AXA PREMIER VIP MID CAP VALUE PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by the
portfolio manager and the total assets in the accounts
	managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA ROSENBERG INVESTMENT MANAGEMENT LLC
William E. Ricks	13	$3.9 Billion	9	$1.2 Billion	100	$13.0 Billion	0	N/A	1	$13.4 Million	29	$5.35 Billion
TCW INVESTMENT MANAGEMENT COMPANY
Nicholas F. Galluccio	7	$1.70 Billion	7	$851.1 Million	41	$2.98 Billion	0	N/A	2	$25.9 Million	7	$837.3 Million
Susan I. Suvall	7	$1.70 Billion	7	$851.1 Million	41	$2.98 Billion	0	N/A	2	$25.9 Million	7	$837.3 Million
WELLINGTON MANAGEMENT COMPANY, LLP
James N. Mordy	8	$1.96 Billion	2	$42.8 Billion	34	$1.69 Billion	0	N/A	0	N/A	2	$82.8 Million

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation is paid by AXA Rosenberg Investment Management LLC. The components include base salary, bonus, and deferred compensation, all of which are fixed, and not based on performance of any of the indicated funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William E. Ricks	X

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Portfolio Managers Compensation

Portfolio managers of the Advisor are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for the Advisor and its affiliates under The TCW Group (collectively, “TCW”), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of the Advisor and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. TCW portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Société Générale, as well.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nicholas Galluccio	X
Susan I. Suvall	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professional listed in the prospectus who is primarily responsible for the day-to-day management of the fund (“Investment Professional”) generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professional makes investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professional may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professional may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended December 31, 2005.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for the Investment Professional, a partner of Wellington Management, is determined by the Managing Partners of the firm. The Investment Professional’s base salary is generally a fixed amount that may change as a result of an annual review. The Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. The Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 2500 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by the Investment Professional, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professional may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. The Investment Professional, as a partner of Wellington Management, is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James N. Mordy	X

AXA PREMIER VIP TECHNOLOGY PORTFOLIO (“FUND”)
Presented below for each portfolio manager is the number
of other accounts of the Adviser managed by the portfolio
manager and the total assets in the accounts managed
	within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
FIRSTHAND CAPITAL MANAGEMENT, INC.
Kevin M. Landis	9	$865 Million	1	$1 Million	3	$325,000	0	N/A	0	N/A	0	N/A
RCM CAPITAL MANAGEMENT LLC
Huachen Chen	10	$2.5 Billion	1	$3 Million	25	$205.2 Million	0	N/A	0	N/A	0	N/A
Walter Price	10	$2.5 Billion	1	$3 Million	26	$205.2 Million	0	N/A	0	N/A	2	$14 Million
WELLINGTON MANAGEMENT COMPANY, LLP
John F. Averill	4	$67.0 Million	34	$420.2 Million	163	$1.09 Billion	0	N/A	2	$16.1 Million	19	$298.2 Million
Bruce L. Glazer	5	$78.4 Million	37	$346.5 Million	181	$1.06 Billion	0	N/A	2	$98.7 Million	21	$291.2 Million
Anita M. Killian	5	$105.7 Million	35	$239.6 Million	180	$995.2 Million	0	N/A	0	N/A	21	$327.4 Million
Virkam Murthy	4	$12.0 Million	19	$53.7 Million	70	$188.8 Million	0	N/A	0	N/A	5	$48.5 Million
Scott E. Simpson	5	$134.9 Million	35	$390.7 Million	179	$1.76 Billion	0	N/A	0	N/A	20	$539.1 Million
Eric Stromquist	5	$106.7 Million	34	$439.6 Million	171	$1.80 Billion	0	N/A	2	$55.7 Million	20	$496.6 Million

FIRSTHAND CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Kevin Landis manages portfolios in several different investment styles and vehicles, including mutual funds, hedge funds and separate accounts. He makes investment decisions for each portfolio based on the investment objectives, strategies, and policies of each portfolio, including the Fund’s. As a result, he may purchase securities for one portfolio and not another and may, in fact, purchase a security for one portfolio while appropriately selling the same security for another portfolio. In addition, some of these portfolios have fee structures that are higher than the fees paid by the Fund to Firsthand Capital Management, Inc.

Firsthand’s objective is to provide the same high-quality investment services to all clients, while meeting our fiduciary obligations to treat all clients fairly. Firsthand has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts that may arise from managing multiple accounts for multiple clients. Firsthand monitors a variety of areas, including compliance with the firm’s Code of Ethics, trade and IPO allocation, and compliance with the Fund’s objectives, policies, and procedures.

Compensation

Portfolio manager compensation contains both fixed and variable components. The fixed component consists of a competitive salary and benefits. The variable component consists of periodic bonuses, the majority of which are based on the portfolio manager’s investment performance, but also includes qualitative elements such as teamwork, compliance, and quality of research. The annual bonus pool for portfolio managers and other investment professionals is determined by Firsthand’s executive management team and is based on the overall performance of the managed portfolios, the overall performance of the company, and Firsthand Funds assets. The investment performance factor is based upon the investment performance of the Firsthand mutual funds managed by the portfolio manager. The investment performance factor is based on a comparison of the portfolio manager’s performance against the performance of an appropriate benchmark (typically a technology sector index or an index of technology sector funds). In calculating this component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 25%, performance for the most recent five-year period is weighted 25%, and performance for the most recent ten-year period is weighted 25%. If the portfolio manager does not have applicable performance for a time period, that factor will be weighted at 0%. Bonuses may be awarded near the end of a calendar year.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Kevin M. Landis	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Premier VIP Technology Portfolio.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Huachen Chen	X
Walter Price	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Investment Professionals may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Averill, Glazer and Stromquist also manage hedge funds which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Life Insurance Company with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional’s experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s Business Manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. The following Investment Professionals are partners of the firm: John Averill, Bruce Glazer, Scott Simpson, and Eric Stromquist.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John F. Averill	X
Bruce L. Glazer	X
Anita M. Killian	X
Virkam Murthy	X
Scott E. Simpson	X
Eric Stromquist	X

AXA ALLOCATION PORTFOLIOS AXA FUNDS MANAGEMENT GROUP UNIT (“ADVISER”)
Presented below for each portfolio manager is the
number of other accounts of the Adviser managed by
the portfolio manager and the total assets in the
accounts managed within each category as of
	December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total assets	# of Accts.	Total Assets	Number of Accounts	Total Assets
AXA CONSERVATIVE ALLOCATION PORTFOLIO
Kenneth B. Beitler	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Kenneth B. Beitler	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA MODERATE ALLOCATION PORTFOLIO
Kenneth B. Beitler	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Kenneth B. Beitler	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Kenneth B. Beitler	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kenneth T. Kozlowski	10	$11.6 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any material conflicts

The Allocation Portfolios and the other registered investment companies for which Messrs. Beitler and Kozlowski serve as the portfolio managers are each structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager. None of such portfolios is subject to an advisory fee that is based on the performance of the portfolio. Given such “fund of funds” structure and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, Messrs. Beitler and Kozlowski are not, as a general matter, subject to the potential conflicts of interest that may arise in connection with their management of the Allocation Portfolios, on the one hand, and the other portfolios, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2005

Because Messrs. Beitler and Kozlowski both serve as officers and employees of AXA Equitable, and their respective roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities

AXA CONSERVATIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler	X
Kenneth T. Kozlowski	X
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler	X
Kenneth T. Kozlowski	X
AXA MODERATE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler	X
Kenneth T. Kozlowski		X
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler	X
Kenneth T. Kozlowski	X
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth B. Beitler		X
Kenneth T. Kozlowski		X

APPENDIX C

A I M CAPITAL MANAGEMENT, INC.

PROXY POLICIES AND PROCEDURES

A.    Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.    Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	It is not clear that the director will be able to fulfill his function; Implement or renew a dead-hand or modified dead-hand poison pill;

•	Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Portfolio manager’s assessment;

•	Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	Background to the proxy contest.

II.    Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

III.    Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

•	We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.

IV.    Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.    Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.

•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.

•	We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.    Other

•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.    Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

2.	AIM will not publicly announce its voting intentions and the reasons therefore.

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

4.	All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

C.    Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.    Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.    Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    Fund of Funds

When an AIM Fund (an “Investing Fund”) that invests in another AIM Fund(s) (an “Underlying Fund”) has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.    Conflict In These Policies

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM’s advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM’s advisory clients and will inform the Funds’ Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

October 2005

INTRODUCTION

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

Changes in Legal and Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions:    AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:    AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation:    AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility:    AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

PROXY VOTING PROCEDURES AND POLICIES

AS OF MARCH 2005

Statement of Proxy Voting

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC’s and its advisory affiliates’ (collectively, “AXA Rosenberg”) policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA;

•	Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

•	Certain registered investment companies advised or sub-advised by AXA Rosenberg; and

•	Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

Proxy Voting Procedures

AXA Rosenberg has retained third party service providers (the “Service Providers”) to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client’s account.

Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients’ best interests unless specifically instructed by a client to vote proxies for that client’s account in a particular manner.

Proxies of Certain Non-US Issuers

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg’s ability to vote proxies for our clients. For example, countries that require “share blocking,” require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

Disclosure

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client’s account.

BLACKROCK ADVISORS, INC.

PROXY VOTING POLICIES

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock’s continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock’s policy in all cases is to vote proxies based on its clients’ best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services (“ISS”) to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock’s guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES SUMMARY

As a registered investment adviser, Firsthand Capital Management, Inc. (“Firsthand”) has a fiduciary obligation to act in the best interests of its clients. Firsthand has developed a set of Proxy Voting Policies and Procedures (the “Proxy Procedures”) with respect to the voting of securities owned by clients over which Firsthand has discretionary voting authority. Firsthand believes that the right to vote proxies is a client asset and therefore, in exercising such rights, Firsthand will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the client. The exclusive purpose shall be to provide benefits to the account by considering those factors that affect the value of the security with respect to which a proxy is issued. Under its Proxy Procedures, Firsthand will exercise voting rights on all decisions that Firsthand has determined to have a material effect on the value of the security.

In accordance with the Proxy Procedures, Firsthand has designated a third party agent (Institutional Shareholder Services (“ISS”)) to review each proxy proposal, to provide recommendations for voting and to cast votes on behalf of Firsthand’s clients, subject to the review and approval by Firsthand of such recommendation prior to voting. A designated employee of Firsthand reviews each ISS proposal and recommendation and, with due consultation with the Proxy Committee, ensures that votes are cast on a timely basis and in accordance with the Proxy Procedures.

The Proxy Procedures establishes the Proxy Committee, comprising of members of Firsthand’s portfolio management and research departments. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever Firsthand believes that a vote should be cast in a way different from that recommended by ISS.

As a general rule Firsthand shall cause the proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. Firsthand shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the relevant account and, therefore, provide reasons for voting against management. Such proposals will be reviewed by the Proxy Committee on a case by case basis and voted in a manner that the Proxy Committee believes to be in the best interest of the client.

The Proxy Procedures also address the issue of resolving conflict of interest. To the extent a conflict of interest exists and Firsthand decides to vote against the recommendation of an independent third party proxy administrator (i.e. ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would review the conflict and all the surrounding facts and circumstances and decide how to resolve the conflict in the best interests of the client. An override of the independent third party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affect the recommendation of the Proxy Administrator.

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter “Adviser”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Adviser’s instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser’s ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company’s proxy without the knowledge that another affiliate manages that company’s retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

Weight Given Management Recommendations

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Compliance Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser’s research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER’S PROXY VOTING POLICIES AND PRINCIPLES

Adviser’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser’s organization, including portfolio management, legal counsel, and Adviser’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose “golden parachutes” that are considered excessive. Adviser will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Adviser generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Adviser usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser’s proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Adviser’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Adviser’s voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Adviser’s vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client’s file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.	If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10.	The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11.	The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	Periodically, the Proxy Group will verify that:

•	All annual proxies for the securities held by Advisory Clients have been received;

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2006

INSTITUTIONAL CAPITAL CORPORATION

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital Corporation (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us and the ICAP Funds, Inc (the “Fund”). Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients and to the Board of Directors of the Fund how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Fund, and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•	a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Summary

As an investment adviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan“) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, J.P. Morgan and its affiliated advisers have adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

J.P. Morgan is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. As a general rule, in routine proxies of a particular security, the guidelines of the region in which the issuer of such security is organized will be applied.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by J.P. Morgan. The procedures permit an independent voting service; currently Institutional Shareholder Services, Inc. in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES

FEBRUARY 2006

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services (“ISS”); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the “Proxy Voting Service”), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent director.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for repricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options; and/or

•	create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the repricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22.	Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

23.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

24.	Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

25.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

26.	Janus will generally oppose proposals for different classes of stock with different voting rights.

27.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

28.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

29.	Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

30.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

31.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

32.	Janus will evaluate plans of reorganization on a case-by-case basis.*

33.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

34.	Janus will generally vote in favor of proposals regarding changes in company name.

35.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

36.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

37.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

38.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

39.	Janus will generally vote in favor of proposals to adopt cumulative voting.

40.	Janus will generally vote in favor of proposals to require that voting be confidential.

41.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

42.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

43.	Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

44.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

45.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

PROXY VOTING PROCEDURES

FEBRUARY 2006

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy.    Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) Janus’ Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy.    On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee.    The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group.    The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service.    Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

(1)	All references to portfolio managers include assistant portfolio managers.

Procedures for Proxy Issues Outside the Guidelines.    In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”.    Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).

Conflicts of Interest.    The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention.    Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

LEGG MASON CAPITAL MANAGEMENT, INC.

PROXY PRINCIPLES AND PROCEDURES

Overview

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance — Equity shareholders are owners of the business — company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business — LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management’s ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM’s proxy voting guidelines, which are attached as Schedule A, for more details.

Procedures

Oversight

LMCM’s Chief Investment Officer (CIO) has full authority to determine LMCM’s proxy voting principles and vote proxies on behalf of LMCM’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMCM’s clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM’s Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM’s clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. Identifying Potential Conflicts.    In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	LMCM Guideline
BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case

Proxy Issue	LMCM Guideline
MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: “evergreen” stock option plans	Against
Dilution:	Case-by-Case—taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Not Prohibiting “Mega-grants”	Not Specified
Omnibus Plans: plans that provide for multiple awards and believe that shareholders should vote on the separate components of such plans	Not Specified
Director Compensation: % of directors’ compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

Proxy Issue	LMCM Guideline
TAKEOVER PROTECTIONS
Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against
Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case
Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against
Crown Jewel Defenses	Against
Payment of Greenmail	Against
“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against
Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against
Poison Pills: receive shareholder ratification	For
Redemption/Ratification of Poison Pill	For
SHAREHOLDERS’ RIGHTS
Confidential Voting by Shareholders	For
Dual-Class Share Structures	Against
Linked Proposals: with the objective of making one element of a proposal more acceptable	Against
Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against
Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against
Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For
Shareholder Proposals	Case-by-Case
Stakeholder Proposals	Case-by-Case
Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For
Preemptive Rights	For
Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For
Allow Shareholder action by written consent	For
Allow Shareholders to call Special Meetings	For
Social and Environmental Issues	As recommended by Company Management
Reimbursing Proxy Solicitation Expenses	Case-by-Case

MARSICO CAPITAL MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICY

It is the policy of Marsico Capital Management, LLC (“MCM”) to vote all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here.

•	Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these managements’ recommendations.

•	Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

•	MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

•	In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS’ proxy and voting policies.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.    Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4.    Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.    REPORTS

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

POST ADVISORY GROUP, LLC

SUMMARY OF PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

Policy

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Post generally will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Proxy Voting and Corporate Action Policies and Procedures (the “Proxy Policy”) comply with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

When voting proxies or acting on corporate actions for clients, Post’s utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Procedures

Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

The Proxy Policy contains guidelines that describes what types of matters will be voted against, voted for or handled on a case by case basis. Post’s Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

PROVIDENT INVESTMENT COUNSEL, INC.

PROXY VOTING POLICY AND PROCEDURE SUMMARY

JULY 2004

Provident Investment Counsel (PIC) has adopted formal proxy voting policies and procedures as required by new SEC Rule 206(4)-2 under the Investment Advisers Act of 1940. We believe these policies and procedures will ensure that PIC will vote proxies, on behalf of clients that have authorized us to do so, in the best interest of those clients in accordance with our fiduciary duties to them.

PIC has retained Institutional Shareholder Services (ISS), a widely respected third-party proxy-voting vendor, to oversee our proxy voting process. ISS will determine what proxies are outstanding with respect to shares held in our clients’ portfolios and what issues are to be voted on, and will help us ensure that proxies are voted in a timely manner.

PIC has adopted substantive voting guidelines covering a variety of the types of issues on which shareholders are often asked to vote. These guidelines will be used to vote the shares held in our clients’ portfolios, unless clients have directed us otherwise or our portfolio analysts believe the guidelines should not be followed in particular situations. The guidelines are governed by our primary duty to safeguard and promote the interests of our clients. In keeping with this duty, our general policy is to vote in favor of those proposals which advance the sustainable economic value of the companies our clients own. In the event of a conflict of interest between PIC and our clients, proxies will be voted as specified in our guidelines unless the guidelines involve substantial discretion by our portfolio analysts, in which case they will be voted as recommended by ISS.

Please notify your client service manager or account representative if you wish to receive a copy of our complete Proxy Voting Procedures and Guidelines or obtain information on how PIC voted your securities.

RCM CAPITAL MANAGEMENT LLC

DESCRIPTION OF PROXY VOTING POLICY

RCM Capital Management LLC (“RCM”) typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. In cases where we have voting authority, we intend to vote such proxies in a manner consistent with the best interest of our clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. The Proxy Guidelines do not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. In situations where the Proxy Guidelines do not give clear guidance on an issue, our Proxy Specialist will, at his or her discretion, consult our Analyst or Portfolio Manager and/or the Proxy Committee. In the event that one of our analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, RCM may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, we may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on our ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

RCM retains an independent third-party voting service to assist us in the proxy voting process. The services provided offer a variety of proxy-related services to assist in our handling of proxy voting responsibilities. Such services include, among other things, analysis and voting recommendations and assistance in the administrative process.

Conflicts of Interest

RCM may have conflicts of interest that can affect how we vote our clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which we vote our clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out our obligation to vote proxies, the Proxy Committee is responsible for addressing how RCM resolves such material conflicts of interest with our clients.

TCW INVESTMENT MANAGEMENT COMPANY

PROXY VOTING GUIDELINES AND PROCEDURES

(JANUARY 2006)

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the

vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, such vote is to be decided on a case-by-case basis or if the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship is deemed material to TCW. In making this determination, a conflict of interest will not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For amending director liability provisions

•	Against indemnifying directors and officers

•	Against amending provisions concerning the indemnification of directors and officers

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•	For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Case-by-case on assuming stock incentive plans

•	For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•	For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•	For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect directors

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	For asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•	For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report

•	Against asking management to endorse the Ceres principles

•	For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•	For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•	For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•	For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•	For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with Institutional Shareholder Services (ISS) to act as the third-party voting service.

The proxy voting procedures are as follows:

•	Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.

•	After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.

•	Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised.

•	Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine.

•	Thornburg Investment Management will abstain from voting on all social issues.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in a uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service previously engaged by the Manager. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Client (or in the case of any registered investment company managed by the Manager which is a Client, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Client, the Manager shall disclose the Conflict of Interest to the Client.

WELLINGTON MANAGEMENT COMPANY, LLP

SUMMARY OF PROXY VOTING POLICY

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Proxy Policies and Procedures. The Proxy Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to factors including: securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials and/or excessive costs.

PART C: OTHER INFORMATION

Item 23.	Exhibits:

(a)	Trust Instrument

(a)(1)	Agreement and Declaration of Trust of Registrant.[1]

(a)(2)	Certificate of Trust of Registrant. [1]

(b)	By-laws of Registrant. [1]

(c)	None other than provisions contained in Exhibit (a)(1) and (b)

(d)	Investment Advisory Contracts

(d)(1)	Investment Management Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”) formerly, The Equitable Life Assurance Society of the United States dated as of November 30, 2001.[3]

(d)(1)(i)	Investment Management Agreement between Registrant and AXA Equitable dated as of July 31, 2003. [7]

(d)(1)(ii)	Amendment No. 1 dated July 31, 2003 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[7]

(d)(1)(iii)	Amendment No. 2 dated September 1, 2004 to the Investment Management Agreement between Registrant and AXA Equitable dated as of November 30, 2001. [10]

(d)(1)(iv)	Amendment No. 1 dated , 2006 to the Investment Management Agreement between Registrant and AXA Equitable – (to be filed by amendment).

(d)(2)	Investment Advisory Agreement between AXA Equitable and AllianceBernstein L.P. (“AllianceBernstein”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio and AXA Premier VIP Technology Portfolio.[2]

(d)(2)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio, AXA Premier VIP Technology Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d)(2)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d)(2)(iii)	Amendment No. 2 dated as of June 27, 2005 to Amended and Restated Investment Advisory Agreement between AXA Equitable and AllianceBernstein with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core

Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[10]

(d)(3)	Investment Advisory Agreement between AXA Equitable and RCM Capital Management LLC (“RCM”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. [1]

(d)(3)(i)	Investment Advisory Agreement between AXA Equitable and RCM dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[3]

(d)(3)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d)(3)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d)(4)	Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company (“TCW”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Mid Cap Value Portfolio. [1]

(d)(4)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and TCW dated as of August 18, 2003 with respect to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Mid Cap Value Portfolio.[7]

(d)(5)	Investment Advisory Agreement between AXA Equitable and Janus Capital Management LLC (“Janus”) dated as of April 3, 2002 with respect to AXA Premier VIP Large Cap Core Equity Portfolio. [2]

(d)(5)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Janus dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.[7]

(d)(6)	Investment Advisory Agreement between AXA Equitable and Thornburg Investment Management, Inc. (“Thornburg”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Core Equity Portfolio. [1]

(d)(6)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Thornburg dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.[7]

(d)(7)	Investment Advisory Agreement between AXA Equitable and Institutional Capital Corporation (“ICAP”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Value Portfolio. [1]

(d)(7)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and ICAP dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Value Portfolio.[7]

(d)(8)	Investment Advisory Agreement between AXA Equitable and MFS Investment Management (“MFS”) dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Mid Cap Growth Portfolio. [1]

(d)(8)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between AXA Equitable and MFS with respect to AXA Premier VIP Large Cap Value Portfolio.[3]

(d)(8)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and MFS dated as of July 31, 2003 with respect to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d)(9)	Investment Advisory Agreement between AXA Equitable and RS Investment Management, LP (“RSIM”) dated as of November 30, 2001 with respect to AXA Premier VIP Mid Cap Growth Portfolio. [1]

(d)(10)	Investment Advisory Agreement between AXA Equitable and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) dated as of November 30, 2001 with respect to AXA Premier VIP Mid Cap Value Portfolio. [1]

(d)(10)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AXA Rosenberg dated as of August 18, 2003 with respect to AXA Premier VIP Mid Cap Value Portfolio.[7]

(d)(11)	Investment Advisory Agreement between AXA Equitable and The Boston Company Asset Management, LLC (“BCAM”) dated as of November 30, 2001 with respect to AXA Premier VIP Mid Cap Value Portfolio. [1]

(d)(12)	Investment Advisory Agreement between AXA Equitable and Bank of Ireland Asset Management (U.S.) Limited (“BIAM (U.S.)”) dated as of November 30, 2001 with respect to AXA Premier VIP International Equity Portfolio. [1]

(d)(12)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BIAM (U.S.) dated as of July 31, 2003 with respect to AXA Premier VIP International Equity Portfolio.[7]

(d)(13)	Investment Advisory Agreement between AXA Equitable and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of November 30, 2001 with respect to AXA Premier VIP International Equity Portfolio. [1]

(d)(14)	Investment Advisory Agreement between AXA Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of November 30, 2001 with respect to AXA Premier VIP Technology Portfolio. [1]

(d)(14)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand dated as of July 31, 2003 with respect to AXA Premier VIP Technology Portfolio.[7]

(d)(14)(ii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand with respect to AXA Premier VIP Technology Portfolio.[7]

(d)(15)	Investment Advisory Agreement between AXA Equitable and A I M Capital Management, Inc. (“AIM”) dated as of November 30, 2001 with respect to AXA Premier VIP Health Care Portfolio. [1]

(d)(15)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and AIM dated as of July 31, 2003 with respect to AXA Premier VIP Health Care Portfolio.[7]

(d)(16)	Investment Advisory Agreement between AXA Equitable and Wellington Management Company, LLP (“Wellington”) dated as of November 30, 2001 with respect to AXA Premier VIP Health Care Portfolio.[1]

(d)(16)(i)	Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between AXA Equitable and Wellington with respect to AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Health Care Portfolio.[3]

(d)(16)(ii)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of August 18, 2003 with respect to AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Health Care Portfolio.[7]

(d)(16)(iii)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to AXA Premier VIP Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio.[7]

(d)(16)(iv)	Amendment No. 2 dated as of August 1, 2004 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to AXA Premier VIP Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio – (filed herewith).

(d)(17)	Investment Advisory Agreement between AXA Equitable and BlackRock Advisors, Inc. (“BAI”) dated as of November 30, 2001 with respect to AXA Premier VIP Core Bond Portfolio.[1]

(d)(17)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BAI dated as of August 18, 2003 with respect to AXA Premier VIP Core Bond Portfolio.[7]

(d)(18)	Investment Advisory Agreement between AXA Equitable and Pacific Investment Management Company LLC (“PIMCO”) dated as of November 30, 2001 with respect to AXA Premier VIP Core Bond Portfolio.[1]

(d)(18)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and PIMCO dated as of July 31, 2003 with respect to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio.[7]

(d)(19)	Investment Advisory Agreement between AXA Equitable and Provident Investment Counsel, Inc. (“Provident”) dated as of August 1, 2002 with respect to AXA Premier VIP Mid Cap Growth Portfolio.[3]

(d)(19)(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident dated as of July 31, 2003 with respect to AXA Premier VIP Mid Cap Growth Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d)(19)(ii)	Amendment No. 1 dated as of June 20, 2005 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Provident with respect to AXA Premier VIP Mid Cap Growth Portfolio. [10]

(d)(20)	Investment Advisory Agreement between AXA Equitable and Franklin Advisers, Inc. (“Franklin”) dated as of May 30, 2003 with respect to AXA Premier VIP Mid Cap Growth Portfolio.[6]

(d)(20)(i)	Amendment No. 1 dated as of August 1, 2004 to Investment Advisory Agreement between AXA Equitable and Franklin with respect to AXA Premier VIP Mid Cap Growth Portfolio.[10]

(d)(21)	Investment Advisory Agreement between AXA Equitable and Marsico Capital Management, LLC (“Marsico”) dated as of May 30, 2003 with respect to AXA Premier VIP International Equity Portfolio. [6]

(d)(21)(i)	Amendment No. 1 dated as of July 31, 2003 to Investment Advisory Agreement between AXA Equitable and Marsico with respect to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio.[7]

(d)(22)	Investment Advisory Agreement between AXA Equitable and J.P. Morgan Investment Management Inc. (“J.P. Morgan”) dated as of December 13, 2004 with respect to AXA Premier VIP International Equity Portfolio. [8]

(d)(23)	Investment Advisory Agreement between AXA Equitable and Legg Mason Capital Management, Inc. (“Legg Mason”) dated as of June 20, 2005 with respect to AXA Premier VIP Aggressive Equity Portfolio. [10]

(d)(24)	Investment Advisory Agreement between AXA Equitable and Post Advisory Group, LLC (“Post”) dated as of June 24, 2005 with respect to AXA Premier VIP High Yield Portfolio. [10]

(e)	Underwriting Contracts

(e)(1)(i)	Distribution Agreement between Registrant and AXA Advisors, LLC (“AXA Advisors”) dated as of November 30, 2001 with respect to the Class A shares. [1]

(e)(1)(ii)	Distribution Agreement between Registrant and AXA Advisors dated as of November 30, 2001 with respect to the Class B shares. [1]

(e)(1)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares.[7]

(e)(1)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares.[7]

(e)(1)(v)	Amendment No. 1 dated , 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class A shares – (to be filed by amendment).

(e)(1)(vi)	Amendment No. 1 dated , 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated as of July 31, 2003 with respect to the Class B shares – (to be filed by amendment).

(e)(2)(i)	Distribution Agreement between Registrant and Equitable Distributors, Inc. (“EDI”) dated as of November 30, 2001 with respect to the Class A shares. [1]

(e)(2)(ii)	Distribution Agreement between Registrant and EDI dated as of November 30, 2001 with respect to the Class B shares.[1]

(e)(3)(i)	Distribution Agreement between Registrant and AXA Distributors, LLC (“AXA Distributors”) dated as of November 30, 2001 with respect to the Class A shares. [1]

(e)(3)(ii)	Distribution Agreement between Registrant and AXA Distributors dated as of November 30, 2001 with respect to the Class B shares.[1]

(e)(3)(iii)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares.[7]

(e)(3)(iv)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares.[7]

(e)(3)(v)	Amendment No. 1 dated , 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class A shares – (to be filed by amendment).

(e)(3)(vi)	Amendment No. 1 dated , 2006 to Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated as of July 31, 2003 with respect to the Class B shares – (to be filed by amendment).

(f)	Form of Deferred Compensation Plan.[1]

(g)	Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”) dated as of December 31, 2001.[2]

(g)(i)	Amendment No. 1, dated as of August 1, 2003 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001.[7]

(g)(ii)	Amendment No. 2 dated as of , 2006 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001 – (to be filed by amendment).

(h)	Other Material Contracts

(h)(1)	Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[1]

(h)(2)	Mutual Funds Sub-Administration Agreement between AXA Equitable and J.P. Morgan Investor Services Co. dated as of November 16, 2001.[10]

(h)(4)	Expense Limitation Agreement between Registrant and AXA Equitable dated as of November 30, 2001.[1]

(h)(4)(i)	Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[5]

(h)(4)(ii)	Amendment No. 1, dated as of August 1, 2003 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002.[7]

(h)(4)(iii)	Amendment No. 2, dated as of , 2006 to the Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable dated as of June 1, 2002 – (to be filed by amendment).

(h)(5)	Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[1]

(h)(5)(i)	Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.[7]

(h)(5)(ii)	Amendment No. 2, dated as of , 2006 to the Participation Agreement among Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 – (to be filed by amendment).

(h)(6)	Participation Agreement among Registrant, American General Life Insurance Company, AXA Advisors and AXA Distributors dated as of August 15,2003.[7]

Legal Opinions

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered - (filed herewith).

(i)(2)	Legal Opinion of Delaware counsel regarding the legality of the securities being registered.[1]

(j)	Other Consents

(j)(1)	Consent of Independent Accountants - (filed herewith).

(j)(2)	Powers of Attorney.[1]

(j)(2)(i)	Revised Powers of Attorney.[3]

(j)(2)(ii)	Revised Powers of Attorney for Steven M. Joenk and Kenneth T. Kozlowski.[4]

(k)	Omitted Financial Statements (not applicable)

(l)	Initial Capital Agreement dated November 12, 2001.[1]

(m)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant.[1]

(n)	Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940.[1]

(o)	Reserved

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors, AXA Distributors and EDI.[1]

(p)(1)(i)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors, as revised December 10, 2003.[7]

(p)(1)(ii)	Code of Ethics of the Registrant, AXA Equitable, AXA Advisors and AXA Distributors, as revised December 9, 2004.[8]

(p)(1)(iii)	Code of Ethics of the Registrant, AXA Equitable AXA Advisors and AXA Distributors, as revised March 3, 2005.[9]

(p)(2)	Code of Ethics of AllianceBernstein, dated January 2001.[1]

(p)(2)(i)	Revised Code of Ethics of AllianceBernstein, effective April 2002.[3]

(p)(2)(ii)	Revised Code of Ethics of AllianceBernstein, effective June 2003.[7]

(p)(2)(iii)	Revised Code of Ethics of AllianceBernstein, effective October 2005.[9]

(p)(2)(iv)	Revised Code of Ethics of AllianceBernstein, effective April 2005.[10]

(p)(3)	Code of Ethics of RCM, revised May 2001.[1]

(p)(3)(i)	Code of Ethics of RCM, as revised January 1, 2004.[8]

(p)(3)(ii)	Code of Ethics of RCM, as revised January 31, 2005.[10]

(p)(4)	Code of Ethics of TCW, dated March 2000.[1]

(p)(4)(i)	Code of Ethics of TCW, as amended April 2004.[8]

(p)(4)(ii)	Code of Ethics of TCW, as amended February 1, 2005.[10]

(p)(5)	Code of Ethics of Janus, as revised June 1, 2001.[1]

(p)(5)(i)	Code of Ethics of Janus, as revised April 1, 2002.[3]

(p)(5)(ii)	Code of Ethics of Janus, as revised March 14, 2003.[7]

(p)(5)(iii)	Code of Ethics of Janus, as revised June 9, 2003.[7]

(p)(5)(iv)	Code of Ethics of Janus, as revised September 14, 2004.[8]

(p)(5)(v)	Code of Ethics of Janus, as revised September 20, 2005.[10]

(p)(5)(vi)	Code of Ethics of Janus, as revised December 6, 2005 – (filed herewith).

(p)(6)	Code of Ethics of Thornburg, as revised May 2001.[1]

(p)(6)(i)	Code of Ethics of Thornburg, as revised November 2003.[8]

(p)(6)(ii)	Code of Ethics of Thornburg, as revised March 21, 2005.[10]

(p)(7)	Code of Ethics of ICAP, restated effective as of September 30, 1998 and amended March 1, 2000.[1]

(p)(7)(i)	Code of Ethics of ICAP, as amended February 1, 2005.[10]

(p)(8)	Code of Ethics of MFS, effective as of September 1, 2000.[1]

(p)(8)(i)	Code of Ethics of MFS, as amended January 1, 2005.[10]

(p)(9)	Code of Ethics of RSIM, dated July 1, 2000, amended March 8, 2001.[1]

(p)(10)	Code of Ethics of AXA Rosenberg.[1]

(p)(10)(i)	Code of Ethics of AXA Rosenberg, as amended January 31, 2005. 10

(p)(11)	Code of Ethics of BCAM.[1]

(p)(12)	Code of Ethics of BIAM (U.S.).[1]

(p)(12)(i)	Code of Ethics of BIAM (U.S.), as revised January 2004.[8]

(p)(13)	Code of Ethics of Oppenheimer, dated March 1, 2000.[1]

(p)(13)(i)	Code of Ethics of Oppenheimer, dated as of May 15, 2002, as amended and restated.[3]

(p)(14)	Code of Ethics of Firsthand, dated May 12, 2001.[1]

(p)(14)(i)	Code of Ethics of Firsthand, as revised June 18, 2004.[8]

(p)(14)(ii)	Code of Ethics of Firsthand, as revised May 14, 2005.[10]

(p)(14)(iii)	Code of Ethics of Firsthand, as revised November 1, 2005 – (filed herewith).

(p)(15)	Code of Ethics of AIM, as amended February 24, 2001.[1]

(p)(15)(i)	Code of Ethics of AIM, as amended September 27, 2002.[3]

(p)(15)(ii)	Code of Ethics of AIM, as amended June 10, 2003.[7]

(p)(15)(iii)	Code of Ethics of AIM, as amended January 2, 2005.[9]

(p)(15)(iv)	Code of Ethics of AIM, as amended January 1, 2006 – (filed herewith).

(p)(16)	Code of Ethics of Wellington, revised March 1, 2000.[1]

(p)(16)(i)	Code of Ethics of Wellington, as revised July 1, 2004.[8]

(p)(16)(ii)	Code of Ethics of Wellington, as revised January 2, 2005.[9]

(p)(17)	Code of Ethics of BAI, effective March 1, 2000.[1]

(p)(18)	Code of Ethics of PIMCO, effective as of March 31, 2000.[1]

(p)(18)(i)	Code of Ethics of PIMCO, as revised February 1, 2004.[8]

(p)(18)(ii)	Code of Ethics of PIMCO, as revised January 6, 2005.[9]

(p)(19)	Code of Ethics of Provident, effective February 15, 2002.[3]

(p)(19)(i)	Code of Ethics of Provident, effective April 1, 2003.[7]

(p)(19)(ii)	Code of Ethics of Provident, revised January 1, 2004.[8]

(p)(19)(iii)	Code of Ethics of Provident, effective January 19, 2005.[9]

(p)(20)	Code of Ethics of Marsico, effective February 13, 2003.[5]

(p)(20)(i)	Code of Ethics of Marsico, as revised November 2003.[8]

(p)(20)(ii)	Code of Ethics of Marsico, as revised October 1, 2004.[9]

(p)(20)(iii)	Code of Ethics of Marsico, as revised February 1, 2005.[10]

(p)(21)	Code of Ethics of Franklin, revised December 3, 2002.[5]

(p)(21)(i)	Code of Ethics of Franklin, as revised May 2004.[8]

(p)(21)(ii)	Code of Ethics of Franklin, as revised December 2004.[9]

(p)(21)(iii)	Code of Ethics of Franklin, as revised April 2005.[10]

(p)(22)	Code of Ethics of J.P. Morgan dated October 2003.[8]

(p)(23)	Code of Ethics of Legg Mason dated February 1, 2005.[10]

(p)(24)	Code of Ethics of Post dated March 3, 2005.[10]

Item 24.	Persons controlled by or under Common Control with Registrant

AXA Equitable controls the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of March 24, 2006. All shareholders of the Trust are required to solicit instructions from their respective

[1]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 10, 2001 (File No. 333-70754).
[2]	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).
[3]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2003 (File No. 333-70754).
[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2003 (File No. 333-70754).
[5]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on May 8, 2003 (File No. 333-70754).
[6]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2003 (File No. 333-70754).
[7]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2004 (File No. 333-70754).
[8]	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed on February 22, 2005 (File No. 333-70754).
[9]	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A filed on April 15, 2005.
[10]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A filed on February 14, 2006.

contract owners as to certain matters. The Trust may in the future offer its shares to insurance companies unaffiliated with AXA Equitable.

On July 22, 1992, AXA Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time AXA Equitable became a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”). AXA Financial continues to own 100% of AXA Equitable’s common stock.

AXA is the largest shareholder of AXA Financial. AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 25.	Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. Except as specifically provided in this Section 5, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) any amendment to this Section 5, (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. D. of the Registrant’s Investment Management Agreement and Section 2. E of the Registrant’s Investment Management Agreement with respect to the AXA Allocation Portfolios each state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the

Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5. A. and 5. B. of each of the Registrant’s Investment Advisory Agreements state:

Liability and Indemnification. A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, directors, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Adviser to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of the Distributor in its capacity as a principal underwriter of the Trust’s shares and will reimburse the Trust, its officers, trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

Limitation of Liability and Indemnification. (a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable’s part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Trust shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify AXA Equitable pursuant to this Agreement.

Number 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser

AXA Equitable is a registered investment adviser and serves as manager for all portfolios of the Registrant. The description of AXA Equitable under the caption of “Management of the Trust” in the Prospectus and under the caption “Investment Management and Other Services” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of AXA Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. AXA Equitable, with the approval of the Registrant’s board of trustees, selects sub-advisers for each portfolio of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the portfolios.

AllianceBernstein serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio, AXA Premier International Equity Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Mid Cap Growth Portfolio The description of AllianceBernstein under the caption “Management Team—The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is incorporated herein by reference.

RCM serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. The description of Dresdner under the caption “Management Team—The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of RCM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) is incorporated herein by reference.

TCW serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Mid Cap Value Portfolio. The description of TCW under the caption “Management Team—The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the

Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

Janus serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. The description of Janus under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Janus set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) is incorporated herein by reference.

Thornburg serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. The description of Thornburg under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

ICAP serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio. The description of ICAP under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

MFS serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio. The description of MFS under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46433) is incorporated herein by reference.

Provident serves as a sub-adviser to AXA Premier VIP Mid Cap Growth Portfolio. The description of Provident under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Provident set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47993) is incorporated herein by reference.

Franklin serves as a sub-adviser to AXA Premier VIP Mid Cap Growth Portfolio. The description of Franklin under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Franklin set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) is incorporated herein by reference.

AXA Rosenberg serves as a sub-adviser to AXA Premier VIP Mid Cap Value Portfolio. The description of AXA Rosenberg under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

J.P.Morgan serves as a sub-adviser to AXA Premier VIP International Equity Portfolio. The description of J.P. Morgan under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers Of J.P. Morgan set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) is incorporated herein by reference.

Marsico serves as a sub-adviser to AXA Premier VIP International Equity Portfolio and AXA Premier

VIP Aggressive Equity Portfolio. The description of Marsico under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

Firsthand serves as a sub-adviser to AXA Premier VIP Technology Portfolio. The description of Firsthand under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Firsthand set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-45534) is incorporated herein by reference.

AIM serves as a sub-adviser to AXA Premier VIP Health Care Portfolio. The description of AIM under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AIM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15211) is incorporated herein by reference.

Wellington serves as a sub-adviser to AXA Premier VIP Health Care Portfolio, AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Technology Portfolio. The description of Wellington under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wellington set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) is incorporated herein by reference.

BAI serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. The description of BAI under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BAI set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47710) is incorporated herein by reference.

PIMCO serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. The description of PIMCO under the caption “Management Team-The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) is incorporated herein by reference.

Item 27.	Principal Underwriter

(a) AXA Advisors and AXA Distributors are the principal underwriters. AXA Advisors also serves as a principal underwriter for the following entities: EQ Advisors Trust; Separate Account Nos. 45, 66 and 301 of AXA Equitable; and Separate Accounts A, I and FP of AXA Equitable. AXA Distributors also serves as a principal underwriter for EQ Advisors Trust and Separate Account No. 49 of AXA Equitable.

(b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Advisors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Harvey E. Blitz	Director
James A. Shepherdson	Director
Robert S. Jones	Director
Richard Dziadzio	Director
Ned Dane	Director
Jill D. Cooley	Director
Barbara Goodstein	Director

OFFICERS
Robert S. Jones	Chairman of the Board
Ned Dane	President
Jill D. Cooley	Chief Operating Officer
Edward J. Hayes	Executive Vice President
Mark Wutt	Executive Vice President
Stuart Abrams	Senior Vice President and General Counsel
Kevin Byrne	Senior Vice President and Treasurer
Stephen T. Burnthall	Senior Vice President
Alvaro Escobar	Senior Vice President
Mark D. Godofsky	Senior Vice President and Controller
James Goodwin	Senior Vice President
Jeffrey Green	Senior Vice President
David Cerza	First Vice President
Donna M. Dazzo	First Vice President
Amy Franceschini	First Vice President
Peter Mastrantuono	First Vice President
Patricia Roy	Vice President and Chief Compliance Officer- Broker-Dealer Activities
Janet Friedman	Vice President
Raymond T. Barry	Vice President
Michael Brzozowski	Vice President
Claire A. Comerford	Vice President
Gary Gordon	Vice President
Gisela Jackson	Vice President
Marya Keating	Vice President and Counsel

AXA Advisors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA ADVISORS LLC	POSITIONS AND OFFICES WITH THE TRUST
Frank Massa	Vice President
Carolann Matthews	Vice President
José Montengro	Vice President
Edna Russo	Vice President
Michael Ryniker	Vice President
Anthony F. Recine	Chief Compliance Officer- Investment Advisor Activies
Francesca Divone	Secretary
Frank Acierno	Assistant Vice President
Irina Gyula	Assistant Vice President
Harvey E. Blitz	Assistant Vice President
Ruth Shorter	Assistant Vice President
Richard Morin	Assistant Vice President
Ruth Shorter	Assistant Vice President
Linda J. Galasso	Assistant Secretary

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS
Philip Meserve	Director
James Mullery	Director
James Shepherdson	Director

OFFICERS
James Shepherdson	Chairman of the Board, President and Chief Executive Officer
Philip Meserve	Executive Vice President of Business Development
James Mullery	Executive Vice President and Chief Operating Officer
Michael Brandreit	Senior Vice President, Managing Director and National Sales Manager
John Kennedy	Senior Vice President, Managing Director and National Sales Manager
Michael McCarthy	Senior Vice President, Managing Director and National Sales Manager

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
Karl Anderson	Senior Vice President
Lance Carlson	Senior Vice President
William Costello	Senior Vice President
Randy Erwin	Senior Vice President
Nelida Garcia	Senior Vice President
Peter Golden	Senior Vice President
Kevin Kennedy	Senior Vice President
Diana Kierey	Senior Vice President
Kathleen Leckey	Senior Vice President
Anthea Parkinson	Senior Vice President and National Accounts Director, Financial Institutions
Ted Repass	Senior Vice President
Jon Sampson	Senior Vice President
Mark Totten	Senior Vice President
Mary Toumpas	Senior Vice President
Christine Long-Vazquez	Senior Vice President
James Wallender	Senior Vice President
Richard Whitbeck	Senior Vice President
Norman J. Abrams	Vice President and General Counsel
Kurt Auleta	Vice President
Raymond T. Barry	Vice President
Doreen Bellomo	Vice President
Steve Carapella	Vice President
Jeffrey Coomes	Vice President
Nahulan Ethirveerasingam	Vice President
Daniel Faller	Vice President
Karen Farley	Vice President
Linda J. Galasso	Vice President and Secretary
Michael Gass	Vice President
Page Long	Vice President
Patrick O’Shea	Vice President and Chief Financial Officer
Ronald R. Quist	Vice President and Treasurer
Stephen Ratcliffe	Vice President
Alice Stout	Vice President
William Terry	Vice President
Nicholas Volpe	Vice President
Sandra Ferantello	Assistant Vice President
Elizabeth Hafez	Assistant Vice President
Kelly Lavigne	Assistant Vice President
Kevin Markowitz	Assistant Vice President
Alexandria Novak	Assistant Vice President

AXA Advisors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, LLC	POSITIONS AND OFFICES WITH THE TRUST
David O’Leary	Assistant Vice President
Patricia Lane O’Shea	Assistant Vice President
Kelly Riddell	Assistant Vice President
Catherine Sanders	Assistant Vice President
Michael Spina	Assistant Vice President
Melissa Tierney	Assistant Vice President
John Zales	Assistant Vice President
Ellen Zhou	Assistant Vice President
Francesca Divone	Assistant Secretary

(c) Inapplicable.

Item 28.	Location of Accounts and Records

Books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

AXA Equitable Life Insurance Company (formerly, The Equitable Life Assurance Society of the United States) 1290 Avenue of the Americas New York, NY 10104	J.P. Morgan Investors Services Co. 73 Tremont Street Boston MA 02108

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Sub-advisers:

AXA Equitable Life Insurance Company (formerly, The Equitable Life Assurance Society of the United States 1290 Avenue of the Americas New York, NY 10104	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563

AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	Provident Investment Counsel, Inc. 300 North LakeAvenue Pasadena, CA 91101-4106

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111-4189	J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202

Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113

Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501-2046	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046

Institutional Capital Corporation 225 West Wacker Dr. Suite 2400 Chicago, IL 60606	Wellington Management Company, LLP 75 State Street Boston, MA 02109

MFS Investment Management 500 Boylston Street Boston, MA 02116	BlackRock Advisors, Inc. 345 Park Avenue New York, NY 10154

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660

Legg Mason Capital Management, Inc. 100 Light Street Baltimore, MD 21202	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025

Item 29.	Management Services

Inapplicable.

Item 30.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, AXA Premier VIP Trust certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 28th day of April 2006.

AXA PREMIER VIP TRUST

By:	/s/ Steven M. Joenk*
Steven M. Joenk Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVEN M. JOENK* Steven M. Joenk	Chairman of the Board, President and Chief Executive Officer	April 28, 2006

/S/ GERALD C. CROTTY* Gerald C. Crotty	Trustee	April 28, 2006

/S/ BARRY HAMERLING* Barry Hamerling	Trustee	April 28, 2006

/S/ CYNTHIA R. PLOUCHÉ* Cynthia R. Plouché	Trustee	April 28, 2006

/S/ RAYMAN L. SOLOMON* Rayman L. Solomon	Trustee	April 28, 2006

/S/ KENNETH T. KOZLOWSKI* Kenneth T. Kozlowski	Chief Financial Officer	April 28, 2006

*By:	/S/ PATRICIA LOUIE
Patricia Louie (Attorney-in-Fact)

AXA PREMIER VIP TRUST

EXHIBIT INDEX

(d)(16)(iv)	Amendment No. 2 dated as of August 1, 2004 to Amended and Restated Investment Advisory Agreement between AXA Equitable Life Insurance Company and Wellington Management Company, LLP with respect to AXA Premier VIP Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio.

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered.

(j)(1)	Consent of Independent Accountants.

(p)(5)(vi)	Code of Ethics of Janus Capital Management LLC, as revised December 6, 2005.

(p)(14)(iii)	Code of Ethics of Firsthand Capital Management, Inc., as revised November 1, 2005.

(p)(15)(iv)	Code of Ethics of A I M Capital Management, Inc., as amended January 1, 2006.